SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:
|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-12

                             INTREORG SYSTEMS, INC.
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     X    No fee required

     __ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

          (1)  Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
               (4) Proposed maximum aggregate value of transaction:

          (5)  Total fee paid:

     __   Fee paid previously with preliminary materials.

     __ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing Party:

          (4)  Date Filed:

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                                       AND
                                 PROXY STATEMENT



                Date:                        June 29, 2010

                Time:                        10:00 a.m.

                Place:                       Hilton Dallas/Southlake Town Square
                                             1400 Plaza Place
                                             Southlake, Texas  76092
                                             817-442-9900

                             INTREORG SYSTEMS, INC.
                    501 TROPHY LAKE DRIVE, SUITE 314, PMB 106
                              TROPHY CLUB, TX 76262
                                 (817) 491-8611

               NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                                  JUNE 29, 2010

Dear Stockholder:

Our annual stockholders' meeting will be held on June 29, 2010, at 10:00 a.m. Central Standard Time, at the Hilton Dallas/Southlake Town Square, 1400 Plaza Place, Southlake, Texas 76092 for the following purposes:

     1. To elect three directors to hold office until the next annual meeting of shareholders and qualification of their respective successors.

     2.   To  appoint  Larry  O'Donnell,   CPA,  P.C.  of  Aurora,  Colorado  as
          independent auditor for fiscal year ended December 31, 2010.

     3. To authorize the Board of Directors to approve and adopt the 2010 Stock Option and Award Incentive Plan.

     4. To transact such other business as may properly come before the annual meeting or any postponement of or adjournment thereof.

The Board of Directors has fixed the closing of business on May 10, 2010, as the record date for the determination of shareholders entitled to notice of and to vote at this meeting or any adjournment thereof. The stock transfer books will not be closed.

The Company's Annual Report to Stockholders for the year ended December 31, 2009 accompanies this Notice of Annual Meeting and Proxy Statement.

All stockholders, whether or not they expect to attend the Meeting in person, are requested either to complete, date, sign, and return the enclosed form of proxy in the accompanying envelope or to record their proxy by other authorized means. The proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company an instrument of revocation or duly executed proxy bearing a later date, or by electing to vote in person at the meeting.

Dated: June 3, 2010           By order of the Board of Directors,

                              /s/ Russell K. Boyd
                              -------------------------------------------------
                              Russell K. Boyd, President, CEO and
                              Chairman of the Board

                                 PROXY STATEMENT

                             INTREORG SYSTEMS, INC.
                    501 TROPHY LAKE DRIVE, SUITE 314, PMB 106
                              TROPHY CLUB, TX 76262
                                 (817) 491-8611


                                ANNUAL MEETING OF
                             SHAREHOLDERS TO BE HELD
                                  June 29, 2010

This Proxy Statement is being furnished to the shareholders of INTREorg Systems, Inc., a Texas corporation, in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Shareholders to be held at 10:00 a.m., Central Standard time, June 29, 2010 at the Hilton Dallas/Southlake Town Square, 1400 Plaza Place, Southlake, Texas 76092. The Proxy Statement is first being sent or given to shareholders on or about June 9, 2010.


             PROXIES ARE BEING SOLICITED BY THE BOARD OF DIRECTORS.

     WE ARE ASKING YOU FOR A PROXY AND YOU ARE REQUESTED TO SEND US A PROXY.


                                  VOTING RIGHTS

Stockholders of record of the Company as of the close of business on May 10, 2010 have the right to receive notice of and to vote at the Annual Meeting. On May 10, 2010, the Company had issued and outstanding 10,320,016 (Ten Million, Three Hundred Twenty Thousand, Sixteen) shares of Common Stock (the "Common Stock") outstanding. Each share of Common Stock is entitled to one (1) vote for as many separate nominees as there are directors to be elected and for or against all other matters presented. For action to be taken at the Annual Meeting, a majority of the shares entitled to vote must be represented at the Annual Meeting in person or by proxy. Shares of stock may not be voted cumulatively. Abstentions and broker non-votes each will be included in determining the number of shares present and voting at the Annual Meeting. Abstentions will be counted in tabulations of the votes cast on proposals, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

                               EXPENSE OF MAILING

The expense of preparing and mailing of this Proxy Statement to shareholders of the Company is being paid for by the Company. The Company is also requesting brokers, custodians, nominees, and fiduciaries to forward this Proxy Statement to the beneficial owners of the shares of common stock of the Company held of record by such persons. The Company will not reimburse such persons for the cost of forwarding.

                                     PROXIES

In voting their Common Stock, stockholders may vote in favor of or against the proposal to approve the proposals on the agenda or may abstain from voting. Stockholders should specify their choice on the accompanying proxy card. All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the meeting in accordance with the directions given. If no specific instruction are given with regard to the matter to be voted upon, then the shares represented by a signed proxy card will be voted "FOR" the approval of the agenda item or director(s) and in the discretion of such proxies to any other procedural matters which may properly come before the meeting or any adjournments thereof. All proxies delivered pursuant to this solicitation are revocable at any time before they are voted at the option of the persons executing them by (i) giving written notice to the Secretary of the Company,
(ii) by delivering a later dated proxy card, or (iii) by voting in person at the meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to Russell K. Boyd, President of

INTREorg Systems, Inc., 501 Trophy Lake Drive, Suite 314, PMB 106, Trophy Club, Texas 76262.

HOLDERS  OF  COMMON  STOCK  ARE  REQUESTED  TO  COMPLETE,  DATE,  AND  SIGN  THE
ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY TO THE COMPANY AT INTREorg SYSTEMS, INC., 501 TROPHY LAKE DRIVE, SUITE 314, PMB 106, TROPHY CLUB, TEXAS 76262.

The person named as proxy is Russell K. Boyd, President, CEO, and Chairman of the Board of the Company.

In addition to the solicitation of proxies by mail, the Company, through its directors, officers, and employees, may solicit proxies from stockholders personally or by telephone or other forms of communication. The Company will not reimburse anyone for reasonable out-of-pocket costs and expenses incurred in the solicitation of proxies. The Company also will request brokerage houses, nominees, fiduciaries, and other custodians to forward soliciting materials to beneficial owners, and the Company will reimburse such persons for their reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.

                 INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

None. No director or shareholder owning 10% or more of the outstanding shares has indicated her or his intent to oppose any action to be taken at the meeting. No officer or director or shareholder has any interest in any matter to be voted upon.

                   VOTING SECURITIES AND BENEFICIAL OWNERSHIP

As of the call date of the meeting, May 10, 2010, the total number of common shares outstanding and entitled to vote was 10,320,016 (Ten Million, Three Hundred Twenty Thousand, Sixteen) shares.

The holders of such shares are entitled to one vote for each share held on the record date. There is no cumulative voting on any matter on the agenda of this meeting. No additional shares will be issued subsequent to call date and prior to meeting.

                                   RECORD DATE

Stock transfer records will remain open. May 10, 2010 shall be the record date for determining shareholders entitled to vote and receive notice of the meeting.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

The following table sets forth information as of May 10, 2010, with respect to the shares of common stock of the Company owned by (i) owners of more than 5% of the outstanding shares of common stock, (ii) each director of the Company, (and nominees) and (iii) all directors and officers of the Company as a group. Unless otherwise indicated, all shares are held by the person named and are subject to sole voting and investment by such person.


   TITLE OF CLASS          NAME AND ADDRESS OF      AMOUNT AND NATURE    PERCENT OF CLASS
                           OF BENEFICIAL OWNER     OF BENEFICIAL OWNER          (1)
---------------------- --------------------------- --------------------- ------------------
Common shares          Russell K. Boyd (2)                    1,434,000             13.90%
                       President, CEO and Chairman
                       501 Trophy Lake Drive,
                       Suite 314, PMB 106
                       Trophy Club, Texas 76262

Common shares          Malcolm C. Davenport, V                        0                 0%
                       Director
                       501 Trophy Lake Drive,
                       Suite 314, PMB 106
                       Trophy Club, Texas 76262

Common shares          Redgie T. Green                           25,000              2.42%
                       Director
                       501 Trophy Lake Drive,
                       Suite 314, PMB 106
                       Trophy Club, Texas 76262

Common shares          J.H. Brech, LLC (3)                    1,009,666              9.78%
                       1101 E. Duke Street
                       Hugo, OK  74743

                                                   --------------------- ------------------
All Directors and Executive Officers as a Group               1,459,000             16.32%
(3 persons)
----------------------

(1) Based upon  10,320,016  shares of common stock issued and outstanding on May
10, 2010.
(2) Mr. Boyd has Proxy Control of 900,000  shares  previously  held by Mr. Alton
Smith. Mr. Boyd has direct control of 534,000 common shares  representing  5.17%
of the outstanding shares of common stock.
(3) J.H.  Brech,  LLC owns 698,833  shares of common stock.  Mr. Charles J. Webb owns 311,333 shares of INTREorg  Systems,  Inc.  common stock and 553,833 shares beneficially through J.H. Brech, LLC of which he is a manager.

                          VOTING REQUIRED FOR APPROVAL

A majority of the shares of common stock outstanding at the record date must be represented at the Annual Meeting in person or by proxy in order for a quorum to be present and in order to take action upon all matters to be voted upon, but if a quorum should not be present, the meeting may be adjourned without further notice to shareholders, until a quorum is assembled. Each shareholder will be entitled to cast one vote at the Annual Meeting for each share of common stock registered in such shareholder's name at the record date.

Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Each share of Common Stock entitles the holder thereof to one vote on all matters to come before the Annual Meeting. Holders of shares of Common Stock are not entitled to cumulative voting rights.

The favorable vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is necessary to elect the nominees for directors of the Company. To take the other actions at the meeting a majority of the shares must vote in favor of the proposals present in person or by Proxy.

               REMUNERATION AND OTHER TRANSACTIONS WITH MANAGEMENT

         (a) Cash Compensation.

The table below discusses the compensation of our executive officers for the fiscal years ended December, 2009, 2008 and 2007.

                                                                      NON-EQUITY   NON-QUALIFIED
                                                                      INCENTIVE      DEFERRED
                                                 STOCK       OPTION      PLAN      COMPENSATION     ALL OTHER
                               SALARY    BONUS     AWARDS    AWARDS  COMPENSATION    EARNINGS      COMPENSATION     TOTAL
  NAME & POSITION     YEAR      ($)       ($)       ($)       ($)        ($)            ($)            ($)           ($)
-------------------- -------- --------- -------- ----------- ------- ------------- -------------- --------------- ----------
Russell K. Boyd,      2009           0        0           0       0             0              0               0          0
Chief Executive       2008           0        0           0       0             0              0          $2,000     $2,000
Officer and           2007           0        0           0       0             0              0               0          0
President (1)

Denis L. Iler,        2009           0        0           0       0             0              0               0          0
Former President      2008           0        0      $1,000       0             0              0            $250     $1,250
and CEO (2)           2007           0        0           0       0             0              0               0          0

Austin Andres,        2009           0        0           0       0             0              0               0          0
Former COO (3)        2008           0        0      $1,000       0             0              0               0     $1,000
                      2007           0        0           0       0             0              0               0          0

Jeff Huitt, Former    2009           0        0           0       0             0              0               0          0
CFO (4)               2008      $9,800        0           0       0             0              0               0     $9,800
                      2007     $15,900        0           0       0             0              0               0    $15,900
-------------------- --------
(1)  During the year ended  December  31,  2008,  Mr.  Boyd,  a director  of the
     Company,  at the time, was issued  200,000  shares of the Company's  common stock at $0.01 per share for stock  compensation of $2,000 for his services as a director.
(2)  Mr.  Denis Iler  resigned as a director and officer of the Company in March
     2009.  During the year ended December 31, 2009, he received  100,000 shares of common stock valued at $1,000 for his services as a director.
(3)  Mr.  Andres  resigned  as an officer of the  Company in April 2009 and as a
     Director on May 26,  2009.  During the year ended  December  31,  2008,  he received  100,000 shares of the Company's common stock valued at $1,000 for his consulting services as an officer of the Company.
(4)  Mr.  Huitt  resigned  as an officer  of the  Company in April 2009 and as a
     Director on May 7, 2009.  The Company  paid Huitt  Consulting,  LLC $50 per hour for work performed by Jeff Huitt as the Company's contract CFO. During the year ended December 30, 2008, the Company paid Mr. Huitt cash of $2,850 and accrued $6,950 in connection with his services.

         (b) Compensation Pursuant to Plans. None.

         (c) Other Compensation.

                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table sets forth certain information concerning outstanding equity awards held by the President and our most highly compensated executive officers for the fiscal year ended December 31, 2009 (the "Named Executive Officers"):


                           OPTION AWARDS                                                STOCK AWARDS
---------------------------------------------------------------------------  ------------------------------------------
                                                                                                             Equity
                                                                                                             incentive
                                         Equity                                                              plan
                                         incentive                                                Equity     awards:
                                         plan                                                     incentive  Market
                                         awards:                                                  plan       or
               Number of   Number of     Number of                           Number    Market     awards:    payout
               securities  securities    securities                          of        value of   Number     value of
               underlying  underlying    underlying                          shares    shares     of         unearned
               unexercised unexercised   unexercised  Option    Option       or        of units   unearned   shares,
               options (#) options (#)   unearned     exercise  expiration   units     of stock   shares,    units or
    Name       exercisable unexercisable options      price     date         of        that       units or   others
                                           (#)         ($)                   stock     have not   other      rights
                                                                             that      vested     rights     that
                                                                             have      ($)        that       have not
                                                                             not                  have not   vested
                                                                             vested               vested     ($)
                                                                             (#)                  (#)
-------------- ----------- ------------ ----------- ---------- ------------ --------- ---------- ---------- ----------
Russell K.        -0-          -0-         -0-         -0-         -0-        -0-        -0-        -0-        -0-
Boyd,
President,
CEO and
Chairman
--------------

Aggregated  Option/SAR  Exercises in Last Fiscal Year an FY-End Option/SAR value
(None)

Long Term Incentive Plans - Awards in Last Fiscal Year (None)

                               BOARD OF DIRECTORS

Committees and Meetings

The Board did not hold any formal meetings during the fiscal year ended December 31, 2009, and took actions by unanimous consent, as necessary.

In the ordinary course of business, the board of directors maintains a compensation committee and an audit committee.

The primary function of the compensation committee is to review and make recommendations to the board of directors with respect to the compensation, including bonuses, of our officers and to administer the grants under our stock option plan.

The functions of the audit committee are to review the scope of the audit procedures employed by our independent auditors, to review with the independent auditors our accounting practices and policies and recommend to whom reports should be submitted, to review with the independent auditors their final audit reports, to review with our internal and independent auditors our overall accounting and financial controls, to be available to the independent auditors during the year for consultation, to approve the audit fee charged by the independent auditors, to report to the board of directors with respect to such matters and to recommend the selection of the independent auditors.

In the absence of a separate audit committee our Board of Directors functions as audit committee and performs some of the same functions of an audit committee, such as recommending a firm of independent certified public accountants to audit the annual financial statements; reviewing the independent auditors independence, the financial statements and their audit report; and reviewing management's administration of the system of internal accounting controls.

                              DIRECTOR COMPENSATION

The following table sets forth certain information concerning compensation paid to our directors for services as directors, but not including compensation for services as officers reported in the "Summary Executives Compensation Table" during the year ended December 31, 2009:

                                                                        NONQUALIFIED
                                                        NON-EQUITY        DEFERRED
                   FEES                               INCENTIVE PLAN    COMPENSATION       ALL OTHER
                   EARNED     STOCK       OPTION       COMPENSATION       EARNINGS       COMPENSATION      TOTAL
      NAME         OR PAID    AWARDS ($)  AWARDS ($)        ($)              ($)              ($)           ($)
                   IN CASH
                     ($)
----------------- ---------- ----------- ----------- ---------------- ---------------- ---------------- ----------
Russell K. Boyd     $-0-        $-0-        $-0-          $-0-             $-0-             $-0-          $-0-

Malcolm C.          $-0-        $-0-        $-0-          $-0-             $-0-             $-0-          $-0-
Davenport, V

Redgie T. Green     $-0-        $-0-        $-0-          $-0-             $-0-             $-0-          $-0-

Denis L. Iler       $-0-        $-0-        $-0-          $-0-             $-0-             $-0-          $-0-
(1)

Austin Andres(2)    $-0-        $-0-        $-0-          $-0-             $-0-             $-0-          $-0-

Jeff Huitt (3)      $-0-        $-0-        $-0-          $-0-             $-0-             $-0-          $-0-

Wesley F.           $-0-        $-0-        $-0-          $-0-             $-0-             $-0-          $-0-
Whiting (4)
---------------
(1)      Mr. Denis Iler resigned as a director and officer of the Company in March 2009.
(2)      Mr. Andres resigned as an officer of the Company in April 2009 and as a Director on May 26, 2009.
(3)      Mr. Huitt resigned as an officer of the Company in April 2009 and as a Director on May 7, 2009.
(4)      Wesley F. Whiting has resigned as Director effective January 8, 2009.


INDEMNIFICATION OF DIRECTORS AND OFFICERS

As permitted by the Texas Business Corporation Act, the personal liability of its directors for monetary damages for breach or alleged breach of their duty of care is very limited. In addition, as permitted by the Texas Business Corporation Act, the Bylaws of the Company provide generally that the Company shall indemnify its directors and officers to the fullest extent permitted by Texas law, including those circumstances in which indemnification would otherwise be discretionary.

The Company has agreed to indemnify each of its directors and executive officers to provide the maximum indemnity allowed to directors and executive officers by the Texas Business Corporation Act and the Bylaws, as well as certain additional procedural protections. In addition, the indemnification agreements provide generally that the Company will advance expenses incurred by directors and executive officers in any action or proceeding as to which they may be indemnified.

The indemnification provision in the Bylaws, and the indemnification agreements entered into between the Company and its directors and executive officers, may be sufficiently broad to permit indemnification of the officers and directors for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act").

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

                                  ANNUAL REPORT

The Company's Annual Report on Form 10-K for the year ended December 31, 2009 (the "Form 10-K") is being furnished simultaneously herewith as Exhibit "A". The Form 10-K is not considered a part of this Proxy Statement.

The Company will also furnish to any stockholder of the Company a copy of any exhibit to the Form 10-K as listed thereon, upon request and upon payment of the Company's reasonable expenses of furnishing such exhibit. Requests should be directed to Russell K. Boyd, President of INTREorg Systems, Inc., 501 Trophy Lake Drive, Suite 314, PMB 106, Trophy Club, Texas 76262.

                         BOARD OF DIRECTORS AND OFFICERS

The persons listed below are currently Officers and the members of the Board of Directors. Three persons designated with numerals (1), (2) and (3) are nominees for Director for the following term.

                        DIRECTORS AND EXECUTIVE OFFICERS

The directors and executive officers of the Company as of May 10, 2010 are as follows:


         NAME                  AGE               POSITION               TERM
---------------------------- ------     ---------------------------- -----------
Russell K. Boyd (1)            38       President, Chief Executive   Annual
                                        Officer, and Chairman of
                                        the Board

Malcolm C. Davenport, V (2)    58       Director                     Annual

Redgie T. Green (3)            57       Director                     Annual


The directors of the Company hold office until the next annual meeting of the shareholders and until their successors have been duly elected and qualified. The officers of the Company are elected at the annual meeting of the Board of Directors and hold office until their successors are chosen and qualified or until their death, resignation, or removal. The Company presently has no executive committee.

The principal occupations of each director and officer of the Company for at least the past five years are as follows:

                              MANAGEMENT EXPERIENCE

RUSSELL K. BOYD, age 38, has served as Chairman of the Board of Directors for the Company since November of 2004. In April 2009, he was appointed the Chief Executive Officer and acting principal accounting officer. He has experience in the electronic data processing and consulting industries leading and managing project delivery teams. He currently independently contracts his services to the government sector. Previous to this, Mr. Boyd was employed by Electronic Data Systems (EDS) and for a seven year period worked on a variety of service delivery and consulting projects. Prior to EDS, Mr. Boyd's career consists of progressively broader roles and responsibilities with TIER Technologies, Inc. He holds a Bachelor of Arts Degree in Computer Information Systems from Tarleton State University. Mr. Boyd's skills in data processing and experience in the data processing and computer information systems well suits him to assist in the execution of the Company's business plan to provide internet consulting and "back office" services to clients.

MALCOLM C. DAVENPORT, V, age 58, was appointed a Director of the Company on April 21, 2009. Mr. Davenport previously served as a director of ITC Holding Company, Inc., a West Point, Georgia-based private technology investment company. Some of the companies which it founded and grew include Powertel, Inc., (acquired by Deutche Telkom for $5.89 billion + assumption of $1.2 billion debt), Mindspring, Inc. (merged with EarthLink {NASDAQ: ELNK}), E-Company Store, Inc., PreSolutions, Inc., ASYNC, Inc., and Knology, Inc. {symbol NASDAQ: KNOL}. He also served as a director for ITC DeltaCom, Inc. {OTC BB: ITCD}, a Competitive Local Exchange Carrier (CLEC) company that is regionally significant in both the fiber and direct long distance sale business in the southeast United States. Mr. Davenport is licensed and active as an Attorney in the State of Georgia, and holds an inactive license in Alabama as both an Attorney and as a Certified Public Accountant. He also serves as a Director of LeanStream Media, Inc. Mr. Davenport brings to the Company not only his experiences within the technology industry, but also his experiences in the legal and accounting industries.

REDGIE T. GREEN, age 57, is Director of INTREorg Services, Inc. He has been Secretary and Director of Sun River Energy, Inc. since 1998 and in September 2009, became the Chief Executive Officer of Sun River Energy, Inc. Mr. Green has been co-owner and operator of Green's B&R Enterprises, a wholesale donut baker since 1983. He has been an active investor in small capital and high-tech adventures since 1987. Mr. Green was a director of Colorado Gold & Silver, Inc. in 2000. He was a director for Houston Operating Company during 2004. He served as a director for Mountains West Exploration, Inc. in 2005. He is a Director of Concord Ventures, Inc. (2006) and ASPI Inc. (2006 - 2009) and has been appointed as an officer and director of Captech Financial, Inc. in May 2006. He served as a director of Baymark Technologies, Inc. 2005-2006. Having served on the board of directors and as officers of public companies, Mr. Green provides the Company with his experience and knowledge of the public company arena as it moves forward.

                                    AUDITORS

GENERAL. Larry O'Donnell, CPA, P.C. ("O'Donnell") is the Company's principal auditing accountant firm. The Company's Board of Directors has considered whether the provisions of audit services is compatible with maintaining O'Donnell's independence.

The following table represents aggregate fees billed to the Company for the years ended December 31, 2009 and December 31, 2008, respectively, by Larry O'Donnell, CPA, P.C.

                                                    Years Ended December 31,
                                                      2009           2008
                                                  ------------- ---------------
Audit Fees                                              $5,620          $1,400
Audit-related Fees (a)                                      $0              $0
Tax Fees (b)                                                $0              $0
                                                  ------------- ---------------
                                      TOTAL FEES        $5,620          $1,400
-----------------------------------------------------------------------------
(a)  Primarily review of quarterly financial statements
(b)  Primarily tax returns, advice and planning

 All audit work was performed by the auditors' full time employees.

                                   PROPOSAL #1

                      NOMINATION AND ELECTION OF DIRECTORS

The Company's Bylaws currently provide for the number of directors of the Company to be established by resolution of the Board of Directors and that number is at least one (1) but no more than nine (9). The Board has nominated three (3) persons. At this Annual Meeting, a Board of three (3) directors will be elected. Except as set forth below, unless otherwise instructed, the proxy holders will vote the proxies received by them for Management's nominees named below.

The three nominees are presently directors of the Company. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders, until resignation, or until a successor has been elected and qualified.

We do not currently maintain a nominating committee on our Board of Directors. Rather, all of the directors on the Company's board of directors at any given time participate in identifying qualified director nominees, and recommending such persons to be nominated for election to the Board at each annual meeting of our stockholders. As a result, our Board has not found it necessary to have a separate nominating committee. However, the Board may form a nominating committee for the purpose of nominating future director candidates.

Usually, nominees for election to the Board are proposed by our existing directors. In identifying and evaluating individuals qualified to become Board members, our current directors will consider such factors as they deem appropriate to assist in developing a board of directors and committees thereof that are diverse in nature and comprised of experienced and seasoned advisors. Our Board of Directors has not adopted a formal policy with regard to the consideration of diversity when evaluating candidates for election to the Board. However, our Board believes that membership should reflect diversity in its broadest sense, but should not be chosen nor excluded based on race, color, gender, national origin or sexual orientation. In this context, the Board does consider a candidate's experience, education, industry knowledge and, history with the Company, and differences of viewpoint when evaluating his or her qualifications for election the Board. In evaluating such candidates, the Board seeks to achieve a balance of knowledge, experience and capability in its composition. In connection with this evaluation, the Board determines whether to interview the prospective nominee, and if warranted, one or more directors interview prospective nominees in person or by telephone.

The proxies solicited hereby cannot be voted for a number of persons greater than the number of nominees named below. The Articles of Incorporation of the Company does not permit cumulative voting. A plurality of the votes of the holders of the outstanding shares of Common Stock represented at a meeting at which a quorum is presented may elect directors.

THE DIRECTORS NOMINATED BY MANAGEMENT ARE:

Russell K. Boyd

Malcolm C. Davenport, V

Redgie T. Green

The biographical information of all Director Nominees are contained on page 8, under "Management Experience."

Unless marked to the contrary on the ballot, all proxies will be voted in favor of the Management's nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" MANAGEMENT'S NOMINEES.

Required Approval

For action to be taken at the Annual Meeting, a quorum must be present, which, under the Texas Business Corporation Act, is a simple majority. To be considered approved, the nominees must receive the affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting.

                                   PROPOSAL #2

                   APPOINTMENT OF LARRY O'DONNELL, CPA., P.C.

Larry O'Donnell, CPA, P.C., Independent Public Accountants, of Aurora, Colorado have been appointed as the Certifying Accountants for the period through fiscal year 2010 and shareholders are asked to ratify such appointment. Ratification of the appointment of Larry O'Donnell, CPA, P.C., as the Company's independent public accountants for the fiscal year ending December 31, 2010 will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. In the event the stockholders do not ratify the appointment of Larry O'Donnell, CPA, P.C. for the forthcoming fiscal year, such appointment will be reconsidered by the Board. Representatives of Larry O'Donnell, CPA, P.C. are not expected to be present at the Annual Meeting and will not make statements.

Unless marked to the contrary, proxies received will be voted "FOR" ratification of the appointment of Larry O'Donnell, CPA, P.C. as independent accountants for the Company's year ending December 31, 2010.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE COMPANY'S INDEPENDENT ACCOUNTANTS.

                                   PROPOSAL #3

AUTHORIZATION FOR THE BOARD OF DIRECTORS OF THE COMPANY TO APPROVE AND ADOPT THE 2010 STOCK OPTION AND AWARD INCENTIVE PLAN.

THE COMPANY AND THE PLAN

The Company has its executive offices at 501 Trophy Lake Drive, Suite 314, PMB 106, Trophy Club, Texas 76262, and its telephone number is (817) 491-8611. As described in the accompanying NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, the Company proposes to adopt the 2010 INTREorg Systems, Inc. Stock Option and Award Incentive Plan ("Plan") attached hereto as Exhibit "B".

The Board of Directors believes that the Plan will enable the Company to compensate management and employees at a level competitive in the industry and provide for future determination for incentive compensation. As of June 2, 2010, the Company does not have any employees and has one (1) officer/director and two
(2) directors who would be eligible for grants under the Plan.

The Board of Directors of the Company voted unanimously to adopt the 2010 Stock Option and Award Incentive Plan for INTREorg Systems, Inc. The Board of
Directors believes that the adoption of the Plan critical to attracting, retaining, and motivating employees and other eligible persons of the Company. The Plan was approved by disinterested members of the Board as well as by the entire Board.

The following table sets forth information with respect to stock options to officers and directors of the Company granted pursuant to the Plan through May 10, 2010. At this time, the Company has not granted any stock options under the Plan and has no specific plans to grant options under the Plan.


               NAME                            TITLE                NUMBER OF          EXERCISE       EXPIRATION DATE
                                                                 OPTIONS GRANTED         PRICE
----------------------------------- --- --------------------- -- ----------------- -- ------------ -- ----------------
Russell K. Boyd                         President, Chief                0                 NA                NA
                                        Executive Officer,
                                        and Chairman of the
                                        Board

Malcolm C. Davenport, V                 Director                        0                 NA                NA

Redgie T. Green                         Director                        0                 NA                NA

All current Executive  Officers as
a Group                                                                 0                 NA                NA

All current  Directors who are not
Executive Officers as a Group                                           0                 NA                NA

All   Employees   as  Group   (not
including  Executive  Officers and
Directors)                                                              0                 NA                NA


DESCRIPTION OF THE 2010 INTREORG SYSTEMS, INC. STOCK OPTION AND AWARD INCENTIVE PLAN ("PLAN")

Below is a summary of the principal provisions of the Plan. The summary is not necessarily complete, and reference is made to the full text of the Plan attached as Exhibit "B" to this Proxy Statement. Capitalized terms used, but not defined herein, have the same meaning as set forth in the Plan.

GENERAL.

The Plan provides for the grant of stock options to directors, officers, employees, consultants, and advisors of the Company. The Plan is administered by a committee consisting of members of the Board of Directors (the "Stock Option Committee"), or in its absence, the Board of Directors.

SHARES SUBJECT TO THE PLAN.

The Plan provides for a total of 2,000,000 shares of common stock to be reserved for issuance subject to options. As of the date of this Proxy Statement, the Board has not approved the grant of any options to purchase shares of common stock, nor the conditions, performance or vesting requirements.

ANTI-DILUTION PROTECTION.

Proportionate adjustments will be made to the number of shares of common stock subject to the Plan in the event of any change in the capitalization of the Company affecting its common stock (e.g., a stock split, reverse stock split, stock dividend, combination, recapitalization, or reclassification). The Board or the Stock Option Committee, subject to Board approval, may also provide additional anti-dilution protection to a participant under the terms of such participant's option agreement or otherwise. Shares of common stock subject to option grants that are canceled, terminated, or forfeited will again be available for issuance under the Plan.

ADMINISTRATION OF THE PLAN.

The Stock Option Committee (or in its absence, the Board) administers the Plan and has the authority to modify an existing option, interpret the Plan, adopt rules and procedures relating to the administration of the Plan, and make such modifications to the Plan as are necessary to effectuate the intent of the Option Plan as a result of any changes in the tax, accounting, or securities laws treatment of participants and the Plan.

STOCK OPTIONS, RESTRICTED STOCK, AND STOCK APPRECIATION RIGHTS.

From time to time, the Stock Option Committee will recommend to the Board individuals that the Stock Option Committee believes should receive options, the amount of shares of common stock the Stock Option Committee believes should be subject to such option, and whether the option should be a qualified or nonqualified option. The Board will consider, but need not accept, the Stock Option Committee's grant recommendations.

The Board may grant nonqualified stock option or incentive stock options to purchase shares of common stock. Any person who is not an employee on the effective date of the grant of an option to such person may be granted only a nonstatutory stock option. Moreover, to the extent that options designated as incentive stock options become exercisable by a participant for the first time during any calendar year for stock having a fair market value greater than $100,000, the portions of such options that exceed such amount will be treated as nonstatutory stock options. The Plan does not provide for stock appreciation rights.

The Stock Option Committee, subject to approval by the Board, will determine the number and exercise price of options, and the time or times that the options become exercisable. The term of an option will also be determined by the Stock Option Committee, subject to approval by the Board, provided that the term of a stock option may not exceed ten years from the date of grant.

EXERCISABILITY.

Each Stock Option Agreement shall specify the date when all or any installment of the Option becomes exercisable. In the case of an Optionee who is not an officer of the Company, a Director or a Consultant, an Option shall become exercisable at a rate of no more than 25% per year over a four-year period commencing on January 1 following the Date of Grant and 25% each year thereafter on January 1. Subject to the preceding sentence, the exercise provisions of any Stock Option Agreement shall be determined by the Administrator, in its sole discretion. The option exercise price may be paid in cash, by check or in such other form of lawful consideration (including promissory notes or shares of common stock then held by the participant). Each Option Agreement will specify the vesting and exercisability, in whole or in part.

CHANGE OF CONTROL.

The Plan provides that in the event of a sale by the Company of all or substantially all of its assets, a merger of the Company with another company, the sale or issuance of more than 50% of the total issued and outstanding voting stock of the Company to another party or parties in a single transaction or in a series of related transactions, resulting in a change of control of the Company, or a similar business combination or extraordinary transaction involving the Company, all outstanding options granted to any officer, director, or employee of or key consultant to the Company which have not vested will accelerate to a date at least ten (10) business days prior to the closing date of such sale or similar business combination or extraordinary transaction. The exercise of options the vesting of which has accelerated accordingly will not be effective until the closing date of an above-referenced extraordinary transaction or business combination. Such vested options will terminate on the date of the closing of the event causing the vesting of the options to accelerate. The vesting of the options is conditioned upon the closing of the transaction that causes the vesting of the options to accelerate. If said transaction does not close within 30 days from the acceleration date, then the vesting of the accelerated options will not be effective, and the options will revert to their original vesting schedule, subject to acceleration again in accordance with the Plan if another extraordinary transaction or business combination is proposed and closed.

TERM.

The Stock Option Agreement shall specify the term of the Option. No Option shall be exercised after the expiration of ten years after the date the Option is granted. Unless otherwise provided in the Stock Option Agreement, no Option may be exercised (i) three months after the date the Optionee's Service with the Company, its Parent or its Subsidiaries terminates if such termination is for any reason other than death, Disability or Cause, (ii) one year after the date the Optionee's Service with the Company, its Parent or its subsidiaries terminates if such termination is a result of death or Disability, and (iii) if the Optionee's Service with the Company, its Parent, or its Subsidiaries terminates for Cause, all outstanding Options granted to such Optionee shall expire as of the commencement of business on the date of such termination. The Administrator may, in its sole discretion, waive the accelerated expiration provided for in (i) or (ii). Outstanding Options that are not exercisable at the time of termination of employment for any reason shall expire at the close of business on the date of such termination.

NO TRANSFERABILITY.

Except as provided in the Plan a Participant may not assign, sell or transfer Rights, in whole or in part, other than by testament or by operation of the laws of descent and distribution.

PERMITTED TRANSFER OF NON-QUALIFIED OPTION.

The Administrator, in its sole discretion may permit the transfer of a Non-Qualified Option (but not an ISO or Stock Purchase Right) as follows: (i) by gift to a member of the Participant's immediate family, or (ii) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the Settlor (either or both (i) or (ii) referred to as a "Permitted Transferee"). For purposes of the Plan, "immediate family" shall mean the Optionee's spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships.

CONDITIONS OF PERMITTED TRANSFER.

A permitted transfer may be made only upon written notice to and approval thereof by Administrator. A Permitted Transferee may not further assign, sell or transfer the transferred Option, in whole or in part, other than by testament or by operation of the laws of descent and distribution. A Permitted Transferee shall agree in writing to be bound by the provisions of the Plan, which a copy of said agreement shall be provided to the Administrator for approval prior to the transfer.

STOCKHOLDER RATIFICATION.

The Plan must be approved by the stockholders of the Company within twelve months after the date of its adoption by the Board. Options granted prior to stockholder ratification may become exercisable no earlier than the date of stockholder ratification of the Plan. Options granted to executive officers that are designated as performance based under Section 162(m) of the Code must be contingent on stockholder ratification of the material terms of the Plan to the extent required under Section 162(m) of the Code.

AMENDMENTS TO THE PLAN.

The Board may amend or discontinue the Plan at any time subject to certain restrictions set forth in the Plan. No amendment or discontinuance may adversely affect any previously granted option award without the consent of the recipient.

FEDERAL INCOME TAX CONSEQUENCES.

The following general description of federal income tax consequences is based upon current statutes, regulations, and interpretations and does not purport to be complete. Reference should be made to the applicable provisions of the Internal Revenue Code of 1986 (the "Code"). In addition, state, local and foreign income tax consequences may be applicable to transactions involving options. The following description does not address specific tax consequences applicable to an individual participant who receives an option and does not address special rules that may be applicable to directors and officers.

Under existing federal income tax provisions, a participant who receives options will not normally realize any income, nor will the Company normally receive any deduction for federal income tax purposes, upon the grant of an option.

When a non-qualified stock option granted pursuant to the Plan is exercised, the employee generally will realize ordinary income (compensation) measured by the difference between the aggregate purchase price of the common stock as to which the option is exercised and the aggregate fair market value of the common stock on the exercise date. The Company generally will be entitled to a deduction in the year the option is exercised equal to the amount the employee is required to treat as ordinary income. Any taxable income recognized in connection with a non-qualified stock option exercised by an Optionee who is also an employee of the Company will be subject to tax withholding by the Company. The basis for determining gain or loss upon a subsequent disposition of common stock acquired upon the exercise of a non-qualified stock option will be the purchase price paid to the Company for the common stock increased by an amount included in the Optionee's taxable income resulting from the exercise of such option. The holding period for determining whether gain or loss on such subsequent disposition is short-term or long-term generally begins on the date on which the Optionee acquires the common stock.

An employee generally will not recognize any income upon the exercise of an incentive stock option, but the exercise may, depending on particular factors relating to the employee, subject the employee to the alternative minimum tax. An employee will recognize capital gain or loss in the amount of the difference between the exercise price and the sale price on the sale or exchange of stock acquired pursuant to the exercise of an incentive stock option, provided that the employee does not dispose of such stock within two years from the date of grant and one year from the date of exercise of the incentive stock option (the "Required Holding Periods"). An employee disposing of such shares before the expiration of the Required Holding Periods will recognize ordinary income equal to the lesser of (i) the difference between the option price and the fair market value of the stock on the date of exercise, or (ii) the total amount of gain realized. The remaining gain or loss is generally treated as short term or long-term gain or loss depending on how long the shares are held. The Company will not be entitled to a federal income tax deduction in connection with the exercise of an incentive stock option, except where the employee disposes of the shares of common stock received upon exercise before the expiration of the Required Holding Periods.

PROMISSORY NOTE.

To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, in the discretion of the Administrator, upon such terms as the Administrator shall approve, all or a portion of the Exercise Price or Purchase Price (as the case may be) of shares issued under the Plan may be paid with a full-recourse promissory note. However, in the event there is a stated par value of the shares and applicable law requires, the par value of the shares, if newly issued, shall be paid in cash or cash equivalents. The shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon, and held in the possession of the Company until said amounts are repaid in full. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Administrator (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note. Unless the Administrator determines otherwise, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

REPURCHASE RIGHTS.

Following a termination of the Participant's Service, the Company may repurchase the Participant's Rights.

REPURCHASE PRICE.

Following a termination of the Participant's Service the Repurchase Right shall be exercisable at a price equal to (i) the Fair Market Value of vested Stock or, in the case of exercisable options, the Fair Market Value of the Stock underlying such unexercised options less the Exercise Price, or (ii) the Purchase Price or Exercise Price, as the case may be, of unvested Stock; provided, however, the right to repurchase unvested stock as described in the Plan shall lapse at a rate of at least 33.33% per year over three years from the date the Right is granted.

EXERCISE OF REPURCHASE RIGHT.

A Repurchase Right may be exercised only within 90 days after the termination of the Participant's Service (or in the case of Stock issued upon exercise of an Option or after the date of termination or the purchase of Stock under a Stock Purchase Agreement after the date of termination, within 90 days after the date of the exercise or Stock purchase, whichever is applicable) for cash or for cancellation of indebtedness incurred in purchasing the shares.

TERMINATION OF REPURCHASE AND FIRST REFUSAL RIGHTS.

Each Stock Option Agreement and Stock Purchase Agreement shall provide that the Repurchase Rights and First Refusal Rights shall have no effect with respect to, or shall lapse and cease to have effect when the issuer's securities become publicly traded or a determination is made by counsel for the Company that such Repurchase Rights and First Refusal Rights are not permitted under applicable federal or state securities laws.

MARKET STAND-OFF.

Each Stock Option Agreement and Stock Purchase Agreement shall provide that, in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, including the Company's initial public offering, the Participant shall agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "Market Stand-Off").

STOCK DIVIDENDS, SPLITS, ETC.

If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then (i) the number of shares of Stock available for Rights, (ii) the number of shares of Stock covered by outstanding Rights, and (iii) the Exercise Price or Purchase Price of any Stock Option or Purchase Right, in effect prior to such change, shall be proportionately adjusted by the Administrator to reflect any increase or decrease in the number of issued shares of Stock; provided, however, that any fractional shares resulting from the adjustment shall be eliminated.

The Company and the Majority Shareholders need not comply with any federal or state regulatory requirements in connection with ratifying the Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL AND ADOPTION OF THE 2010 STOCK OPTION AND INCENTIVE AWARD PLAN.

                              SHAREHOLDER PROPOSALS

Shareholders are entitled to submit proposals on matter appropriate for shareholder action consistent with regulations of the Securities and Exchange Commission. Should a shareholder intend to present a proposal at next year's annual meeting, it must be received by Russell K. Boyd, the President of INTREorg Systems, Inc., 501 Trophy Lake Drive, Suite 314, PMB 106, Trophy Club, Texas 76262, not later than 30 days prior to fiscal year end, in order to be included in the Company's proxy statement and form of proxy relating to that meeting. It is anticipated that the next annual meeting will be held in the Spring of 2011.

Other Matters. Management knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby on such matters in accordance with their best judgment.



Dated: June 3, 2010              By order of the Board of Directors,

                                 /s/ Russell K. Boyd
                                 --------------------------------------------
                                 Russell K. Boyd,  President, Chief Executive
                                 Officer, and Chairman of the Board

                                     BALLOT
--------------------------------------------------------------------------------

                             INTREORG SYSTEMS, INC.
                    501 TROPHY LAKE DRIVE, SUITE 314, PMB 106
                              TROPHY CLUB, TX 76262
                                 (817) 491-8611

                  ANNUAL MEETING OF STOCKHOLDERS, JUNE 29, 2010

The undersigned hereby appoints Russell K. Boyd, President, proxy, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of INTREorg Systems, Inc. held of record by the undersigned at the Annual Meeting of Stockholders to be held at the Hilton Dallas/Southlake Town Square, 1400 Plaza Place, Southlake, Texas 76092, at 10:00 a.m., Central Standard Time, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of, the meeting and any adjournment thereof.

             PROXIES ARE BEING SOLICITED BY THE BOARD OF DIRECTORS.

     WE ARE ASKING YOU FOR A PROXY AND YOU ARE REQUESTED TO SEND US A PROXY.

1. To elect a Board of three (3) directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified:

Nominees:      Russell K. Boyd, Malcolm C. Davenport, V, and Redgie T. Green

               [_] FOR: nominees listed above (except as marked to the contrary below).
               [_] WITHHOLD: authority to vote for nominee(s) specified below.


INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write the applicable name(s) in the space provided below.

--------------------------------------------------------------------------------

2. To appoint Larry O'Donnell, CPA, P.C. of Aurora, Colorado as independent auditor for fiscal year ended December 31, 2010.

---------------------- ------------------------- ---------------------------
      [_] FOR                [_] AGAINST                [_] ABSTAIN
---------------------- ------------------------- ---------------------------

3. To authorize board of directors of the Company to approve and adopt the 2010 Stock Option and Award Incentive Plan.

---------------------- ------------------------- ---------------------------
      [_] FOR                [_] AGAINST                [_] ABSTAIN
---------------------- ------------------------- ---------------------------

4. To  transact  such other  business  as may  properly  come  before the Annual
Meeting.

---------------------- ------------------------- ---------------------------
      [_] FOR                [_] AGAINST                [_] ABSTAIN
---------------------- ------------------------- ---------------------------

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND RETURN THIS PROXY CARD PROMPTLY TO INTREorg SYSTEMS, INC., 501 TROPHY LAKE DRIVE, SUITE 314, PMB 106, TROPHY CLUB, TEXAS 76262.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.


------------------------------------    ----------------------------------------
Number of Shares owned                  Signature of Stockholder

Dated:_______________, 2010
                                        ----------------------------------------
                                        Signature if held jointly

IMPORTANT: If shares are jointly owned, both owners should sign. If signing as attorney, executor, administrator, trustee, guardian or other person signing in a representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                   EXHIBIT "A"

                             INTREORG SYSTEMS, INC.


                                    FORM 10-K
                      FOR THE YEAR ENDED DECEMBER 31, 2009

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 10-K


[X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         For the fiscal year ended December 31, 2009

                                       Or

[ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         For the transition period from _________ to _____________


                        Commission file number: 000-53451

                             INTREORG SYSTEMS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


             Texas                                          45-0526215
------------------------------                        ------------------------
State or other jurisdiction of                            I.R.S. Employer
 incorporation or organization                          Identification No.

        501 Trophy Lake Drive, Suite 314, PMB 106, Trophy Club, TX 76262
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                  817-491-8611

           Securities registered pursuant to Section 12(b) of the Act:

 Title of each class registered                          Name of each exchange
                                                          on which registered
----------------------------------                      ------------------------
         Not Applicable                                        Not Applicable

           Securities registered pursuant to Section 12(g) of the Act:
                                  Common Stock

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.
                                                                 Yes |_| No |X|

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act.
                                                                          |_|

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
                                                                 Yes |X| No |_|

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Website, if any, every Interactive Data file required to be submitted and posted pursuant to Rule 405 of Regulation S-T (section 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files)
                                                                 Yes |_| No |_|

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (ss. 229.405 of this chapter) is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.
                                                                             |X|

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check One).

Large accelerated filer     [___]          Accelerated filer             [___]
Non-accelerated filer       [___]          Smaller reporting company     [_X_]

Indicate by check mark whether the Registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes |_| No |X|

The aggregate market value of voting stock held by non-affiliates of the registrant was approximately $2,512,432 as of April 14, 2010.

There were 10,320,016 shares outstanding of the registrant's Common Stock as of April 14, 2010.

                                TABLE OF CONTENTS

                                     PART I

ITEM 1        Business                                                        1
ITEM 1 A.     Risk Factors                                                    6
ITEM 1 B.     Unresolved Staff Comments                                       11
ITEM 2        Properties                                                      11
ITEM 3        Legal Proceedings                                               11
ITEM 4        Removed and Reserved

                                     PART II

ITEM 5        Market for Registrant's Common Equity, Related Stockholder
              Matters and Issuer Purchases of Equity Securities               11
ITEM 6        Selected Financial Data                                         12
ITEM 7        Management's Discussion and Analysis of Financial Condition
              and Results of Operations                                       12
ITEM 7 A.     Quantitative and Qualitative Disclosures About Market Risk      16
ITEM 8        Financial Statements and Supplementary Data                     16
ITEM 9        Changes in and Disagreements with Accountants on Accounting
              and Financial Disclosure                                        16
ITEM 9 A.     Controls and Procedures                                         16
ITEM 9 A(T).  Controls and Procedures                                         17
ITEM 9B       Other Information                                               18

                                    PART III

ITEM 10       Directors, Executive Officers, and Corporate Governance         18
ITEM 11       Executive Compensation                                          20
ITEM 12       Security Ownership of Certain Beneficial Owners and Management
              and Related Stockholder Matters                                 23
ITEM 13       Certain Relationships and Related Transactions, and Director
              Independence                                                    24
ITEM 14       Principal Accounting Fees and Services                          24

                                     PART IV

ITEM 15       Exhibits, Financial Statement Schedules                         26

SIGNATURES                                                                    27

FORWARD LOOKING STATEMENTS

This document includes forward-looking statements, including, without limitation, statements relating to INTREorg plans, strategies, objectives, expectations, intentions and adequacy of resources. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause INTREorg's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These factors include, among others, the following: ability of INTREorg to implement its business strategy; ability to obtain additional financing; INTREorg's limited operating history; unknown liabilities associated with future acquisitions; ability to manage growth; significant competition; ability to attract and retain talented employees; and future government regulations; and other factors described in this registration statement or in other of INTREorg filings with the Securities and Exchange Commission. INTREorg is under no obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.


                                     PART I

ITEM 1. BUSINESS
----------------

General

The following is a summary of some of the information contained in this document. Unless the context requires otherwise, references in this document to "INTREorg" or the "Company" are to INTREorg Systems, Inc. and its subsidiaries.

About INTREorg Systems, Inc.

INTREorg Systems, Inc. was formed as a Texas corporation on November 3, 2003. The Company was organized for the purpose of providing internet consulting and "back office" services to other companies.

BUSINESS PLAN

INTREorg Systems Inc. ("INTREorg" or "The Company") has developed a business plan to become an integrated provider of outsourced information technology ("IT") services, Software as a Service (SaaS) applications, enterprise support, and business process outsourcing services. INTREorg's target market is publicly-traded, emerging growth companies in need of rapidly expanded IT services. Primarily the Company intends to focus on publicly traded companies to allow it to evaluate the financial position and business situation of prospective clients due to the inherent transparency required with publicly traded firms.

The primary focus of the Company is to provide outsourced, day-to-day IT operations to emerging companies in need of state-of-the-art IT services, tools and processes. INTREorg focuses on providing IT services and systems to emerging, technologically sophisticated companies that have grown beyond their ability to manage their network. Additionally, the Company intends to provide infrastructure services and products to meet the specific demands of INTREorg customers. All of the Company's services will be offered individually or bundled as a comprehensive solution.

IT OUTSOURCING SYSTEMS

INTREorg Systems plans to provide Information Technology solutions to assist the Company's clients in assessing their business needs and identifying the IT solutions to meet these needs. INTREorg intends to deliver services that include the selection and implementation of packaged software and the design, construction, testing, and integration of new systems.

The primary focus of INTREorg's IT Outsourcing Services will be to assume all of the responsibility of a client's IT organization. In most cases, INTREorg would evaluate the client's current personnel and augment that expertise with the Company's IT experience as well as its industry partners. This approach is designed to allow INTREorg to help the Company's customers minimize the costs associated with acquiring and training an IT staff--allowing them to focus their time and resources on their core business.

INTREorg's IT Outsourcing Services segment will provide help desk and infrastructure support around-the-clock for its clients. The Company intends to maintain and support a full range of its clients' IT and business process infrastructures from network environments to computing systems, and from shrink-wrapped applications to advanced proprietary and acquired application systems.

User Services

INTREorg intends to manage each of the client's assets to ensure that each of the client's end user's PC and other devices run consistently and at maximum efficiency. INTREorg provides the staffing, management and processes needed to manage the whole enterprise, meeting desired service levels while leveraging clients' existing infrastructure investments. INTREorg intends to help companies increase end user productivity while decreasing their downtime. End user services will include:

     o    Help Desk--call management, problem solving and problem resolution
     o    Desktop Services--installations, upgrades and software problems
     o Procurement and Product Services-- streamlined, controlled and managed procurement process and certified product reseller

Computing Services

INTREorg intends to help its customers manage all of their computing resources helping them manage their network resources more effectively. Computing Services include:

     o    IT Backup and Recovery Services
     o    Data Center Outsourcing
     o    Database Management
     o    Facility Management

Network Management Services

INTREorg intends to manage its clients' entire Wide Area Network (WAN) for maximum performance and reliability. The Company will use its internal expertise in conjunction with its clients' personnel to manage disparate carriers and providers to provide maximum up time and higher efficiencies. Network Management Services will include:

     o Managed Communication Services--enhancing the performance and reliability of critical networks and connectivity
     o Remote Access Services--Support secure and cost-effective remote access using the latest in wireless and wired technology
     o On site Network Management--maximizing network uptime and device functionality

Security Services

The Company provides custom security solutions for its clients, regardless of the size or complexity of their system. INTREorg works with its clients to identify key threats and risks and create customized security policies, and then install, implement and manage the security solution. Security services include:

     o    Network Security--intrusion detection, secure VPN access
     o    Application Security--monitor and protect email and web content
     o    Security  Monitoring--effective   monitoring  and  management  of  the
          client's network

Applications Services

Applications Services include services such as application development and maintenance, including the development and maintenance of custom and packaged application software for customers and application systems migration and testing, which includes the migration of applications from legacy environments to current technologies, as well as, performing quality assurance functions on custom applications. INTREorg also intends to provide other applications services such as application assessment and evaluation, hardware and architecture consulting, systems integration, and INTREorg-based services.

Software as a Service (SaaS)

INTREorg Systems, Inc. is currently developing a SaaS software delivery as part of its overall business plan. The Company believes that this model offers significant advantages over conventional software deployment, as well as, traditional web-based ASP models. Traditionally, software has been thought of as a stand-alone product that is purchased separately and installed on individual computers.

The Company believes that customized software offers no specific advantage to their business and that it is their delivery processes that are unique. By offering standard, off-the-shelf software via the web using multi-tenant architecture, INTREorg intends to offer a variety of applications to its clients at a fraction of the cost of client purchased software. SaaS software is network-based and centrally deployed and managed. These applications are accessed via the web and are available anytime and anywhere there is an Internet connection. Software updates and patches are handled in one central location

Software delivered via SaaS:

     o    Customer Relations Management
     o    Video Conferencing
     o    Human Resources
     o    Accounting and Email
     o    Enterprise Resource Planning
     o    Document Management

The Company is focusing on marketing the IT outsourcing portion of the business to drive the SaaS model.

INTREorg's Lines of Business

INTREorg  Systems,  Inc.  offers  services  under two primary lines of business:
Industry Solutions and Consulting and Applications Solutions. The Company considers these lines of business to be reportable segments and include financial information and disclosures about these reportable segments in its financial statements. Based on a quantitative and qualitative analysis of varying factors, the Company may increase or decrease the amount of ongoing investment in each of these business areas, make acquisitions that strengthen its market position, divest, exit, or downsize aspects of a business area.

Infrastructure Solutions

INTREorg's Infrastructure Solutions group will be responsible for defining the technology strategies for the Company's Industry Solutions customers and INTREorg while actively enforcing Capability Maturity Model Integration (CMMI) methodologies. This group identifies new technology offerings and innovations that deliver value to the Company's customers. It manages updates and maintains the technology infrastructure for the Company's customers and ourselves, including networks, data centers, help desks, mainframes, servers, storage, and workspace computing. It also provides senior technology consultants to assist the Company's customers with more complex technology transformations. It manages, resolves and documents problems in the Company's customers' computing environments. The group will also provide comprehensive monitoring, planning, and safeguarding of information technology systems against intrusion by monitoring system and network status, collecting and analyzing data regarding system and network performance, and applying appropriate corrective actions. All of these activities are designed to either be performed at customer facilities or delivered through centralized data processing centers that the Company intends to maintain.

Consulting and Applications Solutions

The Consulting and Applications Services Group intends to provide global consulting and integration services, applications development and management services, and applications outsourcing services to the Company's client base. These services are designed to be delivered on-site and offshore, providing innovative industry focused solutions. Leading through domain expertise to provide performance improvement, business and technology architecture and transformation these services will include: enterprise applications implementation and integration; the development and maintenance of custom and packaged applications; application systems migration; testing; migration of applications from legacy environments to current technologies; and performing quality assurance functions on custom applications.

Competitive Features

INTREorg Systems, Inc. intends to offer a unique blend of premium IT services designed to assist the Company's clients in improving financial and operational performance across their enterprise. INTREorg intends to develop business strategies and technology solutions that address their specific needs while providing them with increased competitive advantage. INTREorg intends that five core values may differentiate INTREorg from the competition:

         1.       Delivery Performance

         INTREorg's delivery performance is based on a carefully designed business plan, highly-skilled consultants, technical expertise, and well designed implementation and support methodologies. INTREorg will emphasize strong quality assurance and project management to achieve rapid and successful deployment of the Company's solutions.

         2.       Flexible application delivery

         INTREorg believes it can provide the Company's customers sophisticated business software at a fraction of the cost of traditional client-based software delivery. By leveraging the inherent flexibility and cost savings of the SaaS software delivery model, this is an ideal solution for rapidly growing customers that must have scalable solutions for their rapidly changing business environment.

         3.       Vertical Expertise

         INTREorg intends to combine vertical-industry knowledge with a proven core of key strategic technologies to offer to serve customers' needs and offer tailored and innovative strategies and solutions.

         4.       Technology Excellence

         INTREorg intends to deliver its services by blending proven software and business practices to build scalable custom solutions. The Company believes its team of professionals has the technology expertise to offer comprehensive strategies and solutions.

         5.       Operational Metrics

         INTREorg's intent is to maintain operational excellence, tracking key performance indicators and well-defined operating metrics to manage the Company's consulting resources, Company utilization and gross margin.

         6.       Information Based Sales and Marketing Efforts

         INTREorg has developed a set of metrics by which each client's needs and that client's potential profitability can be assessed. As a result, INTREorg's intent is to focus its sales and marketing efforts on growing public companies where publicly reported information is available to assess the potential needs, revenue and profitability of a client. This approach allows the Company to be focused in its sales and marketing efforts, to bring solutions to the accounting, and internal controls and procedures issues inherent in public financial reporting.

Business Strategy

The Company's business strategy is to position INTREorg's Company as the leading provider of premium IT services for both the middle market and divisions of Global 2000 companies. INTREorg believes it can attain this strategic objective by delivering a range of business and technology offerings. This approach enables the Company to attain its business strategy objective. INTREorg intends to maximize the Company's ability to deliver the following capabilities:

     o Envision and realize strategic business solutions to serve the Company's clients by delivering industry-based process re-engineering services coupled with strategic technology management services.
     o Implement Corporate Performance Management solutions to improve financial performance and operating metrics across a client's enterprise.
     o Optimize business processes to improve the delivery of products and services
     o    Provide program and project management.
     o Offer a complete range of managed IT services that enable the Company's middle-market clients to concentrate on their core business, while being assured their technical infrastructure will support them as they grow.
     o Leverage the Company's blend of industry and technology expertise across all of the Company's service offerings.

Competition

The Company intends to offer a full spectrum of IT consulting and Software services and expertise to ensure the success of IT projects to small and middle market companies. Competitors include IT solutions providers, in-house technical staff, software product companies with extended service organizations, international outsourcers of IT development, application and Web hosting firms and specialized providers of CPM/BAM/BI. There is significant competition in the management and IT consulting services space. INTREorg also believes that the principle criteria considered by prospective clients when selecting a consulting firm include skills and capabilities of consultants, cost to value ratios, scope of services, service model approach, global presence, industry and technical expertise, reputation and quality of past work, perceived value and a results orientation.

The following is a representative list of competitors in the IT and management consulting services space:

     o Technical Consulting/Systems integrators: Accenture, Collaborative Consulting, CMGI, EDS, IBM Global Services, Inforte, Keane Consulting, LogicaCMG, Perficient, and Sapient;

     o    Business SaaS providers;

     o    Email outsourcing firms;

     o Management/Business Consulting firms: Bain & Company, Booz-Allen & Hamilton, Boston Consulting Group, Diamond Management and Technology Consultants, Inc., and McKinsey & Company;

     o    Corporate Performance  Management (CPM) / Business Activity Monitoring
          (BAM) / Business Intelligence (BI) providers: AnswerThink, Hitachi Consulting Corporation, Informatica Corporation, ISA, Hewlett-Packard, Longview Solutions, Oracle, Palladium Consulting; and

     o    Computer    hardware,    software   and   service    vendors:    Dell,
          Hewlett-Packard, IBM, Oracle and SAP.

Employees

As of December 31, 2009, INTREorg did not have any full time employees. The officers and directors currently provide certain services dedicated to current corporate and business development activities on an as needed part-time basis. Officers currently serve up to 20 hours per week.


ITEM 1A. RISK FACTORS
---------------------

                          GENERAL BUSINESS RISK FACTORS

DEVELOPMENT STAGE BUSINESS

INTREorg Systems, Inc. commenced operations in November 2003 and is organized as a corporation under the laws of the State of Texas. Accordingly, INTREorg has only a limited history upon which an evaluation of its prospects and future performance can be made. INTREorg's proposed operations are subject to all business risks associated with new enterprises. The likelihood of INTREorg's success must be considered in light of the problems, expenses, difficulties, complications, and delays frequently encountered in connection with the expansion of a business, operation in a competitive industry, and the continued development of advertising, promotions and a corresponding customer base. There is a possibility that INTREorg could sustain losses in the future. There can be no assurances that INTREorg will even operate profitably.

DEPENDENCE ON MANAGEMENT

In the early stages of development INTREorg's business will be significantly dependent on INTREorg's management team. INTREorg's success will be particularly dependent upon Russell K. Boyd, the Company's CEO and sole officer. The loss of our sole officer or any of our directors could have a material adverse effect on INTREorg. Management is not working full time for the Company and each devotes about twenty hours per week to the operations of the Company.

DEPENDENCE UPON OUTSIDE CONTRACTORS OR ADVISORS

To supplement the business experience of its officers and directors, INTREorg may be required to employ contractors, accountants, technical experts, appraisers, attorneys, or other consultants or advisors. INTREorg's Management, without any input from shareholders, will make the selection of any such advisors. Furthermore, it is anticipated that such persons may be engaged on an "as needed" basis without a continuing fiduciary or other obligation to INTREorg. In the event INTREorg considers it necessary to hire outside contractors or advisors, they may elect to hire persons who are affiliates, if they are able to provide the required services.

RISKS OF BORROWING

If INTREorg incurs indebtedness, a portion of its cash flow will have to be dedicated to the payment of principal and interest on such indebtedness. Typical loan agreements also might contain restrictive covenants, which may impair INTREorg's operating flexibility. Such loan agreements would also provide for default under certain circumstances, such as failure to meet certain financial covenants. A default under a loan agreement could result in the loan becoming immediately due and payable and, if unpaid, a judgment in favor of such lender which would be senior to the rights of shareholders of INTREorg. A judgment creditor would have the right to foreclose on any of INTREorg's assets resulting in a material adverse effect on INTREorg's business, operating results or financial condition.

RISK OF NEW VENTURE

INTREorg is a development stage business. The Company has a limited history of operation and no history of earnings. As a new development it will be subject to all of the difficulties associated with establishing a new business enterprise, including the following: hiring and retaining skilled employees or contractors; licensing, permitting, and operating problems; competing with established operators; and implementing the business infrastructure and support systems to effectively carryout the business plan.

GENERAL ECONOMIC CONDITIONS

The financial success of INTREorg may be sensitive to adverse changes in general economic conditions in the United States such as recession, inflation, unemployment, and interest rates. Such changing conditions could reduce demand in the marketplace for the IT Outsourcing services which is INTREorg's business. Management believes that the services developed by INTREorg will maintain value long term. Nevertheless, INTREorg has no control over these changes.

NEED FOR ADDITIONAL FINANCING

INTREorg has very limited funds and such funds will not be adequate to carry out the business plan without borrowing significant funds. The ultimate success of INTREorg may depend upon its ability to raise additional capital. INTREorg has not investigated the availability, source, or terms that might govern the acquisition of additional capital and will not do so until it determines a need for additional financing. If additional capital is needed, there is no assurance that funds will be available from any source or, if available, that they can be obtained on terms acceptable to INTREorg. If not available, INTREorg's operations will be limited to those that can be financed with its modest capital.

LACK OF REVENUE HISTORY

The Company was incorporated under the laws of the State of Texas on November 3, 2003. The Company was organized for the purpose of providing internet consulting and "back office" services to other companies. The Company has not earned significant revenues from limited principal operations. The Company is not profitable and the business effort is considered to be in an early development stage. INTREorg Systems, Inc. must be regarded as a new or development venture with all of the unforeseen costs, expenses, problems, risks and difficulties to which such ventures are subject.

NO ASSURANCE OF SUCCESS OR PROFITABILITY.

There is no assurance that INTREorg will ever operate profitably. There is no assurance that it will generate revenues or profits, or that the value of INTREorg's shares will be increased thereby.

                    RISK FACTORS RELATING TO THE COMMON STOCK

HIGHLY SPECULATIVE NATURE OF INVESTMENT

Due to the highly speculative nature of INTREorg's business, Investors should not invest unless they can financially bear the loss of their entire investment. Investment should, therefore, be limited to that portion of discretionary funds not needed for normal living purposes or for reserves for disability and retirement.


THERE ARE LIMITED TRADING MARKETS FOR INTREorg'S COMMON STOCK, THEREBY LIMITING A SHAREHOLDERS' OPPORTUNITY TO SELL SUCH COMMON STOCK.

Currently, only a limited trading market exists for INTREorg's common stock. The common stock trades on the Over the Counter Bulletin Board ("OTCBB") under the symbol "IORG." The OTCBB is a limited market and subject to substantial restrictions and limitations in comparison to the NASDAQ system. Any broker/dealer that makes a market in the Company's stock or other person that buys or sells INTREorg stock could have a significant influence over its price at any given time. INTREorg cannot assure its shareholders that a greater market for INTREorg's common stock will be sustained. There is no assurance that INTREorg's common stock will have any greater liquidity than shares that do not trade on a public market. A shareholder may be required to retain their shares for an indefinite period of time, and may not be able to liquidate their shares in the event of an emergency or for any other reasons.

THE REGULATION OF PENNY STOCKS BY SEC AND FINRA MAY DISCOURAGE THE TRADABILITY OF INTREorg'S SECURITIES.

INTREorg is a "penny stock" company. INTREorg securities currently trade on the OTCBB and will be subject to a Securities and Exchange Commission rule that imposes special sales practice requirements upon broker-dealers who sell such securities to persons other than established customers or accredited investors. For purposes of the rule, the phrase "accredited investors" means, in general terms, institutions with assets in excess of $5,000,000, or individuals having a net worth in excess of $1,000,000 or having an annual income that exceeds $200,000 (or that, when combined with a spouse's income, exceeds $300,000). For transactions covered by the rule, the broker-dealer must make a special suitability determination for the purchaser and receive the purchaser's written agreement to the transaction prior to the sale. Effectively, this discourages broker-dealers from executing trades in penny stocks. Consequently, the rule will affect the ability of purchasers in this offering to sell their securities in any market that might develop therefore because it imposes additional regulatory burdens on penny stock transactions.

In addition, the Securities and Exchange Commission has adopted a number of rules to regulate "penny stocks". Such rules include Rules 3a51-1, 15g-1, 15g-2, 15g-3, 15g-4, 15g-5, 15g-6, 15g-7, and 15g-9 under the Securities and Exchange Act of 1934, as amended. Because INTREorg securities constitute "penny stocks" within the meaning of the rules, the rules would apply to INTREorg and to INTREorg securities. The rules will further affect the ability of owners of shares to sell INTREorg securities in any market that might develop for them because it imposes additional regulatory burdens on penny stock transactions.

Shareholders should be aware that, according to Securities and Exchange Commission, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include (i) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; (ii) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; (iii) "boiler room" practices involving high-pressure sales tactics and unrealistic price projections by inexperienced sales persons; (iv) excessive and undisclosed bid-ask differentials and markups by selling broker-dealers; and (v) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired consequent investor losses. INTREorg management is aware of the abuses that have occurred historically in the penny stock market. Although INTREorg does not expect to be in a position to dictate the behavior of the market or of broker-dealers who participate in the market, management will strive within the confines of practical limitations to prevent the described patterns from being established with respect to INTREorg securities.

NO FORESEEABLE DIVIDENDS

The Company has not paid dividends on its Common Stock and does not anticipate paying such dividends in the foreseeable future.

RULE 144 SALES IN THE  FUTURE MAY HAVE A  DEPRESSIVE  EFFECT ON  INTREorg  STOCK
PRICE.

All of the outstanding shares of common stock are held by INTREorg present officers, directors, and affiliate stockholders as "restricted securities" within the meaning of Rule 144 under the Securities Act of 1933, as amended. As restricted Shares, these shares may be resold only pursuant to an effective registration statement or under the requirements of Rule 144 or other applicable exemptions from registration under the Act and as required under applicable state securities laws. Rule 144 provides in essence that a person who has held restricted securities for six months may, under certain conditions, sell every three months, in brokerage transactions, a number of shares that does not exceed the greater of 1.0% of a company's outstanding common stock or the average weekly trading volume during the four calendar weeks prior to the sale. There is no limit on the amount of restricted securities that may be sold by a non-affiliate after the owner has held the restricted securities for a period of 6 months. A sale under Rule 144 or under any other exemption from the Act, if available, or pursuant to subsequent registration of shares of common stock of present stockholders, may have a depressive effect upon the price of the common stock in any market that may develop.

INTREorg INVESTORS MAY SUFFER FUTURE DILUTION DUE TO ISSUANCES OF SHARES FOR VARIOUS CONSIDERATIONS IN THE FUTURE.

There may be substantial dilution to INTREorg shareholders as a result of future decisions of the Board to issue shares without shareholder approval for cash, services, or acquisitions.

INTREorg COMMON STOCK MAY BE VOLATILE, WHICH SUBSTANTIALLY INCREASES THE RISK THAT THE INVESTOR MAY NOT BE ABLE TO SELL THEIR SECURITIES AT OR ABOVE THE PRICE THAT THE INVESTOR PAID FOR THE SECURITY.

Because of the limited trading market for INTREorg's common stock and because of the possible price volatility, the investor may not be able to sell its shares of common stock when the investor desires to do so. The inability to sell the investors securities in a rapidly declining market may substantially increase the risk of loss because of such illiquidity and because the price for INTREorg shares may suffer greater declines because of INTREorg's price volatility.

The price of INTREorg's common stock that will prevail in the market may be higher or lower than the price the investor may pay. Certain factors, some of which are beyond INTREorg's control, that may cause INTREorg's share price to fluctuate significantly include, but are not limited to the following:

     o    Variations in INTREorg's quarterly operating results;

     o Loss of a key relationship or failure to complete significant transactions;

     o    Additions or departures of key personnel; and

     o    Fluctuations in stock market price and volume.

Additionally, in recent years the stock market in general, and the over-the-counter markets in particular, have experienced extreme price and volume fluctuations. In some cases, these fluctuations are unrelated or disproportionate to the operating performance of the underlying company. These market and industry factors may materially and adversely affect INTREorg's stock price, regardless of its operating performance. In the past, class action litigation often has been brought against companies following periods of volatility in the market price of those companies common stock. If INTREorg becomes involved in this type of litigation in the future, it could result in substantial costs and diversion of management attention and resources, which could have a further negative effect on the investor's investment in INTREorg stock.

                        RISK FACTORS RELATING TO COMPANY

LIMITED LIQUIDITY CASH FLOWS AND CAPITAL RESOURCES

INTREorg has minimum liquid assets at December 31, 2009, and will be reliant upon stock offerings to fund any kind of operations. The only capital resources of INTREorg is its common stock.

The monies raised by any private offering may not be sufficient for the continued proposed operations of INTREorg. There is no assurance that additional monies or financing will be available in the future or, if available, will be at terms favorable to INTREorg.

INTREorg may borrow money to finance its future operations, although it does not currently contemplate doing so. Any such borrowing will increase the risk of loss to the investor in the event that INTREorg is unsuccessful in repaying such loans.

INTREorg has achieved no cash flows to date.

ITEM 1B. UNRESOLVED STAFF COMMENTS
----------------------------------

Not Applicable.


ITEM 2. PROPERTIES
------------------

The Company's principal mailing address is 501 Trophy Lake Dr., Suite 314, PMB 106, Trophy Club, Texas 76262, and the telephone number is (817) 491-8611. The Company does not currently pay monthly rent for the use of this mailing address. The Company will office out of the homes of its executive officers until additional capital is raised.

ITEM 3. LEGAL PROCEEDINGS
-------------------------

INTREorg anticipates that it will from time to time become subject to claims and legal proceedings arising in the ordinary course of business. It is not feasible to predict the outcome of any such proceedings and INTREorg cannot assure you that their ultimate disposition will not have a material adverse effect on INTREorg business, financial condition, cash flows or results of operations.

ITEM 4. REMOVED AND RESERVED
----------------------------

                                     PART II


ITEM 5. MARKET FOR REGISTRANT'S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES
--------------------------------------------------------------------------------

Market Information

There is a limited public trading market for the common stock. The Company's symbol is "IORG" on the Over The Counter Bulletin Board. The Company began trading on the Over The Counter Bulletin Board in August 2008.


Quarter Ended:                          HIGH                LOW
------------------------             ------------       -----------
March 31, 2009                          $1.15              $0.30
June 30, 2009                           $0.40              $0.36
September 30, 2009                      $0.47              $0.15
December 31, 2009                       $0.74              $0.17

Quarter Ended:
December 31, 2008                       $1.15              $1.05
September 30, 2008                      $1.01              $1.01

Holders

There are approximately 118 holders of record of INTREorg common stock as of December 31, 2009.

Dividend Policy

Holders of INTREorg common stock are entitled to receive such dividends as may be declared by INTREorg board of directors. INTREorg has not declared or paid any dividends on INTREorg common shares and it does not plan on declaring any dividends in the near future. INTREorg currently intends to use all available funds to finance the operation and expansion of its business.

Recent Sales of Unregistered Securities

We made the following unregistered sales of its securities from January 1, 2009 through December 31, 2009.

DATE OF SALE    TITLE OF SECURITIES    NO. OF SHARES       CONSIDERATION       CLASS OF PURCHASER
----------------------------------------------------------------------------------------------------
9/30/2009       Common shares           15,000             $3,750 in services  Business associate

Exemption From Registration Claimed

All of the sales by INTREorg of its unregistered securities were made in reliance upon Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). The entity listed above that purchased the unregistered securities was an existing shareholder, known to the Company and its management, through pre-existing business relationships, as a long standing business associate. The entity was provided access to all material information, which it requested, and all information necessary to verify such information and was afforded access to InTREorg's management in connection with the purchases. The purchaser of the unregistered securities acquired such securities for investment and not with a view toward distribution, acknowledging such intent to the Company. All certificates or agreements representing such securities that were issued contained restrictive legends, prohibiting further transfer of the certificates or agreements representing such securities, without such securities either being first registered or otherwise exempt from registration in any further resale or disposition.

Issuer Purchases of Equity Securities

INTREorg did not repurchase any shares of its common stock during the year ended December 31, 2009.

ITEM 6. SELECTED FINANCIAL DATA
-------------------------------

Not applicable.


ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
--------------------------------------------------------------------------------

CAUTIONARY AND FORWARD LOOKING STATEMENTS

In  addition  to  statements  of  historical   fact,  this  Form  10-K  contains
forward-looking statements. The presentation of future aspects of INTREorg Systems, Inc. ("INTREorg Systems", the "Company" or "issuer") found in these statements is subject to a number of risks and uncertainties that could cause actual results to differ materially from those reflected in such statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's analysis only as of the date hereof. Without limiting the generality of the foregoing, words such as "may", "will", "expect", "believe", "anticipate", "intend", or "could" or the negative variations thereof or comparable terminology are intended to identify forward-looking statements.

These forward-looking statements are subject to numerous assumptions, risks and uncertainties that may cause INTREorg Systems' actual results to be materially different from any future results expressed or implied by INTREorg Systems in those statements. Important facts that could prevent INTREorg Systems from achieving any stated goals include, but are not limited to, the following:

Some of these risks might include, but are not limited to, the following:

     a)   Limited or no trading of the company shares;
     b)   volatility or decline of the Company's stock price;
     c)   potential fluctuation in quarterly results;
     d)   failure of the Company to earn revenues or profits;
     e) inadequate capital to continue or expand its business, inability to raise additional capital or financing to implement its business plans;
     f)   failure to commercialize its products and services or to make sales;
     g)   rapid and significant changes in markets;
     h)   litigation with or legal claims and allegations by outside parties;
     i)   insufficient revenues to cover operating costs.

There is no assurance that the Company will be profitable, the Company may not be able to successfully develop, manage or market its products and services, the Company may not be able to attract or retain qualified executives and technology personnel, the Company's products and services may become obsolete, government regulation may hinder the Company's business, additional dilution in outstanding stock ownership may be incurred due to the issuance of more shares, warrants and stock options, or the exercise of warrants and stock options, and other risks inherent in the Company's businesses.

The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. Readers should carefully review the factors described in other documents the Company files from time to time with the Securities and Exchange Commission, including the Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K filed by the Company and any Current Reports on Form 8-K filed by the Company.

Business Overview

INTREorg Systems Inc. ("INTREorg" or "The Company") has developed a business plan to become an integrated provider of outsourced information technology ("IT") services, Software as a Service (SaaS) applications, enterprise support, and business process outsourcing services. INTREorg's target market is publicly-traded, emerging growth companies in need of rapidly expanded IT services. Primarily the Company intends to focus on publicly traded companies to allow it to evaluate the financial position and business situation of prospective clients due to the inherent transparency required with publicly traded firms.

The primary focus of the Company is to provide outsourced, day-to-day IT operations to emerging companies in need of state-of-the-art IT services, tools and processes. INTREorg focuses on providing IT services and systems to emerging, technologically sophisticated companies that have grown beyond their ability to manage their network. Additionally, the Company intends to provide infrastructure services and products to meet the specific demands of INTREorg customers. All of the Company's services will be offered individually or bundled as a comprehensive solution.

During the year ended December 31, 2009, the Company focused its efforts on maintaining its reporting status with the SEC and identify potential financing opportunities.

In the continuance of INTREorg's business operations it does not intend to purchase or sell any significant assets and the Company does not expect a significant change in the number of its employees.

The INTREorg is dependent on raising additional equity and/or, debt to fund any negotiated settlements with its outstanding creditors and meet the Company's ongoing operating expenses. There is no assurance that INTREorg will be able to raise the necessary equity and/or debt that it will need to be able to negotiate acceptable settlements with its outstanding creditors or fund its ongoing operating expenses. INTREorg cannot make any assurances that it will be able to raise funds through such activities.

In addition, the United States and the global business community is experiencing severe instability in the commercial and investment banking systems which is likely to continue to have far-reaching effects on the economic activity in the country for an indeterminable period. The long-term impact on the United States economy and the Company's operating activities and ability to raise capital cannot be predicted at this time, but may be substantial.

RESULTS OF OPERATIONS

For the Year Ended December 31, 2009 Compared to December 31, 2008

During the year ended December 31, 2009, the Company did not recognize any revenues from its operational activities. During the year ended December 31, 2008, the Company recognized $750 in revenue.

During the year ended December 31, 2009, the Company incurred operational expenses of $97,093 compared to $245,148 during the year ended December 31, 2008. The decrease of $147,305 was a result of the decreases of $121,088 in consulting expenses combined with a $12,750 decrease in directors' fees, a $13,101 decrease in traveling expenses and a $9,612 decrease in rent and utilities during the year ended December 31, 2009. The decreases were a result of a pull back in general and administrative expenses as the Company focused its efforts on financing efforts to support operations.

During the year ended December 31, 2009, the Company recognized interest expense of $61,882 compared to $48,803 during the year ended December 31, 2008.

During the year ended December 31, 2009, the Company recognized a net loss of $158,975 compared to a net loss of $293,201 during the year ended December 31, 2008. The $134,226 decrease was a result of the $147,305 decrease in operating expenses offset by a $13,079 increase in interest expense, as discussed above.

During the year ended December 31, 2009, the Company had a net loss of $0.02 per share compared to $0.03 per share for the year ended December 31, 2008.

LIQUIDITY

At December 31, 2009, the Company total current assets of $13, consisting solely of cash, and current liabilities of $1,385,738. At December 31, 2009, current liabilities exceed current assets by $1,385,725.

Net cash used in operating activities during the year ended December 31, 2009 was $3,370, compared to net cash used in operating activities during the year ended December 31, 2008 of $83,537. During the year ended December 31, 2009, the net cash used represented a net loss of $158,975, which was adjusted for such non-cash items of $3,750 in stock issued for services, $9,828 in depreciation expense, $7,261 in doubtful accounts and $1,000 reserve for investment.

During the year ended December 31, 2008, the net cash used represented a net loss of $293,201 and was not adjusted for any non-cash items.

During the years ended December 31, 2009 and 2008, the Company did not use or receive cash from its investing activities.

During the year ended December 31, 2009, the Company received $53 in its financing activities , as a result of a cash over draft. During the year ended December 31, 2008, the Company received $87,325 from its financing activities consisting of the receipt of proceeds of $73,500 from notes payable.

During the year ended December 31, 2008, the Company has paid approximately $5,000 in bridge loans. Prior to January 1, 2008, the Company had raised $494,386 to be able to continue operations. During the year ended December 31, 2008, the Company raised an additional $73,500 in cash to support operations. These loans carry interest rates from 6% to 10% per annum and have due dates between 90 and 180 days. The providers of these loans were also given "equity kickers" of stock in the amount of 1 share of common stock for each one cent of loan amount. At renewal time the providers were given an equal amount of stock while the interest was accrued.

During the year ended December 31, 2008, the Company, pursuant to a vote of the stockholders approved the conversion of the 247,100 shares of preferred stock to 247,100 shares of restricted common stock was approved. The preferred shares were convertible at a rate of 1 share of preferred for 1 share for common stock, at the discretion of the shareholder or the Company. The Company does not pay dividends on and there are no dividend preferences on its preferred shares.

During the year ended December 31, 2009, the Company issued 15,000 shares of its common stock for services rendered valued at $3,750.

On October 6, 2009 the Company entered into an investment banking agreement. The terms of the agreement are such that for any money they raise the Company is obligated to an 8% commission in cash and a 2% expenses allowance in cash and 10% additional in common stock at a 110% of market price over a 5 day average.

Going Concern

The independent registered public accounting firm's report on the Company's financial statements as of December 31, 2009 and 2008 includes a "going concern" explanatory paragraph that describes substantial doubt about the Company's ability to continue as a going concern.

INTREorg is dependent on raising additional equity and/or, debt to fund any negotiated settlements with its outstanding creditors and meet its ongoing operating expenses. There is no assurance that the Company will be able to raise the necessary equity and/or debt that INTREorg will need to be able to negotiate acceptable settlements with its outstanding creditors or fund its ongoing operating expenses. INTREorg cannot make any assurances that the Company will be able to raise funds through such activities.

Critical Accounting Policies

INTREorg has identified the policies below as critical to its business operations and the understanding of the Company's results from operations. The impact and any associated risks related to these policies on the Company's business operations is discussed throughout Management's Discussion and Analysis of Financial Conditions and Results of Operations where such policies affect

INTREorg's reported and expected financial results. For a detailed discussion on the application of these and other accounting policies, see Note 1 in the Notes to the Financial Statements beginning on page F-6 for the years ended December 31, 2009 and 2008.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Net Loss Per Share

Net loss per share is based on the weighted average number of common shares outstanding during the period. This number has not been adjusted for outstanding options since the average would be antidilutive.

ITEM 7A. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK
-------------------------------------------------------------------

Not applicable.


ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA
---------------------------------------------------

The audited financial statements of INTREorg Systems, Inc. for the year ended December 31, 2009, period from November 3, 2003 (inception) through December 31, 2009, appear as pages F-1 through F-8.


ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE
--------------------------------------------------------------------------------

Not applicable.


ITEM 9A. CONTROLS AND PROCEDURES
--------------------------------

Disclosures Controls and Procedures

We have adopted and maintain disclosure controls and procedures (as such term is defined in Rules 13a-15(e) and 15d-15(e)) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") that are designed to ensure that information required to be disclosed in our reports under the Exchange Act, is recorded, processed, summarized and reported within the time periods required under the SEC's rules and forms and that the information is gathered and communicated to our management, including our Chief Executive Officer (Principal Executive Officer) and Chief Financial Officer (Principal Financial Officer), as appropriate, to allow for timely decisions regarding required disclosure.

As required by SEC Rule 15d-15(b), our Chief Executive Officer carried out an evaluation under the supervision and with the participation of our management, of the effectiveness of the design and operation of our disclosure controls and procedures pursuant to Exchange Act Rule 15d-14 as of the end of the period covered by this report.

The Company, under the supervision and with the participation of the Company's management, including the Company's Chief Executive Officer and the Chief Financial Officer, performed an evaluation of the effectiveness of the design and operation of the Company's disclosure controls and procedures as of December 31, 2009. Based on that evaluation, the Chief Executive Officer and the Chief Financial Officer concluded that the Company's disclosure controls and procedures were effective of December 31, 2009.

ITEM 9A(T). CONTROLS AND PROCEDURES
-----------------------------------

MANAGEMENT'S ANNUAL REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING.

Our management is responsible for establishing and maintaining adequate internal control over financial reporting for the company in accordance with as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act. Our internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes those policies and procedures that:

     (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of our assets;

     (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that our receipts and expenditures are being made on in accordance with authorizations of our management and directors; and

     (iii)provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Management's assessment of the effectiveness of the registrant's internal control over financial reporting is as of the year ended December 31, 2009. In making this assessment, Management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control--Integrated Framework. Management believes that internal control over financial reporting is effective. The Company has not identified any, current material weaknesses, considering the nature and extent of the Company's current operations and any risks or errors in financial reporting under current operations.

This annual report does not include an attestation report of the Company's registered public accounting firm regarding internal control over financial reporting. Management's report was not subject to attestation by the Company's registered public accounting firm pursuant to temporary rules of the SEC that permit the Company to provide only management's report in this annual report.

There was no change in our internal control over financial reporting that occurred during the fiscal year ended December 31, 2009 that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

ITEM 9B. OTHER INFORMATION
--------------------------

Not applicable.


                                    PART III

ITEM 10. DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE
---------------------------------------------------------------

The following table sets forth information as to persons who currently serve as INTREorg directors or executive officers, including their ages as of December 31, 2009.

Name                                Age        Position
-------------------------           ---        ---------------------------------
Russell K. Boyd                      38        Chief Executive Officer,
                                               President and Chairman of the
                                               Board
Malcolm C. Davenport, V              58        Director
Redgie T. Green                      57        Director

INTREorg officers are elected by the board of directors at the first meeting after each annual meeting of INTREorg shareholders and hold office until their successors are duly elected and qualified under INTREorg bylaws.

The directors named above will serve until the next annual meeting of the Company's stockholders. Thereafter, directors will be elected for one-year terms at the annual stockholders' meeting. Officers will hold their positions at the pleasure of the board of directors absent any employment agreement. There is no arrangement or understanding between the directors and officers of the Company and any other person pursuant to which any director or officer was or is to be selected as a director or officer.

The directors and officers of the Company will not devote full time to the Company's affairs, but will devote sufficient time (up to 20 hours weekly) until the operations and working capital of the Company require more time to be devoted.

Biographical Information

Management will not devote full time to the Company's affairs, but will devote sufficient time until the operations and working capital of the Company require more time to be devoted and any time spent will be devoted to screening and assessing and, if warranted, negotiating to acquire business opportunities.

Russell K. Boyd, age 38, has served as Chairman of the Board of Directors for the Company since November of 2004. In April 2009, he was appointed the Chief Executive Officer and acting principal accounting officer. He has experience in the electronic data processing and consulting industries leading and managing project delivery teams. He currently independently contracts his services to the government sector. Previous to this, Mr. Boyd was employed by Electronic Data Systems (EDS) and for a seven year period worked on a variety of service delivery and consulting projects. Prior to EDS, Mr. Boyd's career consists of progressively broader roles and responsibilities with TIER Technologies, Inc. He holds a Bachelor of Arts Degree in Computer Information Systems from Tarleton State University.

Malcolm C. Davenport, V, age 58, was appointed a Director of the Company on April 21, 2009. Mr. Davenport previously served as a director of ITC Holding Company, Inc., a West Point, Georgia-based private technology investment company. Some of the companies which it founded and grew include Powertel, Inc., (acquired by Deutche Telkom for $5.89 billion + assumption of $1.2 billion debt), Mindspring, Inc. (merged with EarthLink {NASDAQ: ELNK}), E-Company Store, Inc., PreSolutions, Inc., ASYNC, Inc., and Knology, Inc. {symbol NASDAQ: KNOL}. He also served as a director for ITC DeltaCom, Inc. {OTC BB: ITCD}, a Competitive Local Exchange Carrier (CLEC) company that is regionally significant in both the fiber and direct long distance sale business in the southeast United States. Mr. Davenport is licensed and active as an Attorney in the State of Georgia, and holds an inactive license in Alabama as both an Attorney and as a Certified Public Accountant. He also serves as a Director of LeanStream Media, Inc.

Redgie Green, age 57, is Director of INTREorg Services, Inc. He has been Secretary and Director of Sun River Energy, Inc. since 1998 and in September 2009, became the Chief Executive Officer of Sun River Energy, Inc. Mr. Green has been co-owner and operator of Green's B&R Enterprises, a wholesale donut baker since 1983. He has been an active investor in small capital and high-tech adventures since 1987. Mr. Green was a director of Colorado Gold & Silver, Inc. in 2000. He was a director for Houston Operating Company during 2004. He served as a director for Mountains West Exploration, Inc. in 2005. He is a Director of Concord Ventures, Inc. (2006) and ASPI Inc. (2006 - 2009) and has been appointed as an officer and director of Captech Financial, Inc. in May 2006. He served as a director of Baymark Technologies, Inc. 2005-2006.

Annual Meeting

The annual meeting of INTREorg stockholders is expected to be held at a future date as soon as practicable. This will be an annual meeting of stockholders for the election of directors. The annual meeting will be held at the INTREorg's principal office or at such other place as permitted by the laws of the State of Texas and on such date as may be fixed from time to time by resolution of INTREorg's board of directors.

Committees of the Board of Directors

INTREorg is managed under the direction of its board of directors. INTREorg's board of directors plans to establish an audit committee as soon as practicable.

Executive Committee

INTREorg does not have an executive committee.

Audit Committee

INTREorg currently does not have an audit committee. When formed, the audit committee will be comprised solely of directors who are independent and financially literate, as required by the Securities Exchange Act of 1934, as amended, which INTREorg refers to as the Securities Exchange Act. At least one member of the committee will have accounting or related financial management expertise.

Previous "Blank Check" or "Shell" Company Involvement

Management of INTREorg has not been involved in prior private "blank-check" or "shell" companies.

Conflicts of Interest

The officers and directors of the Company will not devote more than a portion of their time to the affairs of the Company. There will be occasions when the time requirements of the Company's business conflict with the demands of their other business and investment activities. Such conflicts may require that the Company attempt to employ additional personnel. There is no assurance that the services of such persons will be available or that they can be obtained upon terms favorable to the Company.

Conflicts of Interest - General.

Certain of the officers and directors of the Company may be directors and/or principal shareholders of other companies and, therefore, could face conflicts of interest with respect to potential acquisitions. In addition, officers and directors of the Company may in the future participate in business ventures, which could be deemed to compete directly with the Company. Additional conflicts of interest and non-arms length transactions may also arise in the future in the event the Company's officers or directors are involved in the management of any firm with which the Company transacts business. The Company's Board of Directors has adopted a policy that the Company will not seek a merger with, or acquisition of, any entity in which management serve as officers or directors, or in which they or their family members own or hold a controlling ownership interest. Although the Board of Directors could elect to change this policy, the Board of Directors has no present intention to do so. In addition, if the Company and other companies with which the Company's officers and directors are affiliated both desire to take advantage of a potential business opportunity, then the Board of Directors has agreed that said opportunity should be available to each such company in the order in which such companies registered or became current in the filing of annual reports under the Exchange Act subsequent to January 1, 1997.


ITEM 11. EXECUTIVE COMPENSATION
-------------------------------

The following table sets forth the compensation paid to officers and board members during the fiscal years ended December 31, 2009, 2008 and 2007. The table sets forth this information for INTREorg, including salary, bonus, and certain other compensation to the Board members and named executive officers for the past three fiscal years and includes all Board Members and Officers as of December 31, 2009.


                      SUMMARY EXECUTIVES COMPENSATION TABLE


                                                                     Non-equity    Non-qualified
                                                                     incentive     deferred
                                                 Stock       Option  plan          compensation   All other
                              Salary    Bonus    awards      awards  compensation  earnings       compensation    Total
Name & Position      Year     ($)       ($)      ($)         ($)     ($)           ($)            ($)             ($)
-------------------- -------- --------- -------- ----------- ------- ------------- -------------- --------------- ----------

Russell K. Boyd,
Chief Executive      2009     0         0        0           0       0             0              0               0
Officer and          2008     0         0        0           0       0             0              0               0
President            2007     0         0        0           0       0             0              0               0

Denis L. Iler,       2009     0         0        0           0       0             0              0               0
Former President     2008     0         0        $1,000      0       0             $250           0               $1,250
and CEO (1)          2007     0         0        0           0       0             0              0               0

Austin Andres,       2009     0         0        0           0       0             0              0               0
Former COO (2)       2008     0         0        $1,000      0       0             0              0               $1,000
                     2007     0         0        0           0       0             0              0               0

Jeff Huitt, Former   2009     0         0        0           0       0             0              0               0
CFO (3)              2008     $9,800    0        0           0       0             0              0               $9,800
                     2007     $15,900   0        0           0       0             0              0               $15,900

-------------------- -------- --------- -------- ----------- ------- ------------- -------------- --------------- ----------

(1) Mr. Denis Iler resigned as a director and officer of the Company in March 2009. During the year ended December 31, 2009, he received 100,000 shares of common stock valued at $1,000 for his services as a director.
(2) Mr. Andres resigned as an officer of the Company in April 2009 and as a Director on May 26, 2009. During the year ended December 31, 2008, he received 100,000 shares of the Company's common stock valued at $1,000 for his consulting services as an officer of the Company.
(3) Mr. Huitt resigned as an officer of the Company in April 2009 and as a Director on May 7, 2009. The Company paid Huitt Consulting, LLC $50 per hour for work performed by PersonNameJeff Huitt as the Company's contract CFO. During the year ended December 30, 2008, the Company paid Mr. Huitt cash of $2,850 and accrued $6,950 in connection with his services.


                    OPTION/SAR GRANTS IN THE LAST FISCAL YEAR

INTREorg does not have a stock option plan as of December 31, 2009. There was no grant of stock options to the Chief Executive Officer and other named executive officers during the fiscal year ended December 31, 2009.

Employment Agreements and Termination of Employment and Change-In-Control Arrangements

None of the Company's officers, directors, advisors, or key employees is currently party to employment agreements with the Company. The Company has no pension, health, annuity, bonus, insurance, stock options, profit sharing or similar benefit plans; however, the Company may adopt such plans in the future. There are presently no personal benefits available for directors, officers, or employees of the Company.

Compensation Committee Interlocks and Insider Participation

The INTREorg board of directors in its entirety acts as the compensation committee for INTREorg. Mr. Russell K. Boyd is the Chief Executive Officer and Chairman of the Company.

Stock Option Plan

The Company does not have a stock option plan at the time of this filing.

                              Director Compensation

The Company pays $500 for Directors fees for meeting attendance, unless the fee is waived. The Company's directors waived the fee during the year ended December 31, 2009.

The following table sets forth certain information concerning compensation paid to the Company's directors during the year ended December 31, 2009:

                                                                    Nonqualified
                                                     Non-equity       deferred
               Fees                                  incentive      compensation      All other
               earned or   Stock       Option           plan          earnings      compensation     Total
    Name       paid in     awards ($)  awards ($)   compensation        ($)              ($)          ($)
                  cash                                  ($)
                  ($)
-------------- ----------- ----------- ----------- --------------- --------------- ---------------- ---------

Russell K.        $-0-         $          $-0-          $-0-            $-0-           $-0-            $
Boyd

Malcolm C.        $-0-         $          $-0-          $-0-            $-0-            $-0-           $
Davenport, V

Redgie T.         $-0-         $          $-0-          $-0-            $-0-            $-0-           $
Green

Denis L.          $-0-         $          $-0-          $-0-            $-0-              $            $
Iler(1)

Austin            $-0-        $-0-        $-0-          $-0-            $-0-              $            $
Andres(2)

Jeff Huitt        $-0-        $-0-        $-0-          $-0-            $-0-              $            $
(3)

Wesley F.         $-0-        $-0-        $-0-          $-0-            $-0-            $-0-          $-0-
Whiting (4)

     (1) Mr. Denis Iler resigned as a director and officer of the Company in March 2009.
     (2) Mr. Andres resigned as an officer of the Company in April 2009 and as a Director on May 26, 2009.
     (3) Mr. Huitt resigned as an officer of the Company in April 2009 and as a Director on May 7, 2009.
     (4)  Wesley F. Whiting has resigned as Director effective January 8, 2009.

Limitation on Liability and Indemnification

INTREorg is a Texas corporation. The Texas Business Corporation Act (TBCA) provides that the articles of incorporation of a Texas corporation may contain a provision eliminating or limiting the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except that any such provision may not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) acts specified in TBCA (concerning unlawful distributions), or (iv) any transaction from which a director directly or indirectly derived an improper personal benefit. INTREorg's articles of incorporation contain a provision eliminating the personal liability of directors to INTREorg or INTREorg shareholders for monetary damages to the fullest extent provided by the TBCA.

The TBCA provides that a Texas corporation must indemnify a person who was wholly successful, on the merits or otherwise, in defense of any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal (a "Proceeding"), in which he or she was a party because the person is or was a director, against reasonable expenses incurred by him or her in connection with the Proceeding, unless such indemnity is limited by the corporation's articles of incorporation. INTREorg articles of incorporation do not contain any such limitation.

The TBCA provides that a Texas corporation may indemnify a person made a party to a Proceeding because the person is or was a director against any obligation incurred with respect to a Proceeding to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to an employee benefit plan) or reasonable expenses incurred in the Proceeding if the person conducted himself or herself in good faith and the person reasonably believed, in the case of conduct in an official capacity with the corporation, that the person's conduct was in the corporation's best interests and, in all other cases, his or her conduct was at least not opposed to the corporation's best interests and, with respect to any criminal proceedings, the person had no reasonable cause to believe that his or her conduct was unlawful. The Company's articles of incorporation and bylaws allow for such indemnification. A corporation may not indemnify a director in connection with any Proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation or, in connection with any other Proceeding charging that the director derived an improper personal benefit, whether or not involving actions in an official capacity, in which Proceeding the director was judged liable on the basis that he or she derived an improper personal benefit. Any indemnification permitted in connection with a Proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with such Proceeding.

The TBCA, unless otherwise provided in the articles of incorporation, a Texas corporation may indemnify an officer, employee, fiduciary, or agent of the corporation to the same extent as a director and may indemnify such a person who is not a director to a greater extent, if not inconsistent with public policy and if provided for by its bylaws, general or specific action of its board of directors or shareholders, or contract. INTREorg articles of incorporation provide for indemnification of directors, officers, employees, fiduciaries and agents of INTREorg to the full extent permitted by Texas law.

INTREorg articles of incorporation also provide that INTREorg may purchase and maintain insurance on behalf of any person who is or was a director or officer of INTREorg or who is or was serving at the request of INTREorg as a director, officer or agent of another enterprise against any liability asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not INTREorg would have the power to indemnify him or her against such liability.

                      EQUITY COMPENSATION PLAN INFORMATION

The Company has not established an equity compensation plan or Incentive Stock Option Plan at this time.

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.
--------------------------------------------------------------------------------

The following table sets forth information with respect to the beneficial ownership of INTREorg outstanding common stock by:

     o each person who is known by INTREorg to be the beneficial owner of five percent (5%) or more of INTREorg common stock;
     o INTREorg's chief executive officer, its other executive officers, and each director as identified in the "Management -- Executive Compensation" section; and
     o    all of the Company's directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock and options, warrants and convertible securities that are currently exercisable or convertible within 60 days of the date of this document into shares of INTREorg common stock are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible securities for the purpose of computing the percentage ownership of the person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

The information below is based on the number of shares of INTREorg common stock that INTREorg believes was beneficially owned by each person or entity as of December 31, 2009.


                                                            Number of Shares of
                                                               Common Stock           Percent of Class
Name and Address of Beneficial Owner (1)                    Beneficially Owned     Beneficially Owned (4)
--------------------------------------------------------- ------------------------ -----------------------

J.H. Brech, LLC (2)                                                     1,009,666                   9.78%

Russell K. Boyd, Chief Executive Officer, President and                 1,434,000                  13.90%
Chairman of the Board (3)

Malcolm C. Davenport, V, Director                                               0                      0%

Redgie T. Green, Director                                                  25,000                   2.42%
                                                          ------------------------ -----------------------

All directors and executive officers as a group (3                      1,459,000                  14.13%
persons)

(1)Except as noted above the business address for all listed individuals or entities is c/o INTREorg Systems, Inc.,501 Trophy Lake Dr., Suite 314, PMB 106, Trophy Club, TX 76262.
(2) J.H. Brech, LLC owns 698,833 shares of common stock. Mr. Charles J. Webb owns 311,333 shares of ISI common stock and 553,833 shares beneficially through J.H. Brech, LLC of which he is a manager.
(3) Mr. Boyd has Proxy Control of 900,000 shares previously held by Mr. Alton Smith. Mr. Boyd has direct control of 534,000 common shares representing 5.17% of the outstanding shares of common stock.
(4) Based on 10,320,016 shares of common stock issued and outstanding on December 31, 2009.

Rule 13d-3 under the Securities Exchange Act of 1934 governs the determination of beneficial ownership of securities. That rule provides that a beneficial owner of a security includes any person who directly or indirectly has or shares voting power and/or investment power with respect to such security. Rule 13d-3 also provides that a beneficial owner of a security includes any person who has the right to acquire beneficial ownership of such security within sixty days, including through the exercise of any option, warrant or conversion of a security. Any securities not outstanding which are subject to such options, warrants or conversion privileges are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person. Those securities are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person. Included in this table are only those derivative securities with exercise prices that INTREorg believes have a reasonable likelihood of being "in the money" within the next sixty days.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
-------------------------------------------------------

No officer or director of the Company has or proposes to have any direct or indirect material interest in any asset proposed to be acquired by the Company through security holdings, contracts, options, or otherwise.

The following table shows the issuances of stock, in lieu for services for compensation to officers or directors or affiliates in 2008 and 2009:

     Name                     Date of Issuance       Number of Shares              Position
--------------------          ----------------       ----------------      --------------------------
Austin Andres                 03/14/2008                  100,000          Former Chief Operating
                                                                           Officer & Former Director

Russell K. Boyd               03/14/2008                  200,000          Chief Executive Officer,
                                                                           President and Chairman of
                                                                           the Board

Redgie Green                  03/14/2008                   25,000          Director

Denis L. Iler                 03/14/2008                  125,000          Former Chief Executive
                                                                           Officer & Former Director

Wesley F. Whiting             03/14/2008                   25,000          Former Director

In January 2009, Mr. Wesley F. Whiting resigned as a director of INTREorg.

In March 2009, Mr. Denis L. Iler resigned as the Chief Executive Officer, President and Director of INTREorg. In March 2009, Mr. Boyd was appointed the Chief Executive Officer of INTREorg.

In April 2009, Mr. Huitt resigned as the Chief Financial Officer of INTREorg and on May 7, 2009 he resigned as a Director.

In April 2009, Mr. Andres resigned as the Chief Operating Officer of INTREorg and on May 26, 2009 he resigned as a Director.

ITEM 14. PRINCIPAL ACCOUNTING FEES AND SERVICES
-----------------------------------------------

GENERAL. Larry O'Donnell, CPA, P.C. ("O'Donnell") is the Company's principal auditing accountant firm. The Company's Board of Directors has considered whether the provisions of audit services are compatible with maintaining O'Donnell's independence.

The following table represents aggregate fees billed to the Company for the years ended December 31, 2009 and December 31, 2008 by Larry O'Donnell, CPA, P.C.

                                              Year Ended December 31,
                                     2009                         2008
                           -------------------------      ----------------------
Audit Fees                          $5,620                       $1,400

Audit-related Fees                    $0                           $0

Tax Fees                              $0                           $0

All Other Fees                        $0                           $0

                           -------------------------      ----------------------
Total Fees                          $5,620                       $1,400


All audit work was performed by the auditors' full time employees.

                                     PART IV

ITEM 15. EXHIBITS, FINANCIAL STATEMENT SCHEDULES

The following is a complete list of exhibits filed as part of this Form 10K. Exhibit number corresponds to the numbers in the Exhibit table of Item 601 of Regulation S-K.


(a) Audited financial statements for years ended December 31, 2009 and 2008

(b)   Exhibit No.                                   Description
      -----------                                   -----------
     3.1            Articles of Incorporation (1)

     3.2            Articles of Amendment (1)

     3.7            Bylaws of INTREorg Systems, Inc. (1)

     31.1 Certification of Chief Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act

     32.1           Certification of Principal Executive Officer pursuant to
                    Section 906 of the Sarbanes-Oxley Act


(1) Incorporated by reference from the exhibits included in the Company's Form 10 filed with the Securities and Exchange Commission (www.sec.gov), dated May 29, 2008. A copy can be provided by mail, free of charge, by sending a written request to INTREorg Systems, Inc., 501 Trophy Lake Dr, Suite 314, PMB 106, Trophy Club, TX 76262.

                           Larry O'Donnell, CPA, P.C.
Telephone (303) 745-4545                                2228 South Fraser Street
Fax (303) 369-9384                                                        Unit I
Email larryodonnellcpa@msn.com                           Aurora, Colorado  80014
www.larryodonnellcpa.com




                          INDEPENDENT AUDITOR'S REPORT
Board of Directors
INTREorg Systems, Inc.

I have audited the accompanying balance sheets of INTREorg Systems, Inc. as of December 31, 2009 and 2008, and the related statements of loss, changes in stockholders' equity, and cash flows for the years then ended and the period from inception, November 3, 2003 to December 31, 2009. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of INTREorg Systems, Inc. as of December 31, 2009 and 2008, and the results of its operations and cash flows for the years then ended and the period from inception, November 3, 2003 to December 31, 2009 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has an accumulated deficit of $2,416,003 at December 31, 2009. Additionally, for the year ended December 31, 2009, they had a net loss of $158,975. These matters raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regards to these matters are also described in
Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Larry O'Donnell, CPA, P.C.

Larry O'Donnell, CPA, P.C.
April 14, 2010
                                       F-1


                             INTREorg Systems, Inc.
                          (A Development Stage Company)
                                 Balance Sheets



                                                                                                 December 31,
                                                                                          2009                 2008
                                                                                   -------------------  -------------------
                                                                                       (Audited)            (Audited)

ASSETS:

Current Assets:
        Cash                                                                                     $ 13              $ 3,330
        Accounts Receivable                                                                         -                7,261
                                                                                   -------------------  -------------------
               Total Current Assets                                                                13               10,591

Furniture and fixtures - net                                                                      379               10,207

Investment - Fusion Equity                                                                          -                1,000
                                                                                   -------------------  -------------------

TOTAL ASSETS                                                                                    $ 392             $ 21,798
                                                                                   ===================  ===================


LIABILITIES & STOCKHOLDERS' DEFICIT

Current Liabilities

        Cash overdraft                                                                           $ 54                  $ -
        Accounts payable                                                                      221,035              581,295
        Accrued expenses and liabilities                                                      643,649              563,940
        Notes Payable                                                                         521,000              577,886
                                                                                   -------------------  -------------------
               Total Current Liabilities                                                    1,385,738            1,723,121

Long-Term Liabilities
        Convertible promissory notes                                                          471,202                    -
                                                                                   -------------------  -------------------
               Total Liabilities                                                            1,856,940            1,723,121

Stockholders' Deficit

Preferred Stock, no par value; 2,000,000 shares authorized
        none and 247,100 shares issued and outstanding
        at December 31, 2009 and 2008, respectively                                                 -                    -

Common Stock, no par value; 10,000,000 shares authorized
        10,320,016 and 10,305,016 shares issued and outstanding
        at December 31, 2009 and 2008, respectively                                           559,455              555,705

Deficit accumulated during the development stage                                           (2,416,003)          (2,257,028)
                                                                                   -------------------  -------------------

               Total Stockholders' deficit                                                 (1,856,548)          (1,701,323)
                                                                                   -------------------  -------------------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                                                     $ 392             $ 21,798
                                                                                   ===================  ===================



   The accompanying notes are an integral part of these financial statements.


                                     INTREorg Systems, Inc.
                                  (A Development Stage Company)
                                    Statements of Operations
                                            (Audited)

                                                                                                         November 3, 2003
                                                                         For the Year Ended               (Inception) to
                                                                             December 31,                   December 31,
                                                                      2009                2008                 2009
                                                                -----------------   -----------------  ---------------------

Revenue                                                                      $ -               $ 750           $ 750

         Depreciation                                                      9,031                   -                 15,206
         Consulting expense                                                                  121,088                836,005
         Director's fees                                                       -              12,750                 48,870
         General and administrative                                       31,437              32,198                 88,834
         Professional fees                                                52,192              52,146                434,907
         Payroll expense                                                       -                   -                724,630
         Rent and utilities                                                    -               9,612                111,858
         Travel expense                                                    4,433              17,354                 98,000
                                                                -----------------   -----------------  ---------------------

                 Total Expenses                                           97,093             245,148              2,358,310
                                                                -----------------   -----------------  ---------------------

Net Operating Loss                                                       (97,093)           (244,398)            (2,357,560)
                                                                -----------------   -----------------  ---------------------

Other Revenue / (Expense)

         Forgiveness of debt                                                   -                   -                135,750
         Settlement agreements                                                 -                   -                 36,653
         Interest Income                                                       -                   -                    356
         Miscellaneous expense                                                 -                   -                 (5,857)
         Interest Expense                                                (61,882)            (48,803)              (225,345)
                                                                -----------------   -----------------  ---------------------

                 Total other revenue / (expense)                         (61,882)            (48,803)               (58,443)
                                                                -----------------   -----------------  ---------------------

Net Loss                                                              $ (158,975)         $ (293,201)          $ (2,416,003)
                                                                =================   =================  =====================

Net Income/Loss per share of common
stock                                                                    $ (0.02)            $ (0.03)
                                                                =================   =================
Weighted average number of common
         shares outstanding                                           10,327,679           9,667,745
                                                                =================   =================






   The accompanying notes are an integral part of these financial statements.


                                     INTREorg Systems, Inc.
                                  (A Development Stage Company)
                                     Statement of Cash Flows
                                           (Unaudited)

                                                                                                        November 3, 2003
                                                                          For the year ended             (Inception) to
                                                                              December 31,                 December 31,
                                                                       2009               2008                2009
                                                                  ----------------  -----------------  --------------------

Cash Flows from Operating Activities
Net Loss                                                               $ (158,975)        $ (293,201)         $ (2,416,003)
Adjustments to reconcile net loss to net cash used
         by operating activities
         Common stock issued for services                                   3,750                                    3,750
         Depreciation                                                       9,828                  -                15,993
         Allowance for doubtful accounts                                    7,261                                    7,261
         Reserve for investment                                             1,000                                    1,000
Changes in operating assets and liabilities
         Increase in Accounts Receivable and Advances                           -             13,394                (7,261)
         Increase in Accounts Payable and accrued liabilities             133,766            189,370             1,279,000
         (Increase) Decrease in deposits                                        -              6,900                     -
                                                                  ----------------  -----------------  --------------------

Net Cash Flows Used by Operating Activities                                (3,370)           (83,537)           (1,116,260)
                                                                  ----------------  -----------------  --------------------

Cash Flows from Investing Activities
         Acquisition of Fixed Assets                                            -                  -               (16,372)
         Acquisition of Investments                                             -                  -                (1,000)
                                                                  ----------------  -----------------  --------------------

Net Cash Flows Provided (Used) by Investing Activities                          -                  -               (17,372)
                                                                  ----------------  -----------------  --------------------

Cash Flows from Financing Activities
         Cash overdraft                                                        53                                       53
         Increase / (decrease)  in loans payable                                              73,500               577,886
         Issuance of Preferred A Stock                                          -                  -               247,100
         Issuance of Common Stock                                               -             13,825               308,605
                                                                  ----------------  -----------------  --------------------

Net Cash Flows Provided by Financing Activities                                53             87,325             1,133,644
                                                                  ----------------  -----------------  --------------------

Net (Decrease) Increase in Cash                                            (3,317)             3,788                    13
                                                                  ----------------  -----------------  --------------------

Cash at Beginning of Period                                                 3,330               (458)                    -
                                                                  ----------------  -----------------  --------------------

Cash at End of Period                                                        $ 13            $ 3,330                  $ 13
                                                                  ================  =================  ====================

Supplemental Disclosure of Cash Flow Informantion

         Cash paid for interest                                               $ -                $ -              $ 32,008
                                                                  ================  =================  ====================
         Cash paid for taxes                                                  $ -                $ -                   $ -
                                                                  ================  =================  ====================

Supplemental Disclosure of Non-Cash Flow Information

         Debt converted to Convertible Notes Payable                    $ 471,202                $ -             $ 471,202
                                                                  ================  =================  ====================


 The accompanying financial statements are an integral part of these financial statements.


                                     INTREorg SYSTEMS, INC.
                                (A Development Stage Enterprise)
                           Statement of Stockholders' Equity (Deficit)
                  From November 3, 2003 (Inception) through December 31, 2009


                                                                                            Deficit
                                                                                          Accum. During
                                      Comon Stock           Preferred A Stock            the Development
                                # of Shares    Amount      # of Shares Amount         Stage          Totals
                                -----------  ------------  ---------- ----------  --------------  --------------

Balance - November 3, 2003               -           $ -                    $ -             $ -             $ -
   Stock issued for cash         1,000,000         5,000                                                  5,000
Net Loss for period                                    -                                 (3,325)         (3,325)

                                -----------  ------------  ---------- ----------  --------------  --------------
Balance - December 31, 2003      1,000,000         5,000           -          -          (3,325)          1,675
                                -----------  ------------  ---------- ----------  --------------  --------------

   Stock issued for cash            33,000        16,500     169,100    169,100                         185,600
   Stock issued for services       145,833           729                                                    729
   Stock issued for compensation   448,333        13,518                                                 13,518
Net Loss for period                                                                    (605,823)       (605,823)
                                -----------  ------------  ---------- ----------  --------------  --------------
Balances - December 321, 2004    1,627,166        35,747     169,100    169,100        (609,148)       (404,301)

   Stock issued for cash            64,000        32,000      76,000     76,000                         108,000
   Stock issued for services       297,000         8,850                                                  8,850
   Stock issued for compensation    61,000        30,500                                                 30,500
   Stock issued for interest       990,000         9,900       2,000      2,000                          11,900
Net Loss for period                                                                    (657,305)       (657,305)
                                -----------  ------------  ---------- ----------  --------------  --------------
Balances - December 31, 2005     3,039,166       116,997     247,100    247,100      (1,266,453)       (902,356)

   Stock issued for services       250,000       125,000                                                125,000
   Stock issued for interest     1,831,250        18,313                                                 18,313
Net Loss for period                                                                    (313,399)       (313,399)
                                -----------  ------------  ---------- ----------  --------------  --------------
Balances - December 31, 2006     5,120,416       260,310     247,100    247,100      (1,579,852)     (1,072,442)

   Stock issued for services       812,000         8,120                                                  8,120
   Stock issued for interest     2,635,000        26,350                                                 26,350
Net Loss for period                                                                    (383,975)       (383,975)
                                -----------  ------------  ---------- ----------  --------------  --------------
Balances - December 31, 2007     8,567,416       294,780     247,100    247,100      (1,963,827)     (1,421,947)

   Stock issued for services       625,000         6,250                                                  6,250
   Stock issued for interest       757,500         7,575                                                  7,575
   Convert preferred to common     247,100       247,100    (247,100)  (247,100)                              -
   Reconciliation differences      108,000                                                                    -
Net Loss for period                                                                    (293,201)       (293,201)
                                -----------  ------------  ---------- ----------  --------------  --------------
Balances - December 31, 2008    10,305,016       555,705           -          -      (2,257,028)     (1,701,323)

Stock issued for services           15,000         3,750                                                  3,750
Net Loss for period                                                                    (158,975)       (158,975)
                                -----------  ------------  ---------- ----------  --------------  --------------
Balances - December 31, 2009    10,320,016     $ 559,455           -        $ -    $ (2,416,003)   $ (1,856,548)
                                ===========  ============  ========== ==========  ==============  ==============



The accompanying notes are an integral part of these financial statements.

                             INTREORG SYSTEMS, INC.
                          (A Development Stage Company)
                        Notes to the Financial Statements
                       For the year end December 31, 2009


Note  1.  Organization,   Basis  of  Presentation  and  Summary  of  Significant
--------------------------------------------------------------------------------
Accounting Policies
-------------------

Organization

Intreorg Systems, Inc. (the Company) was incorporated under the laws of the State of Texas on November 3, 2003. The Company was organized for the purpose of providing internet consulting and "back office" services to companies. As well as, to pursue any other lawful business opportunity as decided upon by the board of directors. The Company's fiscal year end is December 31st.

On March 25, 2009, Mr. Denis Iler resigned as the Chief Executive Officer and a Director of the Company. On March 25, 2009, Mr. Russell K. Boyd, a director of the Company, was appointed the Chief Executive Officer of the Company.

On April 11, 2009, Mr. Jeff Huitt resigned as the Chief Financial Officer of the Company and Mr. Austin Andres resigned as the Chief Operating Officer. On May 7, 2009, Mr. Huitt resigned as director of the Company.

Basis of Presentation

Development Stage Company

The Company has not earned significant revenues from limited principal operations. Accordingly, the Company's activities have been accounted for as those of a Development Stage Enterprise. Among the disclosures required are that the Company's financial statements be identified as those of a development stage company, and that the statements of operations, stockholders' equity (deficit) and cash flows disclose activity since the date of the Company's inception.

Going Concern

The Company's financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company's current liabilities exceed the current assets by $1,385,359 at December 31, 2009.

During the year ended December 31, 2009, the Company did not generate any revenues. At December 31, 2009, the Company had a deficit accumulated during its development stage of $2,416,003.

The Company is in the development stage and has not earned revenues from operations. The Company's ability to continue as a going concern is dependent upon its ability to develop additional sources of capital or locate a merger candidate and ultimately, achieve profitable operations. There can be no assurance that the Company will be successful in obtaining such financing, or that it will attain positive cash flow from operations. Management believes that actions presently being taken provide the opportunity for the Company to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of these uncertainties. Management is seeking new capital to carry forward the purposes of the Company.

Summary of Significant Accounting Policies

Cash and Cash Equivalents

The Company considers all highly-liquid debt instruments, with an original maturity of three months, to be cash equivalents.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Net Loss Per Share

Net loss per share is based on the weighted average number of common shares outstanding during the period. This number has not been adjusted for outstanding options since the average would be anti-dilutive.

Property and Equipment

Property and equipment are stated at cost, less accumulated depreciation. Depreciation is provided for using the straight-line method over the useful life of the assets.

Other Comprehensive Income

INTREorg Systems,  Inc. has no material components of other comprehensive income
(loss), and accordingly, net loss is equal to comprehensive loss in all periods.

Federal Income Tax

The Company has made no provision for income taxes because there have been no operations to date causing income for financial statement or tax purposes.

Under the asset and liability method, deferred income taxes are recognized for the tax consequences of "temporary differences" by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities.


                                                   2009
                                                   ----
         Deferred tax assets:
         Net operating loss carryforwards      $ 2,416,003
         Valuation allowance                    (2,416,003)
                                               ------------
         Net deferred tax assets                   $  -

At December 31, 2009, the Company had net operating loss carry forwards of approximately $2,416,003 for federal income tax purposes. These carryforwards if not utilized to offset taxable income will begin to expire in 2019.

Recent Accounting Pronouncements

In June 2009, the FASB issued ASC 860 "Transfers and Servicing" which improves the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor's continuing involvement, if any, in transferred financial assets. ASC 860 is effective as of the beginning of each reporting entity's first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. The Company is evaluating the impact the adoption of ASC 860 will have on its financial statements.

In June 2009, the FASB issued ASC 810 which improves financial reporting by enterprises involved with variable interest entities. ASC 810 is effective as of the beginning of each reporting entity's first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period, and for interim and annual reporting periods thereafter. The Company is evaluating the impact the adoption of ASC 810 will have on its financial statements.

In June 2009, the FASB issued ASC No. 105 "The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles--a replacement of FASB Statement No. 162." The FASB Accounting Standards Codification ("Codification") will be the single source of authoritative nongovernmental U.S. generally accepted accounting principles. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. ASC 105 is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards are superseded as described in ASC 105. All other accounting literature not included in the Codification is non-authoritative. The Company is evaluating the impact the adoption of ASC 105 will have on its financial statements.

Note 2 - Notes Payable
----------------------

Prior to the year ended December 31, 2008, the Company raised $577,886 in bridge loans in order to be able to continue operations. These loans carry interest rates from 6% to 10% per annum and have due dates between 909 and 180 days. The providers of these loans were also given "equity kickers" of stock in the amount of 1 share of common stock for each one cent of loan amount. Prior to January 1, 2009, the holders were issued shares of the Company's common stock in equal amount to the interest accrued for extensions on the payment of the notes.

During the year ended December 31, 2009, holders of notes totaling $56,866 (principal and outstanding interest on the date of conversion) converted their notes into Commercial Convertible Promissory Notes (Convertible Promissory Notes). The Convertible Promissory Notes are unsecured, have an interest rate of 6% and a due date of April 10, 2011. For further details, see Note 3 - Convertible Promissory Notes.

Note 3 -Convertible Notes Payable
---------------------------------

On April 10, 2009, a vendor owed $406,961 agreed to convert the amount owed to it into long-term debt in the form of a Convertible Promissory Note.

On April 10, 2009, holders of outstanding promissory notes totaling $56,866 and accrued interest of $7,375, agreed to convert the amounts owed to them into long-term Convertible Promissory Notes.

The Convertible Promissory notes are unsecured, have an interest rate of 6% and a due date of April 10, 2011. The promissory notes provide the holders with the right to convert in part or all of the outstanding principal and/or interest into shares of the Company's common stock at a rate of $1 per share. At December 31, 2009, $471,202 was outstanding.

Note 4 - Capital Stock Transactions
-----------------------------------

During the year ended December 31, 2009, the Company issued 15,000 shares of common stock valued at $3,750 for consulting services.

On October 6, 2009 the Company entered into an investment banking agreement. The terms of the agreement are such that for any money they raise the Company is obligated to an 8% commission in cash and a 2% expenses allowance in cash and 10% additional in common stock at a 110% of market price over a 5 day average.

Note 5 - Subsequent Events
--------------------------

The Company evaluated events through April 14, 2010 for subsequent events to be included in its December 31, 2009 financial statements herein.

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 15, 2010
                                          INTREorg Systems, Inc.

                                          /s/Russell K. Boyd
                                          --------------------------------------
                                          Russell K. Boyd, President, CEO,
                                          (Principal Accounting Officer)
                                          and Director


Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dated: April 15, 2010
                                          INTREorg Systems, Inc.

                                          /s/ Russell K. Boyd
                                          --------------------------------------
                                          Russell K. Boyd, Chairman of the Board

                                          /s/ Malcolm C. Davenport, V
                                          --------------------------------------
                                          Malcolm C. Davenport, V, Director

                                          /s/Redgie T. Green
                                          --------------------------------------
                                          Redgie T. Green, Director

                                   EXHIBIT "B"

        2010 INTREORG SYSTEMS, INC. STOCK OPTION AND AWARD INCENTIVE PLAN

                       SECTION 1: GENERAL PURPOSE OF PLAN

         The name of this plan is the 2010 INTREORG SYSTEMS, INC. STOCK OPTION AND AWARD INCENTIVE PLAN (the "Plan"). The purpose of the Plan is to enable INTREORG SYSTEMS, INC., a Texas company (the "Company"), and any Parent or any Subsidiary to obtain and retain the services of the types of Employees, Consultants and Directors who will contribute to the Company's long range success and to provide incentives which are linked directly to increases in share value which will inure to the benefit of all stockholders of the Company.

                             SECTION 2: DEFINITIONS

For purposes of the Plan, the following terms shall be defined as set forth below:

         "Administrator" shall have the meaning as set forth in Section 3, hereof.

         "Board" means the Board of Directors of the Company.

         "Cause" means (i) failure by an Eligible Person to substantially perform his or her duties and obligations to the Company (other than any such failure resulting from his or her incapacity due to physical or mental illness);
(ii) engaging in misconduct or a fiduciary breach which is or potentially is materially injurious to the Company or its stockholders; (iii) commission of a felony; (iv) the commission of a crime against the Company which is or potentially is materially injurious to the Company; or (v) as otherwise provided in the Stock Option Agreement or Stock Purchase Agreement. For purposes of this Plan, the existence of Cause shall be determined by the Administrator in its sole discretion.

         "Change in Control" shall mean:

         The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power (which voting power shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote, but not assuming the exercise of any warrant or right to subscribe to or purchase those shares) of the continuing or Surviving Entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned, directly or indirectly, by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization; provided, however, that in making the determination of ownership by the stockholders of the Company, immediately after the reorganization, equity securities which persons own immediately before the reorganization as stockholders of another party to the transaction shall be disregarded; or

         The sale, transfer or other disposition of all or substantially all of the Company's assets.

         A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Committee" means a committee of the Board designated by the Board to administer the Plan.

         "Company" means INTREORG SYSTEMS, INC., a corporation organized under the laws of the State of Texas (or any successor corporation).

         "Consultant" means a consultant or advisor who is a natural person or a legal entity and who provides bona fide services to the Company, a Parent or a Subsidiary; provided such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities.

         "Date of Grant" means the date on which the Administrator adopts a resolution expressly granting a Right to a Participant or, if a different date is set forth in such resolution as the Date of Grant, then such date as is set forth in such resolution.

         "Director" means a member of the Board.

         "Disability" means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an ISO pursuant to Section 6.6 hereof, the term Disability shall have the meaning ascribed to it under Code Section 22(e)(3). The determination of whether an individual has a Disability shall be determined under procedures established by the Plan Administrator.

         "Eligible Person" means an Employee, Consultant or Director of the Company, any Parent or any Subsidiary.

         "Employee" shall mean any individual who is a common-law employee (including officers) of the Company, a Parent or a Subsidiary.

         "Exercise  Price"  shall  have the  meaning  set forth in  Section  6.3 hereof.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" shall mean the fair market value of a Share, determined as follows: (i) if the Stock is listed on any established stock exchange or a national market system, including without limitation, the NASDAQ National Market, the Fair Market Value of a share of Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable; (ii) if the Stock is quoted on the NASDAQ System (but not on the NASDAQ National Market) or any similar system whereby the stock is regularly quoted by a recognized securities dealer but closing sale prices are not reported, the Fair Market Value of a share of Stock shall be the mean between the bid and asked prices for the Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable; or (iii) in the absence of an established market for the Stock, the Fair Market Value shall be determined in good faith by the Administrator and such determination shall be conclusive and binding on all persons.

         "First Refusal Right" shall have the meaning set forth in Section 8.7 hereof.

         "ISO" means a Stock Option intended to qualify as an "incentive stock option" as that term is defined in Section 422(b) of the Code.

         "Non-Employee Director" means a member of the Board who is not an Employee of the Company, a Parent or Subsidiary, who satisfies the requirements of such term as defined in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission.

         "Non-Qualified  Stock  Option"  means a Stock  Option not  described in
Section 422(b) of the Code.

         "Offeree" means a Participant who is granted a Purchase Right pursuant to the Plan.

         "Optionee" means a Participant who is granted a Stock Option pursuant to the Plan.

         "Outside Director" means a member of the Board who is not an Employee of the Company, a Parent or Subsidiary, who satisfies the requirements of such term as defined in Treasury Regulations (26 Code of Federal Regulation Section 1.162-27(e)(3)).

         "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

         "Participant" means any Eligible Person selected by the Administrator, pursuant to the Administrator's authority in Section 3, to receive grants of Rights.

         "Plan" means this 2010 INTREORG SYSTEMS, INC. STOCK OPTION AND AWARD INCENTIVE PLAN, as the same may be amended or supplemented from time to time.

         "Purchase Price" shall have the meaning set forth in Section 7.3.

         "Purchase  Right" means the right to purchase Stock granted pursuant to
Section 7.

         "Rights" means Stock Options and Purchase Rights.

         "Repurchase Right" shall have the meaning set forth in Section 8.8 of the Plan.

         "Service" shall mean service as an Employee, Director or Consultant.

         "Stock" means Common Stock of the Company.

         "Stock Option" or "Option" means an option to purchase shares of Stock granted pursuant to Section 6.

         "Stock  Option  Agreement"  shall have the meaning set forth in Section
6.1.

         "Stock Purchase Agreement" shall have the meaning set forth in Section 7.1.

         "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

         "Surviving Entity" means the Company if immediately following any merger, consolidation or similar transaction, the holders of outstanding voting securities of the Company immediately prior to the merger or consolidation own equity securities possessing more than 50% of the voting power of the corporation existing following the merger, consolidation or similar transaction. In all other cases, the other entity to the transaction and not the Company shall be the Surviving Entity. In making the determination of ownership by the stockholders of an entity immediately after the merger, consolidation or similar transaction, equity securities which the stockholders owned immediately before the merger, consolidation or similar transaction as stockholders of another party to the transaction shall be disregarded. Further, outstanding voting securities of an entity shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote.

         "Ten Percent Stockholder" means a person who on the Date of Grant owns, either directly or through attribution as provided in Section 424 of the Code, Stock constituting more than 10% of the total combined voting power of all classes of stock of his or her employer corporation or of any Parent or Subsidiary.

                            SECTION 3: ADMINISTRATION

         3.1 Administrator. The Plan shall be administered by either (i) the Board, or (ii) a Committee appointed by the Board (the group that administers the Plan is referred to as the "Administrator").

         3.2 Powers in General. The Administrator shall have the power and authority to grant to Eligible Persons, pursuant to the terms of the Plan, (i) Stock Options, (ii) Purchase Rights or (iii) any combination of the foregoing.

         3.3 Specific Powers. In particular, the Administrator shall have the authority: (i) to construe and interpret the Plan and apply its provisions; (ii) to promulgate, amend and rescind rules and regulations relating to the administration of the Plan; (iii) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
(iv) to determine when Rights are to be granted under the Plan; (v) from time to time to select, subject to the limitations set forth in this Plan, those Eligible Persons to whom Rights shall be granted; (vi) to determine the number of shares of Stock to be made subject to each Right; (vii) to determine whether each Stock Option is to be an ISO or a Non-Qualified Stock Option; (viii) to prescribe the terms and conditions of each Stock Option and Purchase Right, including, without limitation, the Purchase Price and medium of payment, vesting provisions and repurchase provisions, and to specify the provisions of the Stock Option Agreement or Stock Purchase Agreement relating to such grant or sale;
(ix) to amend any outstanding Rights for the purpose of modifying the time or manner of vesting, the Purchase Price or Exercise Price, as the case may be, subject to applicable legal restrictions and to the consent of the other party to such agreement; (x) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan; (xi) to make decisions with respect to outstanding Stock Options that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments; and (xii) to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan.

         3.4 Decisions Final. All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants.

         3.5 The Committee. The Board may, in its sole and absolute discretion, from time to time, and at any period of time during which the Company's Stock is registered pursuant to Section 12 of the Exchange Act, delegate any or all of its duties and authority with respect to the Plan to the Committee whose members are to be appointed by and to serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the unanimous written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable. During any period of time during which the Company's Stock is registered pursuant to Section 12 of the Exchange Act, all members of the Committee shall be Non-Employee Directors and Outside Directors.

         3.6 Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Administrator and each of the Administrator's consultants shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator or any of its consultants may be party by reason of any action taken or failure to act under or in connection with the Plan or any option granted under the Plan, and against all amounts paid by the Administrator or any of its consultants in settlement thereof (provided that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Administrator or any of its consultants in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator or any of its consultants did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or was grossly negligent, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Administrator or any of its consultants shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

                      SECTION 4: STOCK SUBJECT TO THE PLAN

         4.1 Stock  Subject to the Plan.  Subject to  adjustment  as provided in
Section 9, Two Million (2,000,000) shares of Common Stock shall be reserved and available for issuance under the Plan. Stock reserved hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares.

         4.2 Basic Limitation. The number of shares that are subject to Rights under the Plan shall not exceed the number of shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available a sufficient number of shares to satisfy the requirements of the Plan.

         4.3 Additional Shares. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that shares issued under the Plan are reacquired by the Company pursuant to the terms of any forfeiture provision, right of repurchase or right of first refusal, such shares shall again be available for the purposes of the Plan.

                             SECTION 5: ELIGIBILITY

         Eligible Persons who are selected by the Administrator shall be eligible to be granted Rights hereunder subject to limitations set forth in this Plan; provided, however, that only Employees shall be eligible to be granted ISOs hereunder.

                   SECTION 6: TERMS AND CONDITIONS OF OPTIONS.

         6.1 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Administrator deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

         6.2 Number of Shares. Each Stock Option Agreement shall specify the number of shares of Stock that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9, hereof. The Stock Option Agreement shall also specify whether the Option is an ISO or a Non-Qualified Stock Option.

         6.3 Exercise Price.

                  6.3.1 In General. Each Stock Option Agreement shall state the price at which shares subject to the Stock Option may be purchased (the "Exercise Price"), which shall, with respect to Incentive Stock Options, be not less than 100% of the Fair Market Value of the Stock on the Date of Grant. In the case of Non-Qualified Stock Options, the Exercise Price shall be determined in the sole discretion of the Administrator.

                  6.3.2 Payment. The Exercise Price shall be payable in a form described in Section 8 hereof.

         6.4 Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise or with the disposition of shares acquired by exercising an Option.

         6.5 Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option becomes exercisable. In the case of an Optionee who is not an officer of the Company, a Director or a Consultant, an Option shall become exercisable at a rate of no more than 25% per year over a four-year period commencing on January 1 following the Date of Grant and 25% each year thereafter on January 1. Subject to the preceding sentence, the exercise provisions of any Stock Option Agreement shall be determined by the Administrator, in its sole discretion.

         6.6 Term. The Stock Option Agreement shall specify the term of the Option. No Option shall be exercised after the expiration of ten years after the date the Option is granted. Unless otherwise provided in the Stock Option Agreement, no Option may be exercised (i) three months after the date the Optionee's Service with the Company, its Parent or its Subsidiaries terminates if such termination is for any reason other than death, Disability or Cause,
(ii) one year after the date the Optionee's Service with the Company, its Parent or its subsidiaries terminates if such termination is a result of death or Disability, and (iii) if the Optionee's Service with the Company, its Parent, or its Subsidiaries terminates for Cause, all outstanding Options granted to such Optionee shall expire as of the commencement of business on the date of such termination. The Administrator may, in its sole discretion, waive the accelerated expiration provided for in (i) or (ii). Outstanding Options that are not exercisable at the time of termination of employment for any reason shall expire at the close of business on the date of such termination.

         6.7 Leaves of Absence. For purposes of Section 6.6 above, to the extent required by applicable law, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence. To the extent applicable law does not require such a leave to be deemed to continue while the Optionee is on a bona fide leave of absence, such leave shall be deemed to continue if, and only if, expressly provided in writing by the Administrator or a duly authorized officer of the Company, Parent, or Subsidiary for whom Optionee provides his or her services.

         6.8 Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Administrator may modify, extend or assume outstanding Options (whether granted by the Company or another issuer) or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different Exercise Price. Without limiting the foregoing, the Administrator may amend a previously granted Option to fully accelerate the exercise schedule of such Option and provide that upon the exercise of such Option, the Optionee shall receive shares of Restricted Stock that are subject to repurchase by the Company at the Exercise Price paid for the Option in accordance with Section 8.8.1 with such Company's right to repurchase at such price lapsing at the same rate as the exercise provisions set forth in Optionee's Stock Option Agreement. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option. However, a termination of the Option in which the Optionee receives a cash payment equal to the difference between the Fair Market Value and the Exercise Price for all shares subject to exercise under any outstanding Option shall not be deemed to impair any rights of the Optionee or increase the Optionee's obligations under such Option.

               SECTION 7: TERMS AND CONDITIONS OF AWARDS OR SALES

         7.1 Stock Purchase Agreement. Each award or sale of shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

         7.2 Duration of Offers. Unless otherwise provided in the Stock Purchase Agreement, any right to acquire shares under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 15 days after the grant of such right was communicated to the Purchaser by the Company.

         7.3 Purchase Price.

                  7.3.1 In General. Each Stock Purchase Agreement shall state the price at which the Stock subject to such Stock Purchase Agreement may be purchased (the "Purchase Price"), which, with respect to Stock Purchase Rights, shall be determined in the sole discretion of the Administrator.

                  7.3.2 Payment of Purchase Price. The Purchase Price shall be payable in a form described in Section 8.

         7.4 Withholding Taxes. As a condition to the purchase of shares, the Purchaser shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

                        SECTION 8: PAYMENT; RESTRICTIONS

         8.1 General Rule. The entire Purchase Price or Exercise Price of shares issued under the Plan shall be payable in full by, as applicable, cash or certified check for an amount equal to the aggregate Purchase Price or Exercise Price for the number of shares being purchased, or in the discretion of the Administrator, upon such terms as the Administrator shall approve, (i) in the case of an Option and provided the Company's stock is publicly traded, by a copy of instructions to a broker directing such broker to sell the Stock for which such Option is exercised, and to remit to the Company the aggregate Exercise Price of such Options (a "cashless exercise"), (ii) in the case of an Option or a sale of Stock, by paying all or a portion of the Exercise Price or Purchase Price for the number of shares being purchased by tendering Stock owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate Purchase Price of the Stock with respect to which such Option or portion thereof is thereby exercised or Stock acquired (a "stock-for-stock exercise") or (iii) by a stock-for-stock exercise by means of attestation whereby the Optionee identifies for delivery specific shares of Stock already owned by Optionee and receives a number of shares of Stock equal to the difference between the Option shares thereby exercised and the identified attestation shares of Stock (an "attestation exercise").

         8.2 Withholding Payment. The Purchase Price or Exercise Price shall include payment of the amount of all federal, state, local or other income, excise or employment taxes subject to withholding (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of a Stock Option. The Optionee may pay all or a portion of the tax withholding by cash or check payable to the Company, or, at the discretion of the Administrator, upon such terms as the Administrator shall approve, by (i) cashless exercise or attestation exercise; (ii) stock-for-stock exercise; (iii) in the case of an Option, by paying all or a portion of the tax withholding for the number of shares being purchased by withholding shares from any transfer or payment to the Optionee ("Stock withholding"); or (iv) a combination of one or more of the foregoing payment methods. Any shares issued pursuant to the exercise of an Option and transferred by the Optionee to the Company for the purpose of satisfying any withholding obligation shall not again be available for purposes of the Plan. The Fair Market Value of the number of shares subject to Stock withholding shall not exceed an amount equal to the applicable minimum required tax withholding rates.

         8.3 Services Rendered. At the discretion of the Administrator, shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award.

         8.4 Promissory Note. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, in the discretion of the Administrator, upon such terms as the Administrator shall approve, all or a portion of the Exercise Price or Purchase Price (as the case may be) of shares issued under the Plan may be paid with a full-recourse promissory note. However, in the event there is a stated par value of the shares and applicable law requires, the par value of the shares, if newly issued, shall be paid in cash or cash equivalents. The shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon, and held in the possession of the Company until said amounts are repaid in full. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Administrator (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note. Unless the Administrator determines otherwise, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

         8.5 Exercise/Pledge. To the extent that a Stock Option Agreement or Stock Purchase Agreement so allows and if Stock is publicly traded, in the discretion of the Administrator, upon such terms as the Administrator shall approve, payment may be made all or in part by the delivery (on a form prescribed by the Administrator) of an irrevocable direction to pledge shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

         8.6 Written Notice. The purchaser shall deliver a written notice to the Administrator requesting that the Company direct the transfer agent to issue to the purchaser (or to his designee) a certificate for the number of shares of Common Stock being exercised or purchased or, in the case of a cashless exercise or share withholding exercise, for any shares that were not sold in the cashless exercise or withheld.

         8.7 First Refusal Right. Each Stock Option Agreement and Stock Purchase Agreement may provide that the Company shall have the right of first refusal (the "First Refusal Right"), exercisable in connection with any proposed sale, hypothecation or other disposition of the Stock purchased by the Optionee or Offeree pursuant to a Stock Option Agreement or Stock Purchase Agreement; and in the event the holder of such Stock desires to accept a bona fide third-party offer for any or all of such Stock, the Stock shall first be offered to the Company upon the same terms and conditions as are set forth in the bona fide offer.

         8.8 Repurchase Rights. Following a termination of the Participant's Service, the Company may repurchase the Participant's Rights as provided in this
Section 8.8 (the "Repurchase Right").

                  8.8.1 Repurchase Price. Following a termination of the Participant's Service the Repurchase Right shall be exercisable at a price equal to (i) the Fair Market Value of vested Stock or, in the case of exercisable options, the Fair Market Value of the Stock underlying such unexercised options less the Exercise Price, or (ii) the Purchase Price or Exercise Price, as the case may be, of unvested Stock; provided, however, the right to repurchase unvested stock as described in Section 8.8.1(ii) shall lapse at a rate of at least 33.33% per year over three years from the date the Right is granted.

                  8.8.2 Exercise of Repurchase Right. A Repurchase Right may be exercised only within 90 days after the termination of the Participant's Service (or in the case of Stock issued upon exercise of an Option or after the date of termination or the purchase of Stock under a Stock Purchase Agreement after the date of termination, within 90 days after the date of the exercise or Stock purchase, whichever is applicable) for cash or for cancellation of indebtedness incurred in purchasing the shares.

         8.9 Termination of Repurchase and First Refusal Rights. Each Stock Option Agreement and Stock Purchase Agreement shall provide that the Repurchase Rights and First Refusal Rights shall have no effect with respect to, or shall lapse and cease to have effect when the issuer's securities become publicly traded or a determination is made by counsel for the Company that such Repurchase Rights and First Refusal Rights are not permitted under applicable federal or state securities laws.

         8.10 No Transferability. Except as provided herein, a Participant may not assign, sell or transfer Rights, in whole or in part, other than by testament or by operation of the laws of descent and distribution.

                  8.10.1 Permitted Transfer of Non-Qualified Option. The Administrator, in its sole discretion may permit the transfer of a Non-Qualified Option (but not an ISO or Stock Purchase Right) as follows: (i) by gift to a member of the Participant's immediate family, or (ii) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the Settlor (either or both (i) or (ii) referred to as a "Permitted Transferee"). For purposes of this Section 8.10.1, "immediate family" shall mean the Optionee's spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships.

                  8.10.2 Conditions of Permitted Transfer. A transfer permitted under this Section 8.10 hereof may be made only upon written notice to and approval thereof by Administrator. A Permitted Transferee may not further assign, sell or transfer the transferred Option, in whole or in part, other than by testament or by operation of the laws of descent and distribution. A Permitted Transferee shall agree in writing to be bound by the provisions of this Plan, which a copy of said agreement shall be provided to the Administrator for approval prior to the transfer.

                    SECTION 9: ADJUSTMENTS; MARKET STAND-OFF

         9.1 Effect of Certain Changes.

                  9.1.1 Stock Dividends, Splits, Etc. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then (i) the number of shares of Stock available for Rights, (ii) the number of shares of Stock covered by outstanding

         Rights, and (iii) the Exercise Price or Purchase Price of any Stock Option or Purchase Right, in effect prior to such change, shall be proportionately adjusted by the Administrator to reflect any increase or decrease in the number of issued shares of Stock; provided, however, that any fractional shares resulting from the adjustment shall be eliminated.

                  9.1.2 Liquidation, Dissolution, Merger or Consolidation. In the event of a dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off, or a sale of substantially all of the assets of the Company; a merger or consolidation in which the Company is not the Surviving Entity; or a reverse merger in which the Company is the Surviving Entity, but the shares of Company stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then, the Company, to the extent permitted by applicable law, but otherwise in its sole discretion may provide for: (i) the continuation of outstanding Rights by the Company (if the Company is the Surviving Entity); (ii) the assumption of the Plan and such outstanding Rights by the Surviving Entity or its parent; (iii) the substitution by the Surviving Entity or its parent of Rights with substantially the same terms for such outstanding Rights; or (iv) the cancellation of such outstanding Rights without payment of any consideration, provided that if such Rights would be canceled in accordance with the foregoing, the Participant shall have the right, exercisable during the later of the ten-day period ending on the fifth day prior to such merger or consolidation or ten days after the Administrator provides the Rights holder a notice of cancellation, to exercise such Rights in whole or in part without regard to any installment exercise provisions in the Rights agreement.

                  9.1.3 Par Value Changes. In the event of a change in the Stock of the Company as presently constituted which is limited to a change of all of its authorized shares with par value, into the same number of shares without par value, or a change in the par value, the shares resulting from any such change shall be "Stock" within the meaning of the Plan.

         9.2 Decision of Administrator Final. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive; provided, however, that each ISO granted pursuant to the Plan shall not be adjusted in a manner that causes such Stock Option to fail to continue to qualify as an ISO without the prior consent of the Optionee thereof.

         9.3 No Other Rights. Except as hereinbefore  expressly provided in this
Section 9, no Participant shall have any rights by reason of any subdivision or consolidation of shares of Company stock or the payment of any dividend or any other increase or decrease in the number of shares of Company stock of any class or by reason of any of the events described in Section 9.1, above, or any other issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class; and, except as provided in this Section 9, none of the foregoing events shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to Rights. The grant of a Right pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

         9.4 Market Stand-Off. Each Stock Option Agreement and Stock Purchase Agreement shall provide that, in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, including the Company's initial public offering, the Participant shall agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "Market Stand-Off").

                      SECTION 10: AMENDMENT AND TERMINATION

         The Board may amend, suspend or terminate the Plan at any time and for any reason. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on stockholder approval.

                         SECTION 11: GENERAL PROVISIONS

         11.1 General Restrictions.

                  11.1.1 No View to Distribute. The Administrator may require each person acquiring shares of Stock pursuant to the Plan to represent to and agree with the Company in writing that such person is acquiring the shares without a view towards distribution thereof. The certificates for such shares may include any legend that the Administrator deems appropriate to reflect any restrictions on transfer.

                  11.1.2 Legends. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities laws, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  11.1.3 No Rights as Stockholder. Except as specifically provided in this Plan, a Participant or a transferee of a Right shall have no rights as a stockholder with respect to any shares covered by the Rights until the date of the issuance of a Stock certificate to him or her for such shares, and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Stock certificate is issued, except as provided in Section 9.1, hereof.

         11.2 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

         11.3 Disqualifying Dispositions. Any Participant who shall make a "disposition" (as defined in Section 424 of the Code) of all or any portion of an ISO within two years from the date of grant of such ISO or within one year after the issuance of the shares of Stock acquired upon exercise of such ISO shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Stock.

         11.4 Regulatory Matters. Each Stock Option Agreement and Stock Purchase Agreement shall provide that no shares shall be purchased or sold thereunder unless and until (i) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel and (ii) if required to do so by the Company, the Optionee or Offeree shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Board or Committee may require.

         11.5 Recapitalizations. Each Stock Option Agreement and Stock Purchase Agreement shall contain provisions required to reflect the provisions of Section 9.

         11.6 Delivery. Upon exercise of a Right granted under this Plan, the Company shall issue Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory obligations the Company may otherwise have, for purposes of this Plan, thirty days shall be considered a reasonable period of time.

         11.7 Other Provisions. The Stock Option Agreements and Stock Purchase Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Rights, as the Administrator may deem advisable.

                     SECTION 12: INFORMATION TO PARTICIPANTS

         To the extent necessary to comply with Texas law, the Company each year shall furnish to Participants its balance sheet and income statement unless such Participants are limited to key Employees whose duties with the Company assure them access to equivalent information.

                       SECTION 13: STOCKHOLDERS AGREEMENT

         As a condition to the transfer of Stock pursuant to a Right granted under this Plan, the Administrator, in its sole and absolute discretion, may require the Participant to execute and become a party to any agreement by and among the Company and any of its stockholders which exists on or after the Date of Grant (the "Stockholders Agreement"). If the Participant becomes a party to a Stockholders Agreement, in addition to the terms of this Plan and the Stock Option Agreement or Stock Purchase Agreement (whichever is applicable) pursuant to which the Stock is transferred, the terms and conditions of the Stockholders Agreement shall govern Participant's rights in and to the Stock; and if there is any conflict between the provisions of the Stockholders Agreement and this Plan or any conflict between the provisions of the Stockholders Agreement and the Stock Option Agreement or Stock Purchase Agreement (whichever is applicable) pursuant to which the Stock is transferred, the provisions of the Stockholders Agreement shall be controlling. Notwithstanding anything to the contrary in this
Section 13, if the Stockholders Agreement contains any provisions which would violate the Texas Corporations Code if applied to the Participant, the terms of this Plan and the Stock Option Agreement or Stock Purchase Agreement (whichever is applicable) pursuant to which the Stock is transferred shall govern the Participant's rights with respect to such provisions.

                       SECTION 14: EFFECTIVE DATE OF PLAN

         The effective date of this Plan is ____________, 2010. The adoption of the Plan is subject to approval by the Company's stockholders, which approval must be obtained within 12 months from the date the Plan is adopted by the Board. In the event that the stockholders fail to approve the Plan within 12 months after its adoption by the Board, any grants of Options or sales or awards of shares that have already occurred shall be rescinded, and no additional grants, sales or awards shall be made thereafter under the Plan.

                            SECTION 15: TERM OF PLAN

         The Plan shall terminate automatically on ______________, 2020, but no later than the tenth (10th) anniversary of the effective date. No Right shall be granted pursuant to the Plan after such date, but Rights theretofore granted may extend beyond that date. The Plan may be terminated on any earlier date pursuant to Section 10 hereof.

                              SECTION 16: EXECUTION

         To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the same as of __________________________, 2010.



INTREORG SYSTEMS, INC.



By: ______________________________________
Russell K. Boyd, Chief Executive Officer,
President, Chief Financial Officer and Director

                             STOCK OPTION AGREEMENT
        2010 INTREORG SYSTEMS, INC. STOCK OPTION AND INCENTIVE AWARD PLAN
                          Notice Of Stock Option Grant

You have been granted the following option to purchase Common Stock of INTREORG SYSTEMS, INC. (the "Company"):

Name of Optionee:

Total Number of Shares Granted:

Type of Option:

Exercise Price Per Share:

Date of Grant:

Vesting Commencement Date:

Vesting Schedule:

Expiration Date:

By your signature and the signature of the Company's authorized representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 2010 INTREORG SYSTEMS, INC. STOCK OPTION AND AWARD INCENTIVE PLAN and the STOCK OPTION AGREEMENT, both of which are attached hereto and are incorporated herein by reference. Optionee hereby represents that both the option and any shares acquired upon exercise of the option have been or will be acquired for investment for his own account and not with a view to or for sale in connection with any distribution or resale of the security.

Optionee:                               INTREORG SYSTEMS, INC.
By:                                     By:
-------------------------------         ----------------------------------------
Name:                                   Russell K. Boyd,
                                        Chief Executive Officer, President
                                        Chief Financial Officer and Director

                                     ANNEX I


THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.


       2010 INTREORG SYSTEMS, INC. STOCK OPTION AND AWARD INCENTIVE PLAN:
                             STOCK OPTION AGREEMENT

                           SECTION 1: GRANT OF OPTION

         1.1 Option. On the terms and conditions set forth in the notice of stock option grant to which this agreement (the "Agreement") is attached (the "Notice of Stock Option Grant") and this agreement, the Company grants to the individual named in the Notice of Stock Option Grant (the "Optionee") the option to purchase at the exercise price specified in the Notice of Stock Option Grant (the "Exercise Price") the number of Shares set forth in the Notice of Stock Option Grant. This option is intended to be either an ISO or a Non-Qualified Stock Option, as provided in the Notice of Stock Option Grant.

         1.2 Stock Plan and Defined Terms. This option is granted pursuant to and subject to the terms of the 2010 INTREORG SYSTEMS, INC. STOCK OPTION AND AWARD INCENTIVE PLAN, as in effect on the date specified in the Notice of Stock Option Grant (which date shall be the later of (i) the date on which the Board resolved to grant this option, or (ii) the first day of the Optionee's Service) and as amended from time to time (the "Plan"), a copy of which is attached hereto and which the Optionee acknowledges having received. Capitalized terms not otherwise defined in this Agreement have the definitions ascribed to them in the Plan.

                          SECTION 2: RIGHT TO EXERCISE

         2.1 Exercisability. Subject to Sections 2.2 and 2.3 below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant. Shares purchased by exercising this option may be subject to the Right of Repurchase under Section 7. In addition, all of the remaining unexercised options shall become vested and fully exercisable if (i) a Change in Control occurs before the Optionee's Service terminates, and (ii) the option is not assumed or an equivalent option is not substituted by the successor entity that employs the Optionee immediately after the Change in Control or by its parent or subsidiary.

         2.2 Limitation. If this option is designated as an ISO in the Notice of Stock Option Grant, then to the extent (and only to the extent) the Optionee's right to exercise this option causes this option (in whole or in part) to not be treated as an ISO by reason of the $100,000 annual limitation under Section 422(d) of the Code, such options shall be treated as Non-Qualified Stock Options, but shall be exercisable by their terms. The determination of options to be treated as Non-Qualified Stock Options shall be made by taking options into account in the order in which they are granted. If the terms of this option cause the $100,000 annual limitation under Section 422(d) of the Code to be exceeded, a pro rata portion of each exercise shall be treated as the exercise of a Non-Qualified Stock Option.

         2.3 Stockholder Approval. Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company's stockholders.

                 SECTION 3: NO TRANSFER OR ASSIGNMENT OF OPTION

         Except as provided herein, an Optionee may not assign, sell or transfer the option, in whole or in part, other than by testament or by operation of the laws of descent and distribution. The Administrator, in its sole discretion may permit the transfer of a Non-Qualified Option (but not an ISO) as follows: (i) by gift to a member of the Participant's immediate family, or (ii) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the Settlor (either or both (i) or (ii) referred to as a "Permitted Transferee"). For purposes of this Section 3, "immediate family" shall mean the Optionee's spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships. A transfer permitted under this Section 3 hereof may be made only upon written notice to and approval thereof by Administrator. A Permitted Transferee may not further assign, sell or transfer the transferred option, in whole or in part, other than by testament or by operation of the laws of descent and distribution. A Permitted Transferee shall agree in writing to be bound by the provisions of this Plan, which agreement shall be submitted to and approved by the Administrator before the transfer.

                         SECTION 4: EXERCISE PROCEDURES

         4.1 Notice of Exercise. The Optionee or the Optionee's representative may exercise this option by delivering a written notice in the form of Exhibit A attached hereto ("Notice of Exercise") to the Company in the manner specified pursuant to Section 14.4 hereof. Such Notice of Exercise shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment, which must comply with Section 5. The Notice of Exercise shall be signed by the person who is entitled to exercise this option. In the event that this option is to be exercised by the Optionee's representative, the notice shall be accompanied by proof (satisfactory to the Company) of the representative's right to exercise this option.

         4.2 Issuance of Shares. After receiving a proper Notice of Exercise, the Company shall cause to be issued a certificate or certificates for the Shares as to which this option has been exercised, registered in the name of the person exercising this option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). The Company shall cause such certificate or certificates to be deposited in escrow or delivered to or upon the order of the person exercising this option.

         4.3 Withholding Taxes. In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Shares purchased by exercising this option, and shall provide to the Company his/her/its social security number or employment identification number.

                          SECTION 5: PAYMENT FOR STOCK

         5.1 General Rule. The entire Exercise Price of Shares issued under the Plan shall be payable in full by cash or cashier's check for an amount equal to the aggregate Exercise Price for the number of shares being purchased. Alternatively, in the sole discretion of the Plan Administrator and upon such terms as the Plan Administrator shall approve, the Exercise Price may be paid by:

                  5.1.1 Cashless Exercise. Provided the Company's Common Stock is publicly traded, a copy of instructions to a broker directing such broker to sell the Shares for which this option is exercised, and to remit to the Company the aggregate Exercise Price of such option ("Cashless Exercise");

                  5.1.2 Stock-For-Stock Exercise. Paying all or a portion of the Exercise Price for the number of Shares being purchased by tendering Shares owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised (the "Purchase Price") or the aggregate Purchase Price of the shares with respect to which this option or portion hereof is exercised ("Stock-for-Stock Exercise"); or

                  5.1.3 Attestation Exercise. By a stock for stock exercise by means of attestation whereby the Optionee identifies for delivery specific Shares already owned by Optionee and receives a number of Shares equal to the difference between the Option Shares thereby exercised and the identified attestation Shares ("Attestation Exercise").

         5.2 Withholding Payment. The Exercise Price shall include payment of the amount of all federal, state, local or other income, excise or employment taxes subject to withholding (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of a Stock Option. The Optionee may pay all or a portion of the tax withholding by cash or check payable to the Company, or, at the discretion of the Administrator, upon such terms as the Administrator shall approve, by (i) Cashless Exercise or Attestation Exercise; (ii) Stock-for-Stock Exercise; (iii) in the case of an Option, by paying all or a portion of the tax withholding for the number of shares being purchased by withholding shares from any transfer or payment to the Optionee ("Stock withholding"); or (iv) a combination of one or more of the foregoing payment methods. Any shares issued pursuant to the exercise of an Option and transferred by the Optionee to the Company for the purpose of satisfying any withholding obligation shall not again be available for purposes of the Plan. The fair market value of the number of shares subject to Stock withholding shall not exceed an amount equal to the applicable minimum required tax withholding rates.

         5.3 Promissory Note. The Plan Administrator, in its sole discretion, upon such terms as the Plan Administrator shall approve, may permit all or a portion of the Exercise Price of Shares issued under the Plan to be paid with a full-recourse promissory note. However, in the event there is a stated par value of the shares and applicable law requires, the par value of the shares, if newly issued, shall be paid in cash or cash equivalents. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon, and shall be held in the possession of the Company until the promissory note is repaid in full. Subject to the foregoing, the Plan Administrator (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

         5.4 Exercise/Pledge. In the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, payment may be made all or in part by the delivery (on a form prescribed by the Plan Administrator) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

                         SECTION 6: TERM AND EXPIRATION

         6.1 Basic Term. This option shall expire and shall not be exercisable after the expiration of the earliest of (i) the Expiration Date specified in the Notice of Stock Option Grant, (ii) three months after the date the Optionee's Service with the Company and its Subsidiaries terminates if such termination is for any reason other than death, Disability or Cause, (iii) one year after the date the Optionee's Service with the Company and its Subsidiaries terminates if such termination is a result of death or Disability, and (iv) if the Optionee's Service with the Company and its Subsidiaries terminates for Cause, all outstanding Options granted to such Optionee shall expire as of the commencement of business on the date of such termination. Outstanding Options that are not exercisable at the time of termination of employment for any reason shall expire at the close of business on the date of such termination. The Plan Administrator shall have the sole discretion to determine when this option is to expire. For any purpose under this Agreement, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave to the extent required by applicable law. To the extent applicable law does not require such a leave to be deemed to continue while the Optionee is on a bona fide leave of absence, such leave shall be deemed to continue if, and only if, expressly provided in writing by the Administrator or a duly authorized officer of the Company, Parent or Subsidiary for whom Optionee provides his or her services.

         6.2 Exercise After Death. All or part of this option may be exercised at any time before its expiration under Section 6.1 above by the executors or administrators of the Optionee's estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee's death. When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Share that is subject to the Right of Repurchase (as such term is defined in below) (the "Restricted Stock").

         6.3 Notice Concerning ISO Treatment. If this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent it is exercised (i) more than three months after the date the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code), (ii) more than 12 months after the date the Optionee ceases to be an Employee by reason of such permanent and total disability, or (iii) after the Optionee has been on a leave of absence for more than 90 days, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

                         SECTION 7: RIGHT OF REPURCHASE

         7.1 Option Repurchase Right. Following a termination of the Optionee's Service, the Company shall have the option to repurchase the Optionee's vested and exercisable options at a price equal to the Fair Market Value of the Stock underlying such options, less the Exercise Price (the "Option Repurchase Right").

         7.2 Stock Repurchase Right. Unless they have become vested in accordance with the Notice of Stock Option Grant and Section 7.4 below, the stock acquired under this Agreement initially shall be Restricted Stock and shall be subject to a right (but not an obligation) of repurchase by the Company, which shall be exercisable at a price equal to the Exercise Price paid for the Restricted Stock (the "Stock Repurchase Right"). Vested stock acquired under this Agreement shall be subject to a right (but not an obligation) of repurchase by the Company, which shall be exercisable at a price equal to the Fair Market Value of the vested Stock.

         7.3 Condition Precedent to Exercise. The Option Repurchase Right and Stock Repurchase Rights (collectively, the "Right of Repurchase") shall be exercisable over Restricted Stock only during the 90-day period next following the later of:

                  7.3.1 The date when the Optionee's Service terminates for any reason, with or without Cause, including (without limitation) death or disability; or

                  7.3.2 The date when this option was exercised by the Optionee, the executors or administrators of the Optionee's estate, or any person who has acquired this option directly from the Optionee by bequest, inheritance or beneficiary designation.

         7.4 Lapse of Right of Repurchase. The Right of Repurchase shall lapse with respect to the Shares subject to this option in accordance with the vesting schedule set forth in the Notice of Stock Option Grant. In addition, the Right of Repurchase shall lapse and all of the remaining Restricted Stock shall become vested if (i) a Change in Control occurs before the Optionee's Service terminates, and (ii) the Right of Repurchase is not assigned to the entity that employs the Optionee immediately after the Change in Control or to its parent or subsidiary. The Right of Repurchase shall lapse with respect to (i) Shares that are registered under a then currently effective registration statement under applicable federal securities laws and the issuer is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act or becomes an investment company registered or required to be registered under the Investment Company Act of 1940, or (ii) Shares for which a determination is made by counsel for the Company that such Exercise Price restrictions are not required in the circumstances under applicable federal or state securities laws.

         7.5 Exercise of Right of Repurchase. The Company shall exercise the Right of Repurchase by written notice delivered to the Optionee prior to the expiration of the 90-day period specified in Section 7.3 above. The notice shall set forth the date on which the repurchase is to be effected, which must occur within 31 days of the notice. The certificate(s) representing the Restricted Stock to be repurchased shall, prior to the close of business on the date specified for the repurchase, be delivered to the Company properly endorsed for transfer. The Company shall, concurrently with the receipt of such certificate(s), pay to the Optionee the Purchase Price determined according to this Section 7. Payment shall be made in cash or cash equivalents or by canceling indebtedness to the Company incurred by the Optionee in the purchase of the Restricted Stock. The Right of Repurchase shall terminate with respect to any Restricted Stock for which it has not been timely exercised pursuant to this
Section 7.5.

         7.6 Rights of Repurchase Adjustments. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, an extraordinary dividend payable in a form other than stock, recapitalization, combination or reclassification, or a similar transaction affecting the Company's outstanding securities without receipt of consideration, then (i) any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) distributed with respect to any Restricted Stock (or into which such Restricted Stock thereby become convertible) shall immediately be subject to the Right of Repurchase; and (ii) appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Stock and to the price per share to be paid upon the exercise of the Right of Repurchase; provided, however, that the aggregate Purchase Price payable for the Restricted Stock shall remain the same.

         7.7 Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Restricted Stock to be repurchased in accordance with this Section 7, then after such time the person from whom such Restricted Stock is to be repurchased shall no longer have any rights as a holder of such Restricted Stock (other than the right to receive payment of such consideration in accordance with this Agreement). Such Restricted Stock shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefore have been delivered as required by this Agreement.

         7.8 Escrow. Upon issuance, the certificates for Restricted Stock shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any new, substituted or additional securities or other property described in Section 7.6 above shall immediately be delivered to the Company to be held in escrow, but only to the extent the Shares are at the time Restricted Stock. All regular cash dividends on Restricted Stock (or other securities at the time held in escrow) shall be paid directly to the Optionee and shall not be held in escrow. Restricted Stock, together with any other assets or securities held in escrow hereunder, shall be (i) surrendered to the Company for repurchase and cancellation upon the Company's exercise of its Right of Repurchase or Right of First Refusal or (ii) released to the Optionee upon the Optionee's request to the extent the Shares are no longer Restricted Stock (but not more frequently than once every six months). In any event, all Shares which have vested (and any other vested assets and securities attributable thereto) shall be released within 60 days after the earlier of (i) the Optionee's cessation of Service or (ii) the lapse of the Right of First Refusal.

                        SECTION 8: RIGHT OF FIRST REFUSAL

         8.1 Right of First Refusal. In the event that the Company's stock is not readily tradable on an established securities market and the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, to any person, entity or organization (the "Transferee") the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares (the "Right of First Refusal"). If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written transfer notice ("Transfer Notice") to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal or state securities laws. The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company. The Company's rights under this
Section 8.1 shall be freely assignable, in whole or in part.

         8.2 Additional Shares or Substituted Securities. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) which are by reason of such transaction distributed with respect to any Shares subject to this Section 8 or into which such Shares thereby become convertible shall immediately be subject to this
Section 8. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 8.

         8.3 Termination of Right of First Refusal.  Any other provision of this
Section 8 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by this Section 8.

         8.4 Permitted  Transfers.  This Section 8 shall not apply to a transfer
(i) by gift to a member of the Participant's immediate family or (ii) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the Settlor. For purposes of this Section 8.4, "immediate family" shall mean the Optionee's spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships.

         8.5 Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 8, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefore have been delivered as required by this Agreement.

                         SECTION 9: OBLIGATION TO SELL.

         Notwithstanding anything herein to the contrary, if at any time following Optionee's acquisition of Shares hereunder, stockholders of the Company owning 51% or more of the shares of the Company (on a fully diluted basis) (the "Control Sellers") enter into an agreement (including any agreement in principal) to transfer all of their shares to any person or group of persons who are not affiliated with the Control Sellers, such Control Sellers may require each stockholder who is not a Control Seller (a "Non-Control Seller") to sell all of their shares to such person or group of persons at a price and on terms and conditions the same as those on which such Control Sellers have agreed to sell their shares, other than terms and conditions relating to the performance or non-performance of services. For the purposes of the preceding sentence, an affiliate of a Control Seller is a person who controls, which is controlled by, or which is under common control with, the Control Seller.

                       SECTION 10: STOCKHOLDERS AGREEMENT

         As a condition to the transfer of Stock pursuant to this Stock Option Agreement, the Administrator, in its sole and absolute discretion, may require the Participant to execute and become a party to any agreement by and among the Company and any of its stockholders which exists on or after the Date of Grant (the "Stockholders Agreement"). If the Participant becomes a party to a Stockholders Agreement, in addition to the terms of the Plan and this Stock Option Agreement, the terms and conditions of Stockholders Agreement shall govern Participant's rights in and to the Stock; and if there is any conflict between the provisions of the Stockholders Agreement and the Plan or any conflict between the provisions of the Stockholders Agreement and this Stock Option Agreement, the provisions of the Stockholders Agreement shall be controlling. Notwithstanding anything to the contrary in this Section 10, if the Stockholders Agreement contains any provisions which would violate Texas corporate law if applied to the Participant, the terms of the Plan and this Stock Option Agreement shall govern the Participant's rights with respect to such provisions.

                    SECTION 11: LEGALITY OF INITIAL ISSUANCE

         No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

         11.1 It and the Optionee have taken any actions required to register the Shares, provided the Stock is publicly traded, under the Securities Act of 1933, as amended (the "Securities Act"), or to perfect an exemption from the registration requirements thereof;

         11.2 Any applicable listing requirement of any stock exchange on which Stock is listed has been satisfied; and

         11.3 Any other applicable provision of state or federal law has been satisfied.

                       SECTION 12: NO REGISTRATION RIGHTS

         The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

                      SECTION 13: RESTRICTIONS ON TRANSFER

         13.1 Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company, at its discretion, may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

         13.2 Market Stand-Off. In the event of an underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Act, including the Company's initial public offering (a "Public Offering"), the Optionee shall not transfer for value any shares of Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "Market

Stand-Off"). The Market Stand-off shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period.

         13.3 Investment Intent at Grant. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

         13.4 Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

         13.5 Legends. All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

"THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

         13.6 Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement no longer is required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

         13.7 Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 13 shall be conclusive and binding on the Optionee and all other persons.

                      SECTION 14: MISCELLANEOUS PROVISIONS

         14.1 Rights as a Stockholder. Neither the Optionee nor the Optionee's representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee's representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to Section 4 and Section 5 hereof.

         14.2 Adjustments. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then (i) the number of shares subject to this option and (ii) the Exercise Price of this option, in effect prior to such change, shall be proportionately adjusted to reflect any increase or decrease in the number of issued shares of Stock; provided, however, that any fractional shares resulting from the adjustment shall be eliminated.

         14.3 No Retention Rights. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without Cause.

         14.4 Notice. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed the Optionee at the address set forth in the records of the Company. Notice shall be addressed to the Company at:

INTREORG SYSTEMS, INC.
501 TROPHY LAKE DRIVE
SUITE 314, PMB 106
TROPHY CLUB, TEXAS 76262

         14.5 Entire Agreement. The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

         14.6 Choice of Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO ITS CHOICE OF LAWS PROVISIONS, AS TEXAS LAWS ARE APPLIED TO CONTRACTS ENTERED INTO AND PERFORMED IN SUCH STATE.

         14.7 Attorneys' Fees. In the event that any action, suit or proceeding is instituted upon any breach of this Agreement, the prevailing party shall be paid by the other party thereto an amount equal to all of the prevailing party's costs and expenses, including attorneys' fees incurred in each and every such action, suit or proceeding (including any and all appeals or petitions therefrom). As used in this Agreement, "attorneys' fees" shall mean the full and actual cost of any legal services actually performed in connection with the matter involved calculated on the basis of the usual fee charged by the attorney performing such services and shall not be limited to "reasonable attorneys' fees" as defined in any statute or rule of court.

                                    EXHIBIT A
                                       TO
       2010 INTREORG SYSTEMS, INC. STOCK OPTION AND AWARD INCENTIVE PLAN:
                             STOCK OPTION AGREEMENT
                                     ANNEX I


                               NOTICE OF EXERCISE

                 (To be signed only upon exercise of the Option)

INTREORG SYSTEMS, INC.
501 TROPHY LAKE DRIVE
SUITE 314, PMB 106
TROPHY CLUB, TEXAS 76262

The undersigned, the holder of the enclosed Stock Option Agreement, hereby irrevocably elects to exercise the purchase rights represented by the Option and to purchase thereunder __________* shares of Common Stock of INTREORG SYSTEMS, INC. (the "Company"), and herewith encloses payment of $_______ and/or _________ shares of the Company's common stock in full payment of the purchase price of such shares being purchased.


Dated:

------------------------------

NOTICE: YOUR STOCK MAY BE SUBJECT TO RESTRICTIONS AND FORFEITABLE UNDER THE NOTICE OF STOCK OPTION GRANT AND STOCK OPTION AGREEMENT

(Signature must conform in all respects to name of holder as specified on the face of the Option)



--------------------------------------------------------------

--------------------------------------------------------------
(Please Print Name)


--------------------------------------------------------------

--------------------------------------------------------------
(Address)


* Insert here the number of shares called for on the face of the Option, or, in the case of a partial exercise, the number of shares being exercised, in either case without making any adjustment for additional Common Stock of the Company, other securities or property that, pursuant to the adjustment provisions of the Option, may be deliverable upon exercise.

                      FORM OF RESOLUTIONS FOR OPTION GRANTS


                RESOLUTIONS ADOPTED BY UNANIMOUS WRITTEN CONSENT
                          OF THE BOARD OF DIRECTORS OF
                             INTREORG SYSTEMS, INC.

As of ______________, 2010

The undersigned directors, constituting the entire board of directors (the "Board") of INTREORG SYSTEMS, INC., a Texas corporation (the "Company"), hereby take the following actions, adopt the following resolutions, and transact the following business, by written consent without a meeting, as of the date above written, pursuant to the applicable corporate laws of the State of Texas and the Company's Bylaws.

WHEREAS,  the Company previously  adopted the 2010 INTREORG SYSTEMS,  INC. STOCK
OPTION  AND  AWARD   INCENTIVE   PLAN  (the  "Plan"),   and  has  delegated  the
responsibility to administer the Plan to the Board;

WHEREAS, Two Million (2,000,000) shares of Common Stock of the Company were originally reserved for issuance under the Plan;

WHEREAS, as of the date hereof, ___ Million (__,000,000) shares remain available for issuance under the Plan; and

WHEREAS, the Board has determined that it is in the best interests of this Company and its stockholders to provide, under the Plan, equity incentives to those employees, directors and/or consultants of the Company identified below.

NOW, THEREFORE, BE IT RESOLVED, that the persons listed on the Exhibit A, which is attached hereto and incorporated herein by reference, which exhibit was reviewed by the Board and shall be included with this Consent, are hereby granted, as of the date hereof, an option (the "Option") to purchase the number of shares with the vesting schedule and exercise price as set forth in Exhibit A;

RESOLVED FURTHER, that each of the Options shall be either a Non-Qualified Stock Option or an ISO (as such terms are defined in the Plan) as specified in Exhibit A;

RESOLVED FURTHER, that the Options shall be evidenced by stock option agreements and be subject to the restrictions (including transfer and/or repurchase rights), if any, set forth in such stock option agreements;

RESOLVED FURTHER, that the Options shall be granted pursuant to the exemptions provided under Section 701 of the Securities Act Rules and Texas Securities Laws;

RESOLVED FURTHER, that there is hereby reserved and set aside under the Plan the number of shares adequate to cover the shares underlying the Options granted herein; and

RESOLVED FURTHER, that the officers of this Company, and each of them, be, and they hereby are, authorized, directed and empowered for and on behalf of the Company to do or cause to be done all such acts and things and to sign, deliver and/or file all such documents and notices as any of such officers may deem necessary or advisable in order to carry out and perform the foregoing resolutions and the intention thereof.

The Secretary of the Corporation is directed to file the original executed copy of this Consent with the minutes of proceedings of the Board.

IN WITNESS WHEREOF, each of the undersigned has executed this consent as of the date first written above.

DIRECTORS:


--------------------------------------   ---------------------------------------
Russell K. Boyd                          Malcolm C. Davenport, V


--------------------------------------
Redgie T. Green

                                    EXHIBIT A
                                       TO
                      FORM OF RESOLUTIONS FOR OPTION GRANTS



                         Stock Option Grant Information

-------------- --------------- ------------ ----------------- -----------------
Name           No. Shares      ISO or NQSO  Exercise Price*   Vesting Schedule
-------------- --------------- ------------ ----------------- -----------------

-------------- --------------- ------------ ----------------- -----------------

-------------- --------------- ------------ ----------------- -----------------

-------------- --------------- ------------ ----------------- -----------------

-------------- --------------- ------------ ----------------- -----------------

-------------- --------------- ------------ ----------------- -----------------

-------------- --------------- ------------ ----------------- -----------------

-------------- --------------- ------------ ----------------- -----------------

-------------- --------------- ------------ ----------------- -----------------

-------------- --------------- ------------ ----------------- -----------------


* In the case of an ISO, the per share exercise price must be at least 100% of the Fair Market Value (as such term is defined in the Plan) of the underlying share as of the date of grant. In the case of a NQSO, the per share exercise price must be at least 85% of the Fair Market Value of the underlying share as of the date of grant.

                            STOCK PURCHASE AGREEMENT

                           STOCK PURCHASE CERTIFICATE

THIS IS TO CERTIFY that INTREORG SYSTEMS, INC., a Texas corporation (the "Company"), has offered you (the "Purchaser") the right to purchase Common Stock (the "Stock" or "Shares") of the Company under its 2010 INTREORG SYSTEMS, INC. STOCK OPTION AND AWARD INCENTIVE PLAN (the "Plan"), as follows:

--------------------------------------------- ----------------------------------
Name of Purchaser:
--------------------------------------------- ----------------------------------
Address of Purchaser:
--------------------------------------------- ----------------------------------

--------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------
Number of Shares:
--------------------------------------------- ----------------------------------
Purchase Price:                               $
--------------------------------------------- ----------------------------------
Offer Grant Date:
--------------------------------------------- ----------------------------------
Offer Expiration Date:                        15 days after the Offer Grant Date
--------------------------------------------- ----------------------------------
Vesting Commencement Date:
--------------------------------------------- ----------------------------------
Vesting Schedule:
--------------------------------------------- ----------------------------------

--------------------------------------------- ----------------------------------


By your signature and the signature of the Company's representative below, you and the Company agree to be bound by all of the terms and conditions of the Stock Purchase Agreement, which is attached hereto as Annex I and the Plan (both incorporated herein by this reference as if set forth in full in this document). By executing this Agreement, Purchaser hereby irrevocably elects to exercise the purchase rights granted pursuant to the Stock Purchase Agreement and to purchase ________ shares of Stock of INTREORG SYSTEMS, INC., and herewith encloses payment of $ ____________ in payment of the purchase price of the shares being purchased.

PURCHASER:                                INTREORG SYSTEMS, INC.

By:_________________________________      By:______________________
                                          Russell K. Boyd
Print Name:_________________________      Its: Chief Executive Officer
                                          President and Chief Financial Officer

                                     ANNEX I
                                       to
                            STOCK PURCHASE AGREEMENT


THE STOCK GRANTED PURSUANT TO THIS AGREEMENT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.


       2010 INTREORG SYSTEMS, INC. STOCK OPTION AND AWARD INCENTIVE PLAN:
                            STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this "Agreement") is made and entered into on the execution date of the Stock Purchase Certificate to which it is attached (the "Certificate"), by and between INTREORG SYSTEMS, INC., a Texas corporation (the "Company"), and the Director, Employee or Consultant ("Purchaser") named in the Certificate.

Pursuant to the 2010 INTREORG SYSTEMS, INC. STOCK OPTION AND AWARD INCENTIVE PLAN (the "Plan"), the Administrator of the Plan has authorized the grant to Purchaser of the right to purchase shares of the Company's Common Stock, upon the terms and subject to the conditions set forth in this Agreement and in the Plan. Capitalized terms not otherwise defied herein shall have the meanings ascribed to them in the Plan.

                              SECTION 1: THE OFFER.

         1.1 Offer of the Stock. The Company hereby offers to sell to purchaser the number of shares of stock set forth in the certificate at the price and subject to the restrictions set forth in this Agreement (the shares of stock which you purchase under this agreement are referred to as the "Stock" or "Shares").

         1.2 Purchase Price. The Purchase Price for the Stock is set forth in the Certificate.

         1.3 Payment For The Stock. Purchaser may pay for the stock by delivering to the company the purchase price in the form of either (i) cash or cashier's check or (ii) your promissory note, in the form of the Promissory Note attached to this agreement as Exhibit A. If Purchaser pays for the stock by delivery of the Promissory Note, Purchaser must also deliver to the company at the same time one executed copy of both the Security Agreement attached as Exhibit B and the Stock Assignment attached as Exhibit C.

         1.4 Expiration of Offer. This offer expires at 5:00 o'clock p.m. on the date set forth in the certificate.

                       SECTION 2: ACCEPTANCE OF THE OFFER.

There is no obligation to exercise the rights granted to you under this Agreement, in whole or in part. Purchaser may purchase fewer shares than the number offered to Purchaser in this Agreement. If Purchaser decides to accept the offer and purchase any shares offered, Purchaser must do the following:

         2.1 Complete Documents. Complete, sign and date one copy of the Certificate, and, if Purchaser is paying by delivery of a promissory note, one copy each of the attached Promissory Note, Security Agreement and Stock Assignment;

         2.2 Spousal Consent. If Purchaser is married, Purchaser must have his or her spouse sign and date one copy of the attached Spousal Consent; and

         2.3 Deliver to Company. Deliver to the Company on or before the time the offer expires, the signed copy of this Agreement, the Spousal Consent, and payment for the Stock, in cash, by cashier's check or by the Promissory Note. If Purchaser is paying for the stock by the Promissory Note, Purchaser must also deliver to the Company the executed original Promissory Note, Security Agreement and Stock Assignment.

Purchaser should retain a copy of all of the signed documents for his or her files, and if Purchaser does so, Purchaser should mark the retained copy of the Promissory Note "COPY." THE SIGNED PROMISSORY NOTE IS A NEGOTIABLE INSTRUMENT AND IS ENFORCEABLE AGAINST PURCHASER BY ANY HOLDER OF THE PROMISSORY NOTE, AND ANY ADDITIONAL SIGNED COPIES WHICH ARE NOT MARKED "COPY" MAY ALSO BE NEGOTIABLE INSTRUMENTS WHICH ARE ENFORCEABLE AGAINST PURCHASER BY THEIR HOLDER.

                      SECTION 3: RESTRICTIONS ON THE STOCK.

         3.1 Restrictions on Transfer of Shares. Purchaser shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, or otherwise dispose or transfer for value (each a "Transfer") or otherwise agree to engage in any of the foregoing transactions with respect to any shares of Stock. The Company shall not be required to register any such Transfer and the Company may instruct its transfer agent not to register any such Transfer, unless and until all of the following events shall have occurred:

                  3.1.1 The Company has declined to exercise the right of first refusal provided for in Section 5 hereof;

                  3.1.2 The Shares are Transferred pursuant to and in conformity with: (i) (x) an effective registration statement filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act") or (y) an exemption from registration under the Act; and (ii) the securities laws of any state of the United States; and

                  3.1.3 Purchaser has, prior to the Transfer of such Shares, and if requested by the Company, provided all relevant information to the Company's counsel so that upon the Company's request, the Company's counsel is able to deliver, and actually prepares and delivers to the Company a written opinion that the proposed Transfer is: (i) (x) pursuant to a registration statement which has been filed with the Commission and is then effective or (y) exempt from registration under the Act as then in effect, and the Rules and Regulations of the Commission thereunder; and (ii) is either qualified or registered under any applicable state securities laws, or exempt from such qualification or registration. The Company shall bear all reasonable costs of preparing such opinion.

         3.2 Additional Restrictions on Transfer of Non-Vested Shares. Purchaser agrees, for himself or herself and for his or her heirs, successors and assigns, that Purchaser shall have no right or power under any circumstance to Transfer any interest in shares of the Stock which are "Non-Vested Shares," as determined by the schedule set forth in the Certificate, except to the Company. As used in this Agreement, "Vested Shares" means all shares of the Stock which Purchaser has the right to Transfer at a specified point in time and "Non-Vested Shares" means all shares of the Stock which Purchaser does not have the right to Transfer at a specified point in time. The Certificate sets forth the vesting schedule.

         3.3 Company's Repurchase Right.

                  3.3.1 Scope of Repurchase Right. Unless they have become vested, the Shares acquired under this Agreement initially shall be "Restricted Stock" and shall be subject to a right (but not an obligation) of repurchase by the Company (the "Repurchase Right"). The Purchaser shall not transfer, assign, encumber or otherwise dispose of any Restricted Stock, except as provided in the following sentence. The Purchaser may transfer Restricted Stock:

                           3.3.1.1 By testament or  intestate  succession  or by
                  transfer by instrument to a trust providing that the Restricted Stock is to be passed to one or more beneficiaries upon death of the Settlor; or

                           3.3.1.2 To the  Purchaser's  "immediate  family,"  as
                  that term is defined in the Plan (together, "Transferee").

                           Provided, however, in either case the Transferee must
                  agree in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Purchaser transfers any Restricted Stock, then this Section 3 will apply to the Transferee to the same extent as to the Purchaser.

                  3.3.2 Exercise Period. The Repurchase Right shall be exercisable only during the 90-day period following the later of the date when the Purchaser's service as an Employee, outside Director or Consultant ("Service") terminates for any reason, with or without cause, including (without limitation) death or disability.

                  3.3.3 Non Applicability and Lapse of Repurchase Right. The Repurchase Right shall lapse with respect to the Shares in accordance with the vesting schedule set forth in the Certificate. In addition, the Repurchase Right shall lapse and all of such Stock shall become vested if (i) a Change in Control occurs before the Purchaser's Service terminates and (ii) the options are not assumed by, or Repurchase Right is not assigned to, the entity that employs the Participant immediately after the Change in Control or to its parent or subsidiary.

                  The Repurchase Right shall not exist with respect to shares of Stock that have been registered under a then currently effective registration statement under applicable federal securities laws and the issuer is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act or becomes an investment company registered or required to be registered under the Investment Company Act of 1940, or
         (ii) a determination is made by counsel for the Company that such Exercise Price restrictions are not required in the circumstances under applicable federal or state securities laws.

                  3.3.4 Repurchase Price. Following a termination of the Participant's Service, which does not result from the Company's termination of Service for Cause, the Repurchase Right shall be exercisable at a price equal to (i) the Fair Market Value of vested Stock and (ii) the Purchase Price of unvested Stock. Following the termination of the Participant's Service for Cause, the Repurchase Right shall be exercisable as to both vested and unvested Shares at a price equal to the Purchase Price as set forth in the Certificate.

                  3.3.5 Rights of Repurchase Adjustments. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, an extraordinary dividend payable in a form other than stock, recapitalization, combination or reclassification, or a similar transaction affecting the Company's outstanding securities without receipt of consideration, then (i) any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) distributed with respect to any Restricted Stock (or into which such Restricted Stock thereby become convertible) shall immediately be subject to the Right of Repurchase; and (ii) appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Stock and to the price per share to be paid upon the exercise of the Right of Repurchase; provided, however, that the aggregate Purchase Price payable for the Restricted Stock shall remain the same.

                  3.3.6 Escrow. Upon issuance, the certificates for Restricted Stock shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any new, substituted or additional securities or other property described in Section 3.3.5 above shall immediately be delivered to the Company to be held in escrow, but only to the extent the Shares are at the time Restricted Stock. All regular cash dividends on Restricted Stock (or other securities at the time held in escrow) shall be paid directly to the Purchaser and shall not be held in escrow. Restricted Stock, together with any other assets or securities held in escrow hereunder, shall be
         (i) surrendered to the Company for repurchase and cancellation upon the Company's exercise of its Right of Repurchase or Right of First Refusal or (ii) released to the Purchaser upon the Purchaser's request to the extent the Shares are no longer Restricted Stock (but not more frequently than once every six months). In any event, all Shares which have vested (and any other vested assets and securities attributable thereto) shall be released within 60 days after the earlier of (i) the Purchaser's cessation of Service or (ii) the lapse of the Right of First Refusal.

         3.4 Retention of Non-Vested Shares. Purchaser shall immediately deliver to the Company each certificate representing Non-Vested Shares issued to Purchaser hereunder, or deemed to be issued to Purchaser hereunder, together with the collateral instruments of transfer executed in blank, to be held by the Company until such time as all shares represented by that certificate are Vested Shares and any indebtedness with respect to those shares has been paid in full; provided, however, that if the Company holds a certificate representing Vested

Shares and Non-Vested Shares, and any indebtedness with respect to the Vested Shares has been paid in full, upon Purchaser's request the Company will cause a certificate representing the Vested Shares to be delivered to Purchaser, but the Company will retain any certificate representing the Non-Vested Shares.

         3.5 Non-Complying Transfers. Every attempted Transfer of any shares of the Stock in violation of this Section 3 shall be null and void ab initio, and of no force or effect.

                    SECTION 4: LEGENDS ON STOCK CERTIFICATES.

Purchaser agrees that the Company may place on each certificate representing Shares the following legend:

"THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE ISSUER AND THE REGISTERED HOLDER OF THIS CERTIFICATE, WHICH AGREEMENT PROVIDES, AMONG OTHER THINGS, THAT THE ISSUER HAS A RIGHT TO REPURCHASE THE SECURITIES EVIDENCED BY THIS CERTIFICATE. A COPY OF THAT AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE ISSUER."

                       SECTION 5: RIGHT OF FIRST REFUSAL.

         5.1 Right of First Refusal. In the event that the Stock is not readily tradable on an established securities market and the Purchaser proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, to any person, entity or organization (the "Transferee") the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares (the "Right of First Refusal"). If the Purchaser desires to transfer Shares acquired under this Agreement, the Purchaser shall give a written transfer notice ("Transfer Notice") to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal or state securities laws. The Transfer Notice shall be signed both by the Purchaser and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company. The Company's rights under this
Section 5 shall be freely assignable, in whole or in part.

         5.2 Additional Shares or Substituted Securities. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) which are by reason of such transaction distributed with respect to any Shares subject to this Section 5 or into which such Shares thereby become convertible shall immediately be subject to this
Section 5. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 5.

         5.3 Termination of Right of First Refusal.  Any other provision of this
Section 5 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Purchaser desires to transfer Shares, the

Company shall have no Right of First Refusal, and the Purchaser shall have no obligation to comply with the procedures prescribed by this Section 5.

         5.4 Permitted  Transfers.  This Section 5 shall not apply to a transfer
(i) by gift to a member of the Participant's immediate family or (ii) by transfer by instrument to a trust providing that the Shares is to be passed to beneficiaries upon death of the Settlor. For purposes of this Section 5.4, "immediate family" shall mean the Purchaser's spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships.

         5.5 Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 5, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

                         SECTION 6: OBLIGATION TO SELL.

Notwithstanding anything herein to the contrary, if at any time following Purchaser's acquisition of Shares hereunder, stockholders of the Company owning 51% or more of the shares of the Company (on a fully diluted basis) (the "Control Sellers") enter into an agreement (including any agreement in principal) to transfer all of their shares to any person or group of persons who are not affiliated with the Control Sellers, such Control Sellers may require each stockholder who is not a Control Seller (a "Non-Control Seller") to sell all of their shares to such person or group of persons at a price and on terms and conditions the same as those on which such Control Sellers have agreed to sell their shares, other than terms and conditions relating to the performance or non-performance of services. For the purposes of the preceding sentence, an affiliate of a Control Seller is a person who controls, which is controlled by, or which is under common control with, the Control Seller.

                       SECTION 7: STOCKHOLDERS AGREEMENT.

As a condition to the transfer of Stock pursuant to this Stock Purchase Agreement, the Administrator, in its sole and absolute discretion, may require the Participant to execute and become a party to any agreement by and among the Company and any of its stockholders which exists on or after the Date of Grant (the "Stockholders Agreement"). If the Participant becomes a party to a Stockholders Agreement, in addition to the terms of the Plan and this Stock Purchase Agreement, the terms and conditions of Stockholders Agreement shall govern Participant's rights in and to the Stock; and if there is any conflict between the provisions of the Stockholders Agreement and the Plan or any conflict between the provisions of the Stockholders Agreement and this Stock Purchase Agreement, the provisions of the Stockholders Agreement shall be controlling. Notwithstanding anything to the contrary in this Section 7, if the Stockholders Agreement contains any provisions which would violate Texas law if applied to the Participant, the terms of the Plan and this Stock Purchase Agreement shall govern the Participant's rights with respect to such provisions.

                 SECTION 8: WAIVER OF RIGHTS TO PURCHASE STOCK.

By signing this Agreement, Purchaser acknowledges and agrees that neither the Company nor any other person or entity is under any obligation to sell or transfer to Purchaser any option or equity security of the Company, other than the shares of Stock subject to this Agreement and any other right or option to purchase Stock which was previously granted in writing to Purchaser by the Board (or a committee thereof). By signing this Agreement, except as provided in the immediately preceding sentence, Purchaser specifically waives all rights he or she may have had prior to the date of this Agreement to receive any option or equity security of the Company.

                          SECTION 9: INVESTMENT INTENT.

Purchaser represents and agrees that if he or she purchases the Stock in whole or in part and if at the time of such purchase the Stock has not been registered under the Act, that he or she will acquire the Stock upon such purchase for the purpose of investment and not with a view to the distribution of such Stock and upon each purchase, he or she will furnish to the Company a written statement to such effect.

                         SECTION 10: GENERAL PROVISIONS.

         10.1 Further Assurances. Purchaser shall promptly take all actions and execute all documents requested by the Company which the Company deems to be reasonably necessary to effectuate the terms and intent of this Agreement. Any sale or transfer of the Stock to Purchaser by the Company shall be made free of any and all claims, encumbrances, liens and restrictions of every kind, other than those imposed by this Agreement.

         10.2 Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be given to the parties hereto as follows:

                  10.2.1 If to the Company, to:

                        INTREORG SYSTEMS, INC.
                        501 TROPHY LAKE DRIVE
                        SUITE 314, PMB 106
                        TROPHY CLUB, TEXAS 76262

                  10.2.2 If to Purchaser, to the address set forth in the records of the Company.

                  10.2.3 Any such notice request, demand or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mail by first-class certified mail, return receipt requested, postage pre-paid, addressed as aforesaid, or
         (ii) if given by any other means, when delivered at the address specified in this Section 10.2.

         10.3 Transfer of Rights under this Agreement. The Company may at any time transfer and assign its rights and delegate its obligations under this Agreement to any other person, Company, firm or entity, including its officers, Directors and stockholders, with or without consideration.

         10.4 Purchase Rights Non Transferable. Purchaser may not sell, transfer, assign or otherwise dispose of any rights hereunder except by testament or the laws of descent and distribution and the rights hereunder may be exercised during the lifetime of Purchaser only by the Purchaser or by his or her guardian or legal representative.

         10.5 Market Stand-Off. In the event of an underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Act, including the Company's initial public offering (a "Public Offering"), Purchaser shall not transfer for value any shares of Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "Market Stand-Off"). The Market Stand-Off shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period.

         10.6 Adjustment. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, an extraordinary dividend payable in a form other than stock, recapitalization, combination or reclassification, or a similar transaction affecting the Company's outstanding securities without receipt of consideration, then (i) any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) distributed with respect to any Restricted Stock (or into which such Restricted Stock thereby become convertible) shall immediately be subject to the Repurchase Right; and (ii) appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Stock and to the price per share to be paid upon the exercise of the Repurchase Right; provided, however, that the aggregate purchase price payable for the Restricted Stock shall remain the same.

         10.7 Successors and Assigns. Except to the extent this Agreement is specifically limited by the terms and provisions of this Agreement, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successor, assigns, heirs and personal representatives.

         10.8 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS, AS TEXAS LAWS ARE APPLIED TO CONTRACTS ENTERED INTO AND PERFORMED IN SUCH STATE.

         10.9 Severability. Should any paragraph or any part of a paragraph within this Stock Purchase Agreement be rendered void, invalid or unenforceable by any court of law for any reason, such invalidity or unenforceability shall not void or render invalid or unenforceable any other paragraph or part of a paragraph in this Stock Purchase Agreement.

         10.10 Attorneys' Fees. In the event that any action, suit or proceeding is instituted upon any breach of this Agreement, the prevailing party shall be paid by the other party thereto an amount equal to all of the prevailing party's costs and expenses, including attorneys' fees incurred in each and every such action, suit or proceeding (including any and all appeals or petitions therefrom). As used in this Agreement, "attorneys' fees" shall mean the full and actual cost of any legal services actually performed in connection with the matter involved calculated on the basis of the usual fee charged by the attorney performing such services and shall not be limited to "reasonable attorneys' fees" as defined in any statute or rule of court.

         10.11 The Plan. This Agreement is made pursuant to the Plan, and it is intended, and shall be interpreted in a manner, to comply herewith. Any provision of this Agreement inconsistent with the Plan shall be superseded and governed by the Plan.

         10.12 Miscellaneous. Title and captions contained in this Agreement are inserted for convenience and reference only and do not constitute a part of this Agreement for any purpose.

                                 SPOUSAL CONSENT

The undersigned spouse of __________________________  does hereby consent to the
execution  of  the  foregoing  Agreement  by   _____________________,   and  the
performance by him (or her) of his (or her) obligations thereunder.

Dated:_______________


                                    --------------------------------------------
                                    Signature

                                    EXHIBIT A
                                       to
                                     ANNEX I
                                       of
                            STOCK PURCHASE AGREEMENT

                                 PROMISSORY NOTE


$                                       Date:
------------------------------------    ----------------------------------------

FOR VALUE RECEIVED, the undersigned promises to pay to INTREORG SYSTEMS, INC., a Texas corporation, 501 TROPHY LAKE DRIVE, SUITE 314, PMB 106, TROPHY CLUB, TEXAS 76262 (the "Company"), the principal sum of $_______________ with interest from the date hereof on the unpaid principal balance at the rate of _______% per annum, compounded annually. Accrued but unpaid interest under this Note shall be due and payable annually on the date immediately preceding the anniversary of this Note, at the rate of ____% per annum, and the unpaid principal balance and any remaining accrued but unpaid interest shall be due and payable on _______________, _____.

All sums paid hereunder shall be paid in lawful money of the United States of America at the principal executive offices of the Company or at such other place as the holder of this Note shall have designated to the undersigned in writing. The principal amount of this Note may be paid in whole or in part (in either case with any interest accrued through the date of payment) at any time or from time to time, prior to maturity, without penalty or charge for prepayment. All sums paid hereunder shall be applied first to any unpaid interest and then to the principal amount then outstanding.

If service of the undersigned with the Company is terminated for any reason, with or without cause, the holder of this Note shall be entitled at its option to demand payment of the full principal amount of this Note then unpaid, together with all interest accrued thereon to the date of payment, by delivery to the undersigned of written demand. Not later than 30 days after delivery of such demand the undersigned shall pay the principal amount together with all accrued interest.

The undersigned shall pay to the holder of this Note reasonable attorneys' fees and all costs and other expenses (including, without limitation, fees, costs and expenses of litigation) incurred by the holder in enforcing this Note. This Note is secured by a Security Agreement of even date herewith between the Company and the undersigned. The holder of this Note is entitled to the benefits of the Security Agreement and may enforce the agreements of the undersigned contained therein and exercise the remedies provided for thereby or otherwise available with respect to this Note.


Borrower:


Print name and Address:

                                    EXHIBIT B
                                       to
                                     ANNEX I
                                       of
                            STOCK PURCHASE AGREEMENT

                               SECURITY AGREEMENT


THIS SECURITY AGREEMENT (the "Security Agreement") is made and entered into as of the ___ day of ______________, ____, between INTREORG SYSTEMS, INC., a Texas corporation ("Lender") and ___________________ ("Debtor").

WHEREAS, Debtor has concurrently herewith purchased from Lender _____ shares of Lender's Stock (the "Stock") pursuant to that certain Stock Purchase Agreement, dated ________________, ____, between Lender and Debtor (the "Purchase Agreement") and has made payment therefor by delivery of Debtor's promissory note of even date herewith (the "Note"); and

WHEREAS, Debtor and Lender desire to have Debtor grant to Lender a security interest in the collateral described below as security for Debtor's performance of the terms and conditions of the Purchase Agreement, the Note and this Security Agreement.

NOW, THEREFORE, on the basis of the above facts and in consideration of the mutual covenants and agreements set forth below, Lender and Debtor agree as follows:

                     SECTION 1: GRANT OF SECURITY INTEREST.

As security for Debtor's full and faithful performance of each and all of its obligations and liabilities under the Note, and any and all modifications, extensions or renewals thereof, the Purchase Agreement and this Security
Agreement, Debtor hereby grants and assigns to Lender a continuing security interest in and to the Stock, and all stock dividends, cash dividends, liquidating dividends, new securities and all other property, moneys and rights to which Debtor may become entitled on account thereof (the "Collateral").

                   SECTION 2: PERFECTION OF SECURITY INTEREST.

To perfect Lender's security interest in and lien on the Collateral, Debtor shall, upon the execution of this Agreement, immediately deliver to Lender, together with collateral instruments of transfer executed in blank, all certificates representing the Stock to be held by Lender until released pursuant to Section 6 hereof.

                               SECTION 3: DEFAULT.

At the sole and exclusive option of Lender, upon an Event of Default (as defined in Section 3.2 below) Lender may exercise any or all of the rights and remedies of a secured party under the Texas Uniform Commercial Code, as amended from time to time. All rights and remedies of Lender shall be cumulative and may be exercised successively or concurrently and without impairment of Lender's interest in the Collateral.

As used herein, an Event of Default ("Event of Default") shall mean any of the following:

The failure of Debtor to perform any of its obligations under the Purchase Agreement, the Note or this Security Agreement; or

The occurrence of one or more of the following: (i) Debtor becoming the subject of any case or action or order for relief under the Bankruptcy Reform Act of 1978; (ii) the filing by Debtor of a petition or answer to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debts, dissolution or liquidation law or statute, or the filing of any answer admitting the material allegations of a petition filed against Debtor in any proceeding under any such law or the taking of any action by Debtor for the purpose of effecting the foregoing; the appointment of a trustee, receiver or custodian of Debtor or any of Debtor's material assets or properties; (iii) Debtor making an assignment for the benefit of creditors; or (iv) the occurrence of any other act by Debtor or Debtor's creditors which Lender reasonably determines may jeopardize Debtor's ability to pay the Note or perform Debtor's obligations under the Purchase Agreement or this Security Agreement.

              SECTION 4: WARRANTIES AND REPRESENTATIONS OF DEBTOR.

Debtor hereby represents and warrants that the Collateral is free and clear of any security interest, lien, restriction or encumbrance and that he has the full right and power to transfer the Collateral to Lender free and clear thereof and to enter into and carry out the Purchase Agreement, the Note and this Security Agreement.

                          SECTION 5: POWER OF ATTORNEY.

Debtor hereby appoints Lender's Secretary as his true and lawful attorney-in-fact to transfer the Collateral or cause it to be transferred on Lender's books whenever Lender determines in its sole and absolute discretion that such transfer is necessary or advisable to protect its rights or interests under this Security Agreement.

                      SECTION 6: RELEASE OF THE COLLATERAL.

Within five days following receipt by Lender of the unpaid principal amount of the Note from Debtor, Lender shall release from its security interest hereunder and deliver or cause to be delivered to Debtor the Stock.

                               SECTION 7: WAIVERS.

No waiver by Lender of any breach or default by Debtor under the Purchase Agreement, the Note or this Security Agreement shall be deemed a waiver of any breach or default thereafter occurring, and the taking of any action by Lender shall not be deemed an election of that action in exclusion of any other action. The rights, privileges, remedies and options granted to Lender under this Security Agreement or under any applicable law shall be deemed cumulative and may be exercised successively or concurrently.

                         SECTION 8: GENERAL PROVISIONS.

         8.1 Notices. All notices, requests, demands or other communications under this Security Agreement shall be in writing and shall be given to parties hereto as follows: If to the Company, to:

INTREORG SYSTEMS, INC.
501 TROPHY LAKE DRIVE
SUITE 314, PMB 106
TROPHY CLUB, TEXAS 76262

If to Debtor, to the address set forth in the records of the Company, or such other address as may be furnished by either such party in writing to the other party hereto.

Any such notice, request, demand or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mail by first-class certified mail, return receipt requested, postage prepaid, addressed as aforesaid, or (ii) if given by any other means, when delivered at the address specified in this Paragraph 8.

         8.2 Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and personal representatives.

         8.3 Severability. Should any paragraph or any part of a paragraph within this Security Agreement be rendered void, invalid or unenforceable by any court of law for any reason, such invalidity or unenforceability shall not void or render invalid or unenforceable any other paragraph or part of a paragraph in this Security Agreement.

         8.4 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS, AS TEXAS LAWS ARE APPLIED TO CONTRACTS ENTERED INTO AND PERFORMED IN SUCH STATE.

         8.5 Attorneys' Fees. In the event that any action, suit or proceeding is instituted upon any breach of this Security Agreement, the prevailing party shall be paid by the other party thereto an amount equal to all of the prevailing party's costs and expenses, including attorneys' fees incurred in each and every such action, suit or proceeding (including any and all appeals or petitions therefrom). As used in this Agreement, "Attorneys' Fees" shall mean the full and actual cost of any legal services actually performed in connection with the matter involved calculated on the basis of the usual fee charged by the attorney performing such services and shall not be limited to "reasonable attorneys' fees" as defined in any statute or rule of court.

         8.6 Entire  Agreement.  The  making,  execution  and  delivery  of this
Security Agreement by the parties hereto have been induced by no representations, statements, warranties or agreements other than those herein expressed. This Security Agreement, the Purchase Agreement and the Note embody the entire understanding of the parties and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter hereof, unless expressly referred to by reference herein.

         8.7 Miscellaneous. Titles and captions contained in this Security Agreement are inserted for convenience of reference only and do not constitute part of this Security Agreement for any other purpose.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Security Agreement as of the date first above written.


DEBTOR:                                    LENDER: INTREORG SYSTEMS, INC.
                                           By:
----------------------------------------   ----------------------------------
(Sign)                                     Russell K. Boyd
                                           Its: Chief Executive Officer
(Please print name and address)            President and Chief Financial Officer


----------------------------------------

----------------------------------------

                                    EXHIBIT C
                                       to
                                     ANNEX I
                                       of
                            STOCK PURCHASE AGREEMENT

                                STOCK ASSIGNMENT
                            SEPARATE FROM CERTIFICATE


For Value Received,  _________________________________  ("Holder") hereby sells,
assigns  and  transfers  unto  ____________________________________   (________)
shares (the "Shares") of the Stock of INTREORG SYSTEMS, INC., a Texas corporation (the "Company"), held of record by Holder and represented by Certificate No. ______, and hereby irrevocably constitutes and appoints as Holder's attorney to transfer the Shares on the books of the Company, with full power of substitution in the premises.

The signature to this assignment must correspond with the name written upon the face of the Certificate in every particular without any alteration or addition or any other change.

Dated

------------------------------


-------------------------------------------------------------------------------
(Signature of Holder)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
(Please print name and address)


SIGNATURE GUARANTEED BY:

(Holder's signature must be guaranteed by a bank, a trust company or a brokerage firm):


----------------------------------------------------


----------------------------------------------------

                                LETTER REGARDING
                     FEDERAL AND _________ TAX CONSEQUENCES

                             INTREORG SYSTEMS, INC.
                              501 TROPHY LAKE DRIVE
                               SUITE 314, PMB 106
                            TROPHY CLUB, TEXAS 76262

[Purchaser]


Dear :
------------------------------

This letter is to notify you of certain federal and ___________ income tax consequences to you as a result of your purchase of shares (the "Shares") of Common Stock of INTREORG SYSTEMS, INC. (the "Company") pursuant to the Stock Purchase Agreement dated __________, 2010 between you and the Company.

The conclusion of this letter is that, if the purchase price for the Shares equals their fair market value on the date you sign the Stock Purchase Agreement, you should send copies of the attached form (the "Section 83 Form") relating to Section 83 ("Section 83") of the Internal Revenue Code of 1986 (the "Internal Revenue Code"), to the Internal Revenue Service and the Company, not later than 30 days after the date of the Stock Purchase Agreement. If the purchase price for the Shares is less than their fair market value on the date you sign the Stock Purchase Agreement, you should consider carefully whether or not you should file the Section 83 Form within 30 days after you sign the Stock Purchase Agreement.

Federal Income Tax Consequences

Certain federal income tax consequences to you in connection with your purchase of the Shares are determined in accordance with Section 83.

Section 83(a). Under Section 83(a), a person to whom property is transferred in connection with the performance of services ("Section 83 property") must recognize ordinary income in the year the property is transferred in an amount equal to the fair market value of the Section 83 property at the time it is transferred less the amount, if any, paid for the Section 83 property, unless the Section 83 property is not transferable and is subject to a substantial risk of forfeiture (collectively, a "Restriction on Transfer"). If there is a Restriction on Transfer, then the person acquiring Section 83 property will not recognize income until the Restriction on Transfer lapses (unless a Section 83(b) election is made - see below), at which time the person must recognize as ordinary income the fair market value of the Section 83 property at that time less the amount, if any, paid for the Section 83 property.

Your purchase of the Shares probably constitutes a transfer of Section 83 property. Further, the Stock Purchase Agreement provides that, if you cease to be employed by the Company for any reason, the Company must repurchase from you and you must sell to the Company all Non-Vested Shares (as defined in the Stock Purchase Agreement) for an amount which may be less than their fair market value. Under Regulations promulgated under Section 83, these provisions probably constitute a Restriction on Transfer over your Non-Vested Shares. Thus, under
Section 83(a), you would not be required to recognize any income as a result of your purchase of the Shares until they vest; when they vest, you would be required under Section 83(a) to recognize as ordinary income the excess, if any, of the fair market value of the Shares (as of the day they vest) over the price you paid for those Shares under the Stock Purchase Agreement. If the price of the Company's Common Stock is greater when the Shares vest than when you purchased them, you could have a substantial tax liability in connection with your purchase of the Shares when they vest.

Section 83(b) Election.  Section 83(b) provides an alternative method for taxing
Section 83 property. Under Section 83(b), a person may elect to recognize ordinary income in the year Section 83 property is transferred to him or her, rather then waiting until it vests. Thus, if you make a Section 83(b) election, you will be required to recognize as ordinary income in the year you purchase the Shares the difference, if any, between the fair market value of the Shares on the date you sign the Stock Purchase Agreement and the purchase price you pay for the Shares. For example, if you make the Section 83(b) election and you paid a purchase price for the Shares equal to their fair market value, you will not pay any taxes in the year of the purchase in connection with your purchase of the Shares. On the other hand, if you make the Section 83(b) election and the purchase price of the Shares is less than their fair market value on the date you sign the Stock Purchase Agreement, you will be required to pay taxes on the difference between those amounts in the year of the purchase. In either case, however, if you make the Section 83(b) election, you will not be required to recognize any income when the Shares vest.

To make the Section 83(b) election, you must file the Section 83 Form with both the Company and the Internal Revenue Service office where you file federal income tax returns. You must file the Section 83(b) Form within 30 days after you sign the Stock Purchase Agreement. In addition, you must attach a copy of the Section 83(b) Form to your income tax return that covers the year in which you filed the Form.

Sale of Section 83 Property. If a person sells Section 83 property after the Restriction on Transfer lapses (or after making a Section 83(b) election), he or she will recognize taxable gain or loss equal to the difference between the amount realized upon the sale of the Section 83 property and the person's "adjusted basis" for the Section 83 property. The person's adjusted basis for the Section 83 property will be (i) the amount paid for the Section 83 property plus (ii) any amount which the person has included in gross income pursuant to the Section 83(b) election. Thus, upon sale, you will recognize taxable gain or loss equal to the difference between the sale price of the Shares and your adjusted basis for the Shares.

In general, the gain or loss you recognize will be capital gain or loss if the following "Capital Gain Requirements" are met: (i) the Section 83 property is a capital asset and (ii) the Section 83 property is held for more than 12 months from either the date the Restrictions on Transfer lapse or, if a Section 83(b) election is made, the date the Section 83 property is acquired. Thus, as the Shares are probably a capital asset in your hands, you will recognize capital gain or loss upon their sale if you hold them for more than 12 months from either the date they vest or, if you make the Section 83(b) election, from the date you sign the Stock Purchase Agreement.

Forfeiture of Section 83 Property. If a person's interest in Section 83 property is forfeited, the person will recognize gain or loss equal to the difference between the amount realized upon forfeiture and the amount paid for the Section 83 property. In your case, if your employment with the Company is terminated before all of the Shares have vested, the Company is obligated to repurchase from you, and you are obligated to sell to the Company, any Non-Vested Shares at the price you paid for them. As there would be no difference between the amount realized upon forfeiture and the amount paid for the Shares, you would not be required to recognize any gain or loss at that time. However, upon forfeiture, you would not be able to recoup any taxes you pay pursuant to a Section 83(b) election.

Texas Income Tax Consequences.

The Texas income tax consequences to you in connection with your purchase of the Shares are identical to the federal income tax consequences. To make the Section 83(b) election in Texas, you must file the Section 83(b) Form with the Internal Revenue Service, as described above; there are no extra filing requirements for making the Section 83(b) election in Texas.

If you have any questions concerning the tax consequences described in this letter, please feel free to call me.

Sincerely,

INTREORG SYSTEMS, INC.

By: __________________________________________________
Russell K. Boyd
Its: Chief Executive Officer
President and Chief Financial Officer

                     ELECTION TO INCLUDE IN GROSS INCOME IN
                   YEAR OF TRANSFER PURSUANT TO SECTION 83(b)
                          OF THE INTERNAL REVENUE CODE


The undersigned hereby makes an election pursuant to the provisions of Section 83(b) of the Internal Revenue Code of 1986, as amended, and the regulations of the Commissioner of Internal Revenue promulgated thereunder, with respect to the
Section 83 property described below, and supplies the following information in connection with that election:

The name, address, taxable year and taxpayer identification number of the undersigned are:

Name:

                                      -----------------------------------
Address:

                                      -----------------------------------

                                      -----------------------------------

Taxable Year ________                                Taxpayer I.D. No.__________

The description of the Section 83 property with respect to which the undersigned is making the election is as follows:

_______________ (_____) shares (the "Subject Shares") of the Common Stock of INTREORG SYSTEMS, INC., a Texas corporation (the "Company").


The date upon which the Subject Shares were transferred to, and acquired by, the undersigned was ____________, ________.

The Subject Shares are subject to restrictions under a ___________ vesting period. If the undersigned's employment terminates, the Company is obligated to purchase and the undersigned is obligated to sell to the Company all Subject Shares that are not vested for a purchase price, which in certain circumstances may be less than the fair market value of the Subject Shares.

The fair market value of the Subject Shares at the time of the transfer to, and acquisition by, the undersigned (determined without regard to any restrictions other than restrictions which by their terms will never lapse) was $_____ per share.

The amount paid by the undersigned for the Subject Shares was $____ per share.

The undersigned has furnished a copy of this election to the Company.


[Signature Page Follows]

Dated:
---------------------------





------------------------------------------------------
(Signature)

Make 4 copies

(1) IRS (to be filed at the IRS where you ordinarily file your returns) within 30 days of the purchase

(1) IRS (to be filed with your income tax return)

(1) INTREORG SYSTEMS, INC.

(1) Copy for purchaser

                 FORM OF RESOLUTIONS FOR PURCHASE RIGHTS GRANTS


                RESOLUTIONS ADOPTED BY UNANIMOUS WRITTEN CONSENT
                          OF THE BOARD OF DIRECTORS OF
                             INTREORG SYSTEMS, INC.

                         As of __________________, 2010



The undersigned directors, constituting the entire board of directors (the "Board") of INTREORG SYSTEMS, INC., a Texas corporation (the "Company"), hereby take the following actions, adopt the following resolutions, and transact the following business, by written consent without a meeting, as of the date above written, pursuant to the applicable corporate laws of the State of Texas and the Company's Bylaws.

WHEREAS,  The Company Previously  Adopted the 2010 INTREORG SYSTEMS,  INC. STOCK
OPTION  AND  AWARD   INCENTIVE   PLAN  (The  "Plan"),   and  has  delegated  the
responsibility to administer the Plan to the Board;

WHEREAS, Two Million (2,000,000) shares of Common Stock of the Company were originally reserved for issuance under the Plan;

WHEREAS, as of the date hereof, ___ Million (__,000,000) shares remain available for issuance under the Plan; and

WHEREAS, the Board has determined that it is in the best interests of this company and its stockholders to provide, under the plan, equity incentives to those employees of the company identified below.

NOW, THEREFORE, BE IT RESOLVED, that the persons listed on the Exhibit A, which exhibit was reviewed by the Board and shall be included with this Consent, are hereby granted, as of the date hereof, the current right to purchase (the "Purchase Right") the number of shares at the per share purchase price as set forth in Exhibit A at any time on or prior to the date which is 15 days from the date this grant is first communicated to each recipient;

RESOLVED FURTHER, that this Company be, and it hereby is, authorized to accept a promissory note from each purchaser as consideration for the stock so purchased, in such form (including security for the obligation thereunder) heretofore approved by the Board;

RESOLVED FURTHER, that the officers of this Company, and each of them, be, and they hereby are, authorized, directed and empowered for and on behalf of this Company to prepare or cause to be prepared a stock purchase agreement, promissory note and/or security agreement (the "Purchase Agreements") to represent the rights granted at this meeting substantially in the form, and containing the terms and provisions, heretofore approved by the Board, and containing such other terms and provisions as such officers shall, upon advice of counsel, determine to be necessary or appropriate, their execution of such Purchase Agreements to conclusively evidence such determination;

RESOLVED FURTHER, that the Purchase Rights shall be evidenced by stock purchase agreements and be subject to the restrictions (including transfer and/or repurchase rights), if any, set forth in such stock purchase agreements;

RESOLVED FURTHER, that the Purchase Rights shall be granted pursuant to the exemptions provided under Section 701 of the Securities Act Rules and Texas Corporate Securities Laws;

RESOLVED FURTHER, that there is hereby reserved and set aside under the Plan the number of shares adequate to cover the shares underlying the Purchase Rights granted herein;

RESOLVED FURTHER, that upon receipt of executed Purchase Agreements from the person or persons granted rights hereunder, the officers of this Company, and each of them, be, and they hereby are, authorized, directed and empowered for and on behalf of this Company to issue the stock so purchased, and to do or cause to be done all such further acts and things and to sign, deliver and/or file all such documents and notices as any of such officers may deem necessary or advisable in order to carry out and perform the foregoing resolutions and the intention thereof; and

RESOLVED FURTHER, that the officers of this Company, and each of them, be, and they hereby are, authorized, directed and empowered for and on behalf of the Company to do or cause to be done all such acts and things and to sign, deliver and/or file all such documents and notices as any of such officers may deem necessary or advisable in order to carry out and perform the foregoing resolutions and the intention thereof.

The Secretary of the Corporation is directed to file the original executed copy of this Consent with the minutes of proceedings of the Board.

IN WITNESS WHEREOF, each of the undersigned has executed this consent as of the date first written above.

DIRECTORS:


------------------------------------------ -------------------------------------
Russell K. Boyd                            Malcolm C. Davenport, V


------------------------------------------
Redgie T. Green

                                    EXHIBIT A


                        Purchase Rights Grant Information

------------------------ ------------------------ -------------------------
Name                     No. Shares               Purchase Price*
------------------------ ------------------------ -------------------------

------------------------ ------------------------ -------------------------

------------------------ ------------------------ -------------------------

------------------------ ------------------------ -------------------------

------------------------ ------------------------ -------------------------

------------------------ ------------------------ -------------------------

------------------------ ------------------------ -------------------------

------------------------ ------------------------ -------------------------

------------------------ ------------------------ -------------------------

------------------------ ------------------------ -------------------------


* The per share purchase price must be at least 85% of the Fair Market Value (as such term is defined in the Plan) of the underlying share as of the date of grant.